SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

Pre-Effective Amendment No.                                            [ ]
                            ----------

Post-Effective Amendment No.   42   (File No. 2-89288)                 [X]
                             ------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.       44     (File No. 811-3956)                         [X]
                  -------

AXP STRATEGY SERIES, INC.
200 AXP Financial Center
Minneapolis, Minnesota  55474

Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810,
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check  appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on May 30, 2001, pursuant to paragraph (b)
     [ ] 60 days after filing  pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after  filing  pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AXP(R) Equity Value Fund


PROSPECTUS

May 30, 2001



AXP Equity Value Fund seeks to provide shareholders with growth of capital and income.

Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                       3p

Goal                                           3p

Investment Strategy                            3p

Risks                                          4p

Past Performance                               5p

Fees and Expenses                              6p

Management                                     7p

Buying and Selling Shares                      7p

Valuing Fund Shares                            7p

Investment Options                             8p

Purchasing Shares                              9p

Transactions through Third Parties            11p

Sales Charges                                 11p

Exchanging/Selling Shares                     14p

Distributions and Taxes                       16p

Other Information                             17p

Financial Highlights                          18p

The Fund

GOAL

AXP Equity Value Fund (the Fund) seeks to provide shareholders with growth of capital and income. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY

The Fund's assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 65% of its net assets in equity securities that provide income, offer the opportunity for long-term capital appreciation, or both. The Fund's investment philosophy is rooted in the belief that a disciplined, systematic, value-orientated approach to investing in larger companies provides investors with the best opportunity for long-term growth of capital.

The selection of common stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses equity investments by:

o Determining specific industry weightings within the following sectors:

   --  Consumer cyclical

   --  Energy

   --  Consumer stable

   --  Technology

   --  Financial

   --  Industrial

o Identifying companies with:

   --  dividend-paying stock

   --  effective management,

   --  competitive market position,

   --  financial strength, and

   --  potential for long-term growth.

o Selecting companies that are undervalued based on a variety of measures, such as price-earnings ratio, price/book ratio, current and projected earnings, current and projected dividends, and historic price levels.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

   --  the security is overvalued relative to alternative investments,

   --  the security has reached AEFC's price objective,

   --  the company has met AEFC's earnings and/or growth expectations, and

   -- the company or the security continues to meet the other standards described above.

Although not a primary investment strategy, the Fund also may invest in other instruments, such as foreign securities, convertible securities, debt obligations (rated B or higher), derivatives (such as futures, options and futures contracts), and money market securities.

During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities or commercial paper. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could cause the Fund to lose the opportunity to participate in market improvement. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes. The Fund is not managed with respect to tax-efficiency.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.

RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Sector/Concentration Risk

   Style Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Style Risk

The Fund purchases stocks it believes are undervalued, but have potential for long-term growth and dividend income. These stocks may trade at a discount to the market. Growth cannot be guaranteed and the markets may not be willing to reevaluate out-of-favor stocks.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and

o    how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.



+28.36% +12.70% +16.31% -3.27%  +26.79% +20.90% +23.19% +8.49%  +9.71% -0.36%
1991    1992    1993    1994    1995    1996    1997    1998    1999   2000

During the period shown in the bar chart, the highest return for a calendar quarter was +16.16% (quarter ending December 1998) and the lowest return for a calendar quarter was -12.40% (quarter ending September 1998).


The 5% sales charge applicable to Class B shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class A, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.


The Fund's year to date return as of March 31, 2001 was -3.91%.


Average Annual Total Returns (as of Dec. 31, 2000)

                                     1 year       5 years      10 years     Since inception

Equity Value:

   Class A                           -5.42%       +11.55%      N/A            +13.62%(a)

   Class B                           -4.25%       +11.92%      +13.81%        N/A

   Class Y                           +0.59%       +13.03%      N/A            +14.96%(a)

S&P 500 Index                        -9.10%       +18.33%      +17.46%        +20.40%(b)

Russell 1000(R)Value Index            +7.01%       +16.91%      +17.37%       +19.31%(b)

Lipper Large-Cap Value Index         +1.95%       +15.74%      +16.12%        +17.77%(b)

(a) Inception date was March 20, 1995.

(b) Measurement period started April 1, 1995.


This table shows total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

Past performance for Class A and Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class B, adjusted to reflect differences in sales charges, although not for other differences in expenses. Class C became effective June 26, 2000 and therefore performance information is not available.


For purposes of this calculation we assumed:

o  the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o  no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Standard & Poor's 500 Index (S&P 500 Index), an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

Russell  1000(R) Value Index,  an unmanaged  index,  measures the performance of
those  Russell  1000  companies  with  lower  price-to-book   ratios  and  lower
forecasted growth values.

Lipper Large-Cap Value Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)


                                                                Class A      Class B      Class C      Class Y

Maximum sales charge (load) imposed on purchases(a)

(as a percentage of offering price)                            5.75%(b)         none         none         none

Maximum deferred sales charge (load) imposed on sales

(as a percentage of offering price at time of purchase)            none           5%        1%(c)         none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:                    Class A      Class B      Class C      Class Y

Management fees(e)                                                0.48%        0.48%        0.48%        0.48%

Distribution (12b-1) fees                                         0.25%        1.00%        1.00%        0.00%

Other expenses(f)                                                 0.22%        0.22%        0.22%        0.31%

Total                                                             0.95%        1.70%        1.70%        0.79%

(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.


(d) Expenses for Class A, Class B and Class Y are based on actual expenses for the last fiscal year. Expenses for Class C are based on estimated amounts for the current fiscal year.

(e) Includes the impact of a performance adjustment fee that decreased the management fee by 0.02% for the most recent fiscal year.


(f) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:

                1 year           3 years           5 years          10 years

Class A(a)       $666             $861             $1,071           $1,679

Class B(b)       $573             $836             $1,024           $1,814(d)

Class B(c)       $173             $536             $  924           $1,814(d)

Class C          $173             $536             $  924           $2,014

Class Y          $ 81             $253             $  440           $  982

(a) Includes a 5.75% sales charge.

(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.

(c) Assumes you did not sell your Class B shares at the end of the period.

(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

MANAGEMENT


Warren Spitz joined AEFC in 2000. He became portfolio manager of this Fund in November 2000. He also serves as portfolio manager of Equity Income Portfolio, AXP Variable Portfolio - Diversified Equity Income Fund and IDS Life Series - Equity Income Portfolio. Prior to joining AEFC, he was a portfolio manager for Prudential Global Asset Management from 1987 to 2000.


Buying and Selling Shares

VALUING FUND SHARES

The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge
   (CDSC) and an annual distribution fee of 1.00%.


3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).


4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

Investment options summary:

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                                  Class A                Class B                 Class C                Class Y

Availability                     Available to all        Available to all        Available to all       Limited to qualifying
                                 investors.              investors.              investors.             institutional
                                                                                                        investors.

Initial Sales Charge             Yes. Payable at time    No. Entire purchase     No. Entire purchase    No. Entire purchase
                                 of purchase. Lower      price is invested in    price is invested in   price is invested in
                                 sales charge for        shares of the Fund.     shares of the Fund.    shares of the Fund.
                                 larger investments.


Deferred Sales Charge            On purchases over       Maximum 5% CDSC         1% CDSC applies if     None.
                                 $500,000, 1% CDSC       during the first year   you sell your shares
                                 applies if you sell     decreasing to 0%        less than one year
                                 your shares less than   after six years.        after purchase.
                                 one year after
                                 purchase.


Distribution and/or              Yes.* 0.25%             Yes.* 1.00%             Yes.* 1.00%            Yes.  0.10%
Shareholder Service Fee

Conversion to Class A            N/A                     Yes, automatically in   No.                    No.
                                                         ninth calendar year
                                                         of ownership.

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares,

Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

PURCHASING SHARES

To purchase shares through a brokerage account or from entities other than American Express Financial Advisors Inc., please consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.


How to determine the correct TIN

For this type of account:                           Use the Social Security or Employer Identification number of:

Individual or joint account                         The individual or one of the owners listed on the joint account

Custodian account of a minor                        The minor
(Uniform Gifts/Transfers to Minors Act)

A revocable living trust                            The grantor-trustee (the person who puts the money into the trust)

An irrevocable  trust,  pension
trust or  estate                                    The  legal entity (not the
                                                    personal representative  or  trustee, unless no legal entity is designated  in  the  account title)

Sole proprietorship                                 The owner

Partnership                                         The partnership

Corporate                                           The corporation

Association, club or tax-exempt organization        The organization


For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov/prod/forms_pubs/).

Three ways to invest

1 By mail:

Once your account has been established, send your check with the account number on it to:

American Express Funds

70200 AXP Financial Center

Minneapolis, MN 55474

Minimum amounts

Initial investment:        $2,000

Additional investments:    $100

Account balances:          $300

Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan:

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o  automatic payroll deduction,

o  bank authorization,

o  direct deposit of Social Security check, or

o  other plan approved by the Fund.

Minimum amounts

Initial investment:        $100


Additional investments:    $50 per payment for qualified accounts; $100 per
                            payment for nonqualified accounts

Account balances:          none (on a scheduled investment plan with monthly
                           payments)


If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer:

If you have an established account, you may wire money to:



Wells Fargo Bank Minnesota, N.A.

Minneapolis, MN 55479


Routing Transit No. 091000019

Give these instructions:


Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.


If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts

Each wire investment: $1,000

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive
compensation   from  the   Distributor  or  its   affiliates   for   shareholder
recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

SALES CHARGES

Class A-- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

Total investment                       Sales charge as percentage of:

                            Public offering price*       Net amount invested


Up to $49,999                       5.75%                    6.10%


$50,000 - $99,999                   4.75                     4.99

$100,000 - $249,999                 3.75                     3.90

$250,000 - $499,999                 2.50                     2.56

$500,000 - $999,999                 2.00**                   2.04**

$1,000,000 or more                  0.00                     0.00

  * Offering price includes the sales charge.

 ** The sales charge will be waived until Dec. 31, 2001.

The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o  your current investment in this Fund,

o  your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

Other Class A sales charge policies:

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o  current  or  retired  American  Express  financial  advisors,   employees  of
   financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that
   (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and
   (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)


o shareholders who have at least $1 million invested in American Express mutual funds. Until Dec. 31, 2001, the sales charge does not apply to shareholders who have at least $500,000 invested in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.


o purchases made within 90 days after a sale of shares (up to the amount sold):

  -- of American Express mutual funds in a qualified plan subject to a deferred sales charge, or

  -- in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

o  purchases made:

   -- with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

   -- through or under a wrap fee product or other investment  product sponsored
      by  the  Distributor  or  another  authorized  broker-dealer,   investment
      advisor, bank or investment professional,

   --  within the University of Texas System ORP,

   -- within a segregated  separate account offered by Nationwide Life Insurance
      Company or Nationwide Life and Annuity Insurance Company,

   --  within the University of Massachusetts After-Tax Savings Program, or

   -- through or under a subsidiary of AEFC offering  Personal  Trust  Services'
      Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C-- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:        The CDSC percentage rate is:

First year                                          5%

Second year                                         4%

Third year                                          4%

Fourth year                                         3%

Fifth year                                          2%

Sixth year                                          1%

Seventh year                                        0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example:

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

  --  at least 59 1/2 years old AND

  -- taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

  -- selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after it is accepted by that fund.

You may make up to three exchanges (11/2 round trips) within any 30-day period. These limits do not apply to scheduled exchange programs and certain employee benefit plans. Exceptions may be allowed with pre-approval of the Fund.

Other exchange policies:

o Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

AECSC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Selling Shares

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held through a brokerage account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.

Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)

Two ways to request an exchange or sale of shares

1 By letter:

Include in your letter:

o the name of the fund(s),

o the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),

o your Social Security number or Employer Identification number,

o the dollar amount or number of shares you want to exchange or sell,

o signature(s) of all registered account owners,

o for sales, indicate how you want your money delivered to you, and

o any paper certificates of shares you hold.

Regular or express mail:

American Express Funds

70100 AXP Financial Center

Minneapolis, MN 55474

2 By telephone:

American Express Client Service Corporation

Telephone Transaction Service

(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100


Maximum sale amount:       $100,000

Three ways to receive payment when you sell shares

1 By regular or express mail:

o Mailed to the address on record.

o Payable to names listed on the account.

NOTE: The express mail delivery charges you pay will vary depending on the courier you select.

2 By wire or electronic funds transfer:

o  Minimum wire: $1,000.

o Request that money be wired to your bank.

o Bank account must be in the same ownership as the American Express mutual fund account.

NOTE: Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By scheduled payout plan:

o Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Other Information

INVESTMENT MANAGER


The investment manager of the Fund is AEFC, 200 AXP Financial Center, Minneapolis, MN 55474. The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.48% of its average daily net assets. Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.


Financial Highlights

Class A

Per share income and capital changes(a)

Fiscal period ended March 31,                             2001         2000         1999         1998          1997

Net asset value, beginning of period                    $10.95       $11.32       $12.85       $11.62        $11.06

Income from investment operations:

Net investment income (loss)                               .08          .10          .17          .32           .29

Net gains (losses) (both realized and unrealized)        (.39)          .65        (.08)         3.30          1.70

Total from investment operations                         (.31)          .75          .09         3.62          1.99

Less distributions:

Dividends from net investment income                     (.09)        (.09)        (.17)        (.30)         (.31)

Distributions from realized gains                        (.24)       (1.03)       (1.45)       (2.09)        (1.12)

Total distributions                                      (.33)       (1.12)       (1.62)       (2.39)        (1.43)

Net asset value, end of period                          $10.31       $10.95       $11.32       $12.85        $11.62

Ratios/supplemental data

Net assets, end of period (in millions)                   $956         $961         $906         $835          $426

Ratio of expenses to average daily net assets(b)          .95%         .92%         .87%         .85%          .89%

Ratio of net investment income

(loss) to average daily net assets                        .75%         .88%        1.39%        2.43%         2.60%

Portfolio turnover rate

(excluding short-term securities)                          97%          59%         106%          95%           60%

Total return(c)                                        (2.76%)        6.87%        1.31%       33.62%        18.45%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of a sales charge.


Class B

Per share income and capital changes(a)

Fiscal period ended March 31,                             2001         2000         1999         1998          1997

Net asset value, beginning of period                    $10.94       $11.33       $12.85       $11.63        $11.07

Income from investment operations:

Net investment income (loss)                                --          .02          .07          .21           .21

Net gains (losses) (both realized and unrealized)        (.39)          .63        (.06)         3.30          1.69

Total from investment operations                         (.39)          .65          .01         3.51          1.90

Less distributions:

Dividends from net investment income                        --        (.01)        (.08)        (.20)         (.22)

Distributions from realized gains                        (.24)       (1.03)       (1.45)       (2.09)        (1.12)

Total distributions                                      (.24)       (1.04)       (1.53)       (2.29)        (1.34)

Net asset value, end of period                          $10.31       $10.94       $11.33       $12.85        $11.63

Ratios/supplemental data

Net assets, end of period (in millions)                   $970       $1,414       $1,663       $1,922        $1,509

Ratio of expenses to average daily net assets(b)         1.70%        1.67%        1.62%        1.61%         1.64%

Ratio of net investment income

(loss) to average daily net assets                      (.01%)         .13%         .65%        1.69%         1.83%

Portfolio turnover rate

(excluding short-term securities)                          97%          59%         106%          95%           60%

Total return(c)                                        (3.47%)        6.03%         .54%       32.61%        17.55%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of a sales charge.


Class C

Per share income and capital changes(a)

Fiscal period ended March 31,                          2001(b)

Net asset value, beginning of period                    $10.37

Income from investment operations:

Net investment income (loss)                                --

Net gains (losses) (both realized and unrealized)          .18

Total from investment operations                           .18

Less distributions:

Dividends from net investment income                     (.04)

Distributions from realized gains                        (.24)

Total distributions                                      (.28)

Net asset value, end of period                          $10.27

Ratios/supplemental data

Net assets, end of period (in millions)                     $1

Ratio of expenses to average daily net assets(c)      1.70%(d)

Ratio of net investment income

(loss) to average daily net assets                     .07%(d)

Portfolio turnover rate

(excluding short-term securities)                          97%

Total return(e)                                          1.82%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.


Class Y
Per share income and capital changes(a)

Fiscal period ended March 31,                             2001         2000         1999         1998          1997

Net asset value, beginning of period                    $10.96       $11.34       $12.87       $11.64        $11.07

Income from investment operations:

Net investment income (loss)                               .09          .12          .18          .34           .32

Net gains (losses) (both realized and unrealized)        (.39)          .63        (.08)         3.29          1.70

Total from investment operations                         (.30)          .75          .10         3.63          2.02

Less distributions:

Dividends from net investment income                     (.10)        (.10)        (.18)        (.31)         (.33)

Distributions from realized gains                        (.24)       (1.03)       (1.45)       (2.09)        (1.12)

Total distributions                                      (.34)       (1.13)       (1.63)       (2.40)        (1.45)

Net asset value, end of period                          $10.32       $10.96       $11.34       $12.87        $11.64

Ratios/supplemental data

Net assets, end of period (in millions)                     $2           $1           $1           $1            $--

Ratio of expenses to average daily net assets(b)          .79%         .77%         .78%         .76%          .71%

Ratio of net investment income

(loss) to average daily net assets                        .94%        1.02%        1.49%        2.10%         2.78%

Portfolio turnover rate

(excluding short-term securities)                          97%          59%         106%          95%           60%

Total return(c)                                        (2.62%)        6.91%        1.40%       33.76%        18.67%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.


Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center, Minneapolis, MN 55474
(800) 862-7919 TTY: (800) 846-4852
Web site address:
americanexpress.com


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.



Investment Company Act File #811-3956

Ticker Symbol
Class A: IEVAX      Class B: INEGX
Class C: N/A        Class Y: N/A

S-6382-99 L (5/01)

AXP(R) Focus 20 Fund

PROSPECTUS  MAY 30, 2001




AXP Focus 20 Fund seeks to provide shareholders with long-term capital growth.

Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                    3p

Goal                                                        3p

Investment Strategy                                         3p

Risks                                                       4p

Past Performance                                            5p

Fees and Expenses                                           5p

Management                                                  6p

Buying and Selling Shares                                   6p

Valuing Fund Shares                                         6p

Investment Options                                          7p

Purchasing Shares                                           8p

Transactions through Third Parties                         11p

Sales Charges                                              11p

Exchanging/Selling Shares                                  14p

Distributions and Taxes                                    16p

Other Information                                          17p

Financial Highlights                                       18p

The Fund

GOAL

AXP Focus 20 Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY

The Fund is a non-diversified mutual fund that primarily invests in equity securities that appear to offer growth opportunities. The Fund normally focuses its investment in a core group of 20 to 50 common stocks of medium and large size companies. The Fund may invest up to 30% of its total assets in foreign investments.

The selection of securities is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:

o Identifying companies with:

  -- effective management (considering overall performance),

  -- financial strength,

  -- competitive market or product position, and

  -- technological advantage relative to other companies.

o Selecting companies that AEFC believes have above-average long-term growth potential based on the factors described in the previous paragraph.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

 -- the company has met AEFC's earnings and/or growth expectations,

 -- political, economic, or other events could affect the company's performance,

 -- AEFC identifies a more attractive opportunity it believes has a better long-term growth potential based on factors described above,

 -- AEFC wishes to minimize potential losses (for example, in a market down-turn), and

 -- the company continues to meet the other standards described above.

Although not a primary investment strategy, the Fund also may invest in other instruments, such as money market securities, preferred stock, investment grade debt obligations and convertible securities. Additionally, the Fund may use derivative instruments (such as option and futures contracts) to produce incremental earnings, to hedge existing positions and to increase flexibility.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.


For more information on strategies, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.

RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Sector Risk

   Style Risk

   Foreign Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Sector Risk


The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more susceptible to a single economic, political or regulatory event than a diversified fund. In addition, the Fund may invest a significant part of its total assets in securities of companies primarily engaged in the technology, media, telecommunications, health care or financial sectors. This may result in greater market fluctuation than would happen with a fund invested in a wider variety of companies. As these sectors increase or decrease in favor with the investing public, the price of securities of companies in the sectors will fluctuate unpredictably. In addition, companies in those sectors, or in companies that rely heavily on those sectors, could become increasingly sensitive to down swings in the economy.


Style Risk
AEFC purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

Foreign Risk

The following are all components of foreign risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

PAST PERFORMANCE


The bar chart and past performance table are not presented because the Fund did not begin operations until June 26, 2000.


FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                                             Class A      Class B     Class C     Class Y

Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                         5.75%(b)         none        none        none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                         none           5%       1%(c)        none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:                                 Class A      Class B     Class C     Class Y

Management fees(e)                                                             0.63%        0.63%       0.63%       0.63%

Distribution (12b-1) fees                                                      0.25%        1.00%       1.00%       0.00%

Other expensesf                                                                0.71%        0.72%       0.72%       0.73%

Total                                                                          1.59%        2.35%       2.35%       1.36%

Fee waiver/expense reimbursement                                               0.27%        0.27%       0.27%       0.20%

Net expenses                                                                   1.32%        2.08%       2.08%       1.16%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."
(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.
(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.
(d) Expenses are based on estimated amounts for the current fiscal year. AEFC has contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2002. Under this agreement, total expenses will not exceed 1.32% for Class A; 2.08% for Class B; 2.08% for Class C and 1.16% for Class Y.
(e) Includes the impact of a performance adjustment fee that decreased the management fee by 0.02% for the most recent fiscal year.
(f) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:

               1 year           3 years           5 years         10 years

Class A(a)      $702            $1,023            $1,368          $2,339

Class B(b)      $611            $1,008            $1,332          $2,480(d)

Class B(c)      $211            $  708            $1,232          $2,480(d)

Class C         $211            $  708            $1,232          $2,670

Class Y         $118            $  411            $  727          $1,623

(a) Includes a 5.75% sales charge.

(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.

(c) Assumes you did not sell your Class B shares at the end of the period.


(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

MANAGEMENT


Douglas Guffy, portfolio manager, joined AEFC in 1994 as an equity analyst. He has eleven years of investment industry experience. He serves as co-portfolio manager of IDS Life Series - Managed Fund and AXP Growth Dimensions Fund, and he assists Gordon Fines in the management of AXP New Dimensions Fund. Doug has a bachelor's degree in Economics from Anderson University and a Masters of Business Administration from Ball State University.


Buying and Selling Shares

VALUING FUND SHARES

The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.


3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).


4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

Investment options summary:

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:




                                    Class A                   Class B                Class C               Class Y
----------------------------------- ------------------------- ---------------------- --------------------- --------------------
Availability                        Available to all          Available to all
                                    investors.                investors.
----------------------------------- ------------------------- ---------------------- --------------------- --------------------
Available to all investors.         Limited to qualifying
                                    institutional investors.
----------------------------------- ------------------------- ---------------------- --------------------- --------------------
Initial Sales Charge                Yes. Payable at time of   No. Entire purchase    No. Entire purchase   No. Entire
                                    purchase. Lower sales     price is invested in   price is invested     purchase price is
                                    charge for larger         shares of the Fund.    in shares of the      invested in shares
                                    investments.                                     Fund.                 of the Fund.
----------------------------------- ------------------------- ---------------------- --------------------- --------------------
Deferred Sales Charge               On purchases over         Maximum 5% CDSC        1% CDSC applies if    None.
                                    $500,000, 1% CDSC         during the first       you sell your
                                    applies if you sell       year decreasing to     shares less than
                                    your shares less than     0% after six years.    one year after
                                    one year after purchase.                         purchase.
----------------------------------- ------------------------- ---------------------- --------------------- --------------------
Distribution and/or Shareholder     Yes.*  0.25%              Yes.*  1.00%           Yes.*  1.00%          Yes.  0.10%
Service Fee
----------------------------------- ------------------------- ---------------------- --------------------- --------------------
Conversion to Class A               N/A                       Yes, automatically     No.                   No.
                                                              in ninth calendar
                                                              year of ownership.
----------------------------------- ------------------------- ---------------------- --------------------- --------------------
*  The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of
   1940 that allows it to pay  distribution and  servicing-related  expenses for the sale of Class A, Class B and Class C shares.  Because these fees are paid out of the Fund's assets on an on-going  basis,  the fees may cost  long-term shareholders  more than paying other types of sales  charges  imposed by some mutual funds.


Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

PURCHASING SHARES

To purchase shares through a brokerage account or from entities other than American Express Financial Advisors Inc., please consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.


If you do not provide and certify the correct TIN, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


o  a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.



How to determine the correct TIN

For this type of account:                                        Use the Social Security or Employer Identification number of:
---------------------------------------------------------------- --------------------------------------------------------------
Individual or joint account                                      The individual or one of the owners listed on the joint
                                                                 account
---------------------------------------------------------------- --------------------------------------------------------------
Custodian account of a minor  (Uniform Gifts/Transfers to        The minor
Minors Act)
---------------------------------------------------------------- --------------------------------------------------------------
A revocable living trust                                         The grantor-trustee (the person who puts the money into the trust)
---------------------------------------------------------------- --------------------------------------------------------------
An irrevocable trust, pension trust or estate                    The legal entity (not the personal representative or
                                                                 trustee, unless no legal entity is designated in the account title)
---------------------------------------------------------------- --------------------------------------------------------------
Sole proprietorship                                              The owner
---------------------------------------------------------------- --------------------------------------------------------------
Partnership                                                      The partnership
---------------------------------------------------------------- --------------------------------------------------------------
Corporate                                                        The corporation
---------------------------------------------------------------- --------------------------------------------------------------
Association, club or tax-exempt organization                     The organization
---------------------------------------------------------------- --------------------------------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov/prod/forms_pubs/).

Three ways to invest

1 By mail:

Once your account has been established, send your check with the account number on it to:

American Express Funds

70200 AXP Financial Center

Minneapolis, MN 55474

Minimum amounts

Initial investment:                         $2,000

Additional investments:                     $100

Account balances:                           $300

Qualified accounts:                         none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan:

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o  automatic payroll deduction,

o  bank authorization,

o  direct deposit of Social Security check, or

o  other plan approved by the Fund.

Minimum amounts
Initial investment:            $100
Additional investments:        $50 per payment for qualified accounts;
                               $100 per payment
for nonqualified accounts

Account balances:              none (on a scheduled investment plan with monthly
                               payments)

If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer:

If you have an established account, you may wire money to:


Wells Fargo Bank Minnesota, N.A.


Minneapolis, MN 55479

Routing Transit No. 091000019

Give these instructions:


Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.


If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts

Each wire investment:      $1,000

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive
compensation   from  the   Distributor  or  its   affiliates   for   shareholder
recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

SALES CHARGES

Class A-- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

Total investment                               Sales charge as percentage of:


                         Public offering price*              Net amount invested

Up to $49,999                        5.75%                             6.10%


$50,000 - $99,999                    4.75                              4.99

$100,000 - $249,999                  3.75                              3.90

$250,000 - $499,999                  2.50                              2.56


$500,000 - $999,999                  2.00**                            2.04**


$1,000,000 or more                   0.00                              0.00


   * Offering price includes the sales charge.

  ** The sales charge will be waived until Dec. 31, 2001.


The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o  your current investment in this Fund,

o  your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

Other Class A sales charge policies:

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o  current  or  retired  American  Express  financial  advisors,   employees  of
   financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that
   (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and
   (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)


o shareholders who have at least $1 million invested in American Express mutual funds. Until Dec. 31, 2001, the sales charge does not apply to shareholders who have at least $500,000 invested in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.


o purchases made within 90 days after a sale of shares (up to the amount sold):

  --of American Express mutual funds in a qualified plan subject to a deferred sales charge, or

  --in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

o   purchases made:

  --with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

  --through or under a wrap fee product or other investment  product sponsored
    by  the  Distributor  or  another  authorized  broker-dealer,   investment
    advisor, bank or investment professional,

  --within the University of Texas System ORP,

  --within a segregated  separate account offered by Nationwide Life Insurance
    Company or Nationwide Life and Annuity Insurance Company,

  --within the University of Massachusetts After-Tax Savings Program, or

  --through or under a subsidiary of AEFC offering  Personal  Trust  Services'
    Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C-- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:             The CDSC percentage rate is:

First year                                             5%

Second year                                            4%

Third year                                             4%

Fourth year                                            3%

Fifth year                                             2%

Sixth year                                             1%

Seventh year                                           0%


For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.


For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example:

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

  --at least 591/2 years old AND

  --taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

 --selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after it is accepted by that fund.

You may make up to three exchanges (11/2 round trips) within any 30-day period. These limits do not apply to scheduled exchange programs and certain employee benefit plans. Exceptions may be allowed with pre-approval of the Fund.

Other exchange policies:

o   Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o   Once we receive your exchange request, you cannot cancel it.

o   Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

AECSC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Selling Shares

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held through a brokerage account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.

Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)

Two ways to request an exchange or sale of shares

1 By letter:

Include in your letter:

o  the name of the fund(s),

o  the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),

o  your Social Security number or Employer Identification number,

o  the dollar amount or number of shares you want to exchange or sell,

o  signature(s) of all registered account owners,

o  for sales, indicate how you want your money delivered to you, and

o  any paper certificates of shares you hold.

Regular or express mail:

American Express Funds

70100 AXP Financial Center

Minneapolis, MN 55474

2 By telephone:

American Express Client Service Corporation

Telephone Transaction Service


(800) 437-3133


o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts.You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o   Telephone privileges may be modified or discontinued at any time.

Minimum sale amount: $100

Maximum sale amount: $100,000

Three ways to receive payment when you sell shares

1 By regular or express mail:

o Mailed to the address on record.

o Payable to names listed on the account.

NOTE: The express mail delivery charges you pay will vary depending on the courier you select.

2 By wire or electronic funds transfer:

o  Minimum wire: $1,000.

o Request that money be wired to your bank.

o Bank account must be in the same ownership as the American Express mutual fund account.

NOTE: Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By scheduled payout plan:

o  Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.


If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.


For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Other Information

INVESTMENT MANAGER


The investment manager of the Fund is AEFC, 200 AXP Financial Center, Minneapolis, MN 55474. The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal period was 0.65% of its average daily net assets. Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.

Financial Highlights

Class A

Per share income and capital changes(a)

Fiscal period ended March 31,                                         2001(b)

Net asset value, beginning of period                                   $ 4.98

Income from investment operations:

Net investment income (loss)                                             (.01)

Net gains (losses) (both realized and unrealized)                       (2.62)

Total from investment operations                                        (2.63)

Net asset value, end of period                                         $ 2.35

Ratios/supplemental data

Net assets, end of period (in millions)                                   $53

Ratio of expenses to average daily net assets(c)                      1.30%(d,e)

Ratio of net investment income (loss) to average daily net assets      (.47%)(d)

Portfolio turnover rate (excluding short-term securities)                54%

Total return(f)                                                     (52.81%)

(a)For a share outstanding throughout the period. Rounded to the nearest cent.
(b)For the period from June 26, 2000 (when shares became publicly available) to March 31, 2001.
(c)Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)Adjusted to an annual basis.
(e)AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 1.59% for the period ended March 31, 2001.
(f)Total return does not reflect payment of a sales charge.

Class B

Per share income and capital changes(a)

Fiscal period ended March 31,                                        2001(b)

Net asset value, beginning of period                                  $ 4.99

Income from investment operations:

Net investment income (loss)                                            (.03)

Net gains (losses) (both realized and unrealized)                      (2.62)

Total from investment operations                                       (2.65)

Net asset value, end of period                                        $ 2.34

Ratios/supplemental data

Net assets, end of period (in millions)                                  $27

Ratio of expenses to average daily net assets(c)                      2.07%d,e

Ratio of net investment income (loss) to average daily net assets    (1.25%)d

Portfolio turnover rate (excluding short-term securities)                54%

Total return(f)                                                     (53.11%)

(a)For a share outstanding throughout the period. Rounded to the nearest cent.
(b)For the period from June 26, 2000 (when shares became publicly available) to March 31, 2001.
(c)Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)Adjusted to an annual basis.
(e)AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 2.35% for the period ended March 31, 2001.
(f)Total return does not reflect payment of a sales charge.

Class C

Per share income and capital changes(a)

Fiscal period ended March 31,                                      2001(b)

Net asset value, beginning of period                                $ 4.98

Income from investment operations:

Net investment income (loss)                                          (.02)

Net gains (losses) (both realized and unrealized)                    (2.62)

Total from investment operations                                     (2.64)

Net asset value, end of period                                      $ 2.34

Ratios/supplemental data

Net assets, end of period (in millions)                                 $2

Ratio of expenses to average daily net assets(c)                    2.07%d,e

Ratio of net investment income (loss) to average daily net assets  (1.25%)d

Portfolio turnover rate (excluding short-term securities)              54%

Total return(f)                                                   (53.01%)

(a)For a share outstanding throughout the period. Rounded to the nearest cent.
(b)For the period from June 26, 2000 (when shares became publicly available) to March 31, 2001.
(c)Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)Adjusted to an annual basis.
(e)AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 2.35% for the period ended March 31, 2001.
(f)Total return does not reflect payment of a sales charge.

Class Y

Per share income and capital changes(a)

Fiscal period ended March 31,                                        2001(b)

Net asset value, beginning of period                                  $ 4.98

Income from investment operations:

Net investment income (loss)                                            (.01)

Net gains (losses) (both realized and unrealized)                      (2.62)

Total from investment operations                                       (2.63)

Net asset value, end of period                                        $ 2.35

Ratios/supplemental data

Net assets, end of period (in millions)                                   $--

Ratio of expenses to average daily net assets(c)                      1.11%d,e

Ratio of net investment income (loss) to average daily net assets     (.34%)d

Portfolio turnover rate (excluding short-term securities)                54%

Total return(f)                                                     (52.81%)

(a)For a share outstanding throughout the period. Rounded to the nearest cent.
(b)For the period from June 26, 2000 (when shares became publicly available) to March 31, 2001.
(c)Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)Adjusted to an annual basis.
(e)AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 1.36% for the period ended March 31, 2001.
(f)Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.


Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.


American Express Funds

70100 AXP Financial Center, Minneapolis, MN 55474


(800) 862-7919  TTY: (800) 846-4852


Web site address:

http://www.americanexpress.com/advisors

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-3956

TICKER SYMBOL

Class A: AFAFX    Class B: AFTBX

Class C: N/A    Class Y: N/A

(logo) American
              Express

S-6003-99 C (05/01)

AXP(R) Small Cap Advantage Fund


PROSPECTUS May 30, 2001


American
  Express(R)
 Funds

AXP Small Cap Advantage Fund seeks to provide shareholders with long-term capital growth.

Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                             3p

Goal                                                                 3p

Investment Strategy                                                  3p

Risks                                                                4p

Past Performance                                                     4p

Fees and Expenses                                                    6p

Management                                                           7p

Buying and Selling Shares                                            7p

Valuing Fund Shares                                                  7p

Investment Options                                                   8p

Purchasing Shares                                                    9p

Transactions through Third Parties                                  11p

Sales Charges                                                       11p

Exchanging/Selling Shares                                           14p

Distributions and Taxes                                             16p

Other Information                                                   17p

Financial Highlights                                                18p

The Fund

GOAL

AXP Small Cap Advantage Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY

The Fund's assets primarily are invested in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of small companies. These companies will often be those included in the Russell 2000(R) Index or the S&P SmallCap 600 Index.

In pursuit of the Fund's goal, the Fund's investment manager, American Express Financial Corporation (AEFC), employs an active investment strategy that focuses on individual stock selection.

AEFC manages the Fund to provide diversified exposure to the small cap segment of the U.S. stock market. Under normal market conditions, it is expected that the Fund will be fully invested in common stocks, and will typically hold between 200 and 250 issues, across a wide range of industries.

AEFC buys stocks based on an analysis of valuation and earnings. This selection discipline favors companies that exhibit:

o Attractive valuations, based on measures such as the ratio of stock price to company earnings, free cash flow or book value; and

o Improving earnings, based on an analysis of trends in earnings forecasts and prior period earnings that were better than expected, as well as a qualitative assessment of the company's competitive market position.

AEFC will normally sell a stock holding if:

   -- the stock's price moves above a reasonable valuation target; or

   -- the company's financial performance fails to meet expectations.

Although not a primary investment strategy, the Fund also may invest in other instruments, such as money market securities, debt securities, and derivatives (such as futures, options and forward contracts).

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund would invest in these securities primarily to reduce risk, this type of investment also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.

RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Small Company Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

PAST PERFORMANCE


The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and

o  how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

Class A Performance (based on calendar years)


                                                                        +4.01%
1991    1992    1993    1994    1995    1996    1997    1998    1999    2000

During the period shown in the bar chart, the highest return for a calendar quarter was +7.43% (quarter ending March 2000) and the lowest return for a calendar quarter was -4.75% (quarter ending December 2000).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The Fund's year to date return as of March 31, 2001 was -13.85%.

Average Annual Total Returns (as of Dec. 31, 2000)

                                  1 year                Since inception

Small Cap Advantage:

   Class A                        -1.97%                    +6.69%(a)

   Class B                        -0.58%                    +7.50%(a)

   Class Y                        +4.19%                   +10.68%(a)

Russell 2000(R)Index              -3.02%                    +7.70%(b)

S&P SmallCap 600 Index           +11.80%                   +15.98%(b)

Lipper Small-Cap Core Index       +6.93%                   +17.34%(b)

(a) Inception date was May 4, 1999.

(b) Measurement period started June 1, 1999.

This table shows total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees. Class C became effective June 26, 2000 and therefore performance information is not available.

For purposes of this calculation we assumed:

o  the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o  no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Russell 2000(R) Index, an unmanaged index, measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Standard and Poor's SmallCap 600 Index (S&P SmallCap 600 Index), an unmanaged market-weighted index, consists of 600 domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Fund may invest in stocks that may not be listed in the index.

Lipper Small-Cap Core Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A      Class B      Class C       Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                   5.75%(b)      none         none          none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                none           5%        1%(c)          none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:                        Class A      Class B      Class C       Class Y


Management fees(e)                                                    0.67%        0.67%        0.67%         0.67%

Distribution (12b-1) fees                                             0.25%        1.00%        1.00%         0.00%

Other expenses(f)                                                     0.33%        0.35%        0.35%         0.45%

Total                                                                 1.25%        2.02%        2.02%         1.12%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.


(d) Expense for Class A, Class B and Class Y are based on actual expenses for the last fiscal year. Expenses for Class C are based on estimated amounts for the current fiscal year.

(e) Includes the impact of a performance adjustment fee that decreased the management fee by 0.05% for the most recent fiscal year.


(f) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:

                   1 year           3 years           5 years         10 years


Class A(a)          $695              $949            $1,223          $2,004

Class B(b)          $605              $934            $1,189          $2,154(d)

Class B(c)          $205              $634            $1,089          $2,154(d)

Class C             $205              $634            $1,089          $2,353

Class Y             $114              $356           $   618          $1,368


(a) Includes a 5.75% sales charge.

(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.

(c) Assumes you did not sell your Class B shares at the end of the period.

(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

MANAGEMENT

Jake Hurwitz and Kent Kelley, principals of Kenwood Capital Management LLC, are primarily responsible for the day-to-day management of the Fund's portfolio since 1999. Since 1999, Jake and Kent have also managed other American Express Funds, including AXP Discovery Fund, AXP Progressive Fund and Total Return Portfolio. Previously, Jake served as senior vice president and Kent as chief executive officer at Travelers Investment Management Company (TIMCO).

Buying and Selling Shares

VALUING FUND SHARES

The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge
   (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

Investment options summary:

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:
                            Class A                  Class B                  Class C                  Class Y
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Availability                Available to all         Available to all         Available to all         Limited to qualifying
                            investors.               investors.               investors.               institutional
                                                                                                       investors.
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Initial Sales Charge        Yes. Payable at time     No. Entire purchase      No. Entire purchase      No. Entire purchase
                            of purchase. Lower       price is invested in     price is invested in     price is invested in
                            sales charge for         shares of the Fund.      shares of the Fund.      shares of the Fund.
                            larger investments.
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Deferred Sales Charge       On purchases over        Maximum 5% CDSC during   1% CDSC applies if you   None.
                            $500,000, 1% CDSC        the first year           sell your shares less
                            applies if you sell      decreasing to 0% after   than one year after
                            your shares less than    six years.               purchase.
                            one year after
                            purchase.
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Distribution and/or         Yes.* 0.25%              Yes.* 1.00%              Yes.* 1.00%              Yes. 0.10%
Shareholder Service Fee
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Conversion to Class A       N/A                      Yes, automatically in    No.                      No.
                                                     ninth calendar year of
                                                     ownership.
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

PURCHASING SHARES

To purchase shares through a brokerage account or from entities other than American Express Financial Advisors Inc., please consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN


How to determine the correct TIN

For this type of account:                           Use the Social Security or Employer Identification number of:

Individual or joint account                         The individual or one of the owners listed on the joint account

Custodian account of a minor                        The minor
(Uniform Gifts/Transfers to Minors Act)

A revocable living trust                            The grantor-trustee (the person who puts the money into the trust)

An irrevocable  trust,  pension                     The  legal entity (not the personal representative or trustee,
trust or  estate                                    unless no legal entity is designated  in  the  account title)

Sole proprietorship                                 The owner

Partnership                                         The partnership

Corporate                                           The corporation

Association, club or tax-exempt organization        The organization

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov/prod/forms_pubs/).

Three ways to invest

1 By mail:

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts

Initial investment:        $2,000

Additional investments:    $100

Account balances:          $300

Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan:

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o  automatic payroll deduction,

o  bank authorization,

o  direct deposit of Social Security check, or

o  other plan approved by the Fund.

Minimum amounts

Initial investment:        $100


Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts

Account balances:          none (on a scheduled investment plan with monthly
                                 payments)


If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer:

If you have an established account, you may wire money to:



Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019


Give these instructions:


Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to provide all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts

Each wire investment:      $1,000

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive
compensation   from  the   Distributor  or  its   affiliates   for   shareholder
recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

SALES CHARGES

Class A-- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

Total investment                      Sales charge as percentage of:

                           Public offering price*          Net amount invested


Up to $49,999                      5.75%                         6.10%


$50,000 - $99,999                  4.75                          4.99

$100,000 - $249,999                3.75                          3.90

$250,000 - $499,999                2.50                          2.56

$500,000 - $999,999                2.00**                        2.04**

$1,000,000 or more                 0.00                          0.00

  * Offering price includes the sales charge.


 ** The sales charge will be waived until Dec. 31, 2001.


The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o  your current investment in this Fund,

o  your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

Other Class A sales charge policies:

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o  current  or  retired  American  Express  financial  advisors,   employees  of
   financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that
   (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and
   (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)

o shareholders who have at least $1 million invested in American Express mutual funds. Until Dec. 31, 2001, the sales charge does not apply to shareholders who have at least $500,000 invested in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o  purchases made within 90 days after a sale of shares (up to the amount sold):

   -- of American Express mutual funds in a qualified plan subject to a deferred sales charge, or

   -- in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

o  purchases made:

   -- with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

   -- through or under a wrap fee product or other investment  product sponsored
      by  the  Distributor  or  another  authorized  broker-dealer,   investment
      advisor, bank or investment professional,

   -- within the University of Texas System ORP,

   -- within a segregated  separate account offered by Nationwide Life Insurance
      Company or Nationwide Life and Annuity Insurance Company,

   -- within the University of Massachusetts After-Tax Savings Program, or

   -- through or under a subsidiary of AEFC offering  Personal  Trust  Services'
      Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C-- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:      The CDSC percentage rate is:

First year                                        5%

Second year                                       4%

Third year                                        4%

Fourth year                                       3%

Fifth year                                        2%

Sixth year                                        1%

Seventh year                                      0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example:

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   -- at least 591/2 years old AND

   -- taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   -- selling   under  an  approved   substantially   equal   periodic   payment
      arrangement.

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after it is accepted by that fund.

You may make up to three exchanges (11/2 round trips) within any 30-day period. These limits do not apply to scheduled exchange programs and certain employee benefit plans. Exceptions may be allowed with pre-approval of the Fund.

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o  Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

AECSC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Selling Shares

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held through a brokerage account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.

Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)

Two ways to request an exchange or sale of shares

1 By letter:

Include in your letter:

o  the name of the fund(s),

o  the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),

o  your Social Security number or Employer Identification number,

o  the dollar amount or number of shares you want to exchange or sell,

o  signature(s) of all registered account owners,

o  for sales, indicate how you want your money delivered to you, and

o  any paper certificates of shares you hold.

Regular or express mail:

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

2 By telephone:

American Express Client Service Corporation

Telephone Transaction Service

(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100


Maximum sale amount:       $100,000

Three ways to receive payment when you sell shares

1 By regular or express mail:

o  Mailed to the address on record.

o  Payable to names listed on the account.

NOTE: The express mail delivery charges you pay will vary depending on the courier you select.

2 By wire or electronic funds transfer:

o  Minimum wire: $1,000.

o  Request that money be wired to your bank.

o Bank account must be in the same ownership as the American Express mutual fund account.

NOTE: Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By scheduled payout plan:

o  Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full predistribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Other Information

INVESTMENT MANAGER


The investment manager of the Fund is AEFC, 200 AXP Financial Center, Minneapolis, MN 55474. The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.67% of its average daily net assets. Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.

Kenwood Capital Management LLC (Sub-Adviser), an indirect subsidiary of AEFC, Metropolitan Center, Suite 2300, 333 South 7th Street, Minneapolis, MN 55402, sub-advises the Fund's assets.

Financial Highlights

Class A


Per share income and capital changes(a)

Fiscal period ended March 31,                                             2001           2000(b)
Net asset value, beginning of period                                     $6.07             $5.00

Income from investment operations:

Net investment income (loss)                                             (.01)             (.01)

Net gains (losses) (both realized and unrealized)                        (.98)              1.11

Total from investment operations                                         (.99)              1.10

Less distributions:

Distributions from realized gains                                        (.29)             (.03)

Total distributions                                                      (.29)             (.03)

Net asset value, end of period                                           $4.79             $6.07

Ratios/supplemental data

Net assets, end of period (in millions)                                   $352              $281

Ratio of expenses to average daily net assets(c)                         1.25%             1.32%(d,e)

Ratio of net investment income (loss) to average daily net assets       (.11%)             (.54%)(d)

Portfolio turnover rate (excluding short-term securities)                 144%              108%

Total return(f)                                                       (16.59%)            22.04%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 4, 1999  (commencement  of  operations) to March 31,
2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.77% for the period ended March
    31, 2000.

(f) Total return does not reflect payment of a sales charge.





Class B

Per share income and capital changes(a)

Fiscal period ended March 31,                                             2001           2000(b)

Net asset value, beginning of period                                    $ 6.03             $5.00

Income from investment operations:

Net investment income (loss)                                             (.04)             (.03)

Net gains (losses) (both realized and unrealized)                        (.98)              1.09

Total from investment operations                                        (1.02)              1.06

Less distributions:

Distributions from realized gains                                        (.29)             (.03)

Total distributions                                                      (.29)             (.03)

Net asset value, end of period                                          $ 4.72             $6.03

Ratios/supplemental data

Net assets, end of period (in millions)                                   $184              $140

Ratio of expenses to average daily net assets(c)                         2.02%             2.09%(d,e)

Ratio of net investment income (loss) to average daily net assets       (.88%)            (1.32%)(d)

Portfolio turnover rate (excluding short-term securities)                 144%              108%

Total return(f)                                                       (17.21%)            21.24%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 4, 1999  (commencement  of  operations) to March 31,
2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 2.53% for the period ended March
    31, 2000.

(f) Total return does not reflect payment of a sales charge.





Class C

Per share income and capital changes(a)

Fiscal period ended March 31,                                             2001(b)

Net asset value, beginning of period                                     $5.92

Income from investment operations:

Net investment income (loss)                                             (.01)

Net gains (losses) (both realized and unrealized)                        (.90)

Total from investment operations                                         (.91)

Less distributions:

Distributions from realized gains                                        (.29)

Net asset value, end of period                                           $4.72

Ratios/supplemental data

Net assets, end of period (in millions)                                     $2

Ratio of expenses to average daily net assets(c)                         2.02%(d)

Ratio of net investment income (loss) to average daily net assets        (.84%)(d)

Portfolio turnover rate (excluding short-term securities)                 144%

Total return(e)                                                        (15.67%)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.





Class Y

Per share income and capital changes(a)

Fiscal period ended March 31,                                             2001           2000(b)

Net asset value, beginning of period                                     $6.08             $5.00

Income from investment operations:

Net investment income (loss)                                               .01             (.01)

Net gains (losses) (both realized and unrealized)                        (.99)              1.12

Total from investment operations                                         (.98)              1.11

Less distributions:

Distributions from realized gains                                        (.29)             (.03)

Net asset value, end of period                                           $4.81             $6.08

Ratios/supplemental data

Net assets, end of period (in millions)                                     $--               $--

Ratio of expenses to average daily net assets(c)                          1.12%            1.16%(d,e)

Ratio of net investment income (loss) to average daily net assets        (.05%)            (.13%)(d)

Portfolio turnover rate (excluding short-term securities)                 144%              108%

Total return(f)                                                       (16.39%)            22.24%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 4, 1999 (commencement of operations) to March 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.61% for the period ended March 31, 2000.

(f) Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.



Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.



American Express Funds
70100 AXP Financial Center, Minneapolis, MN 55474
(800) 862-7919 TTY: (800) 846-4852
Web site address:
http://www.americanexpress.com/advisors



You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.



Investment Company Act File #811-3956

Ticker Symbol

Class A: ASAAX             Class B: ASABX

Class C: N/A               Class Y: N/A

AMERICAN
 EXPRESS(R)

S-6427-99 E (5/01)

AXP(R) Small Cap Growth Fund


PROSPECTUS MAY 30, 2001


American
  Express(R)
 Funds

AXP Small Cap Growth Fund seeks to provide shareholders with long-term capital growth.

Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                             3p

Goal                                                                 3p

Investment Strategy                                                  3p

Risks                                                                4p

Past Performance                                                     5p

Fees and Expenses                                                    6p

Management                                                           7p

Buying and Selling Shares                                            8p

Valuing Fund Shares                                                  8p

Investment Options                                                   9p

Purchasing Shares                                                   10p

Transactions through Third Parties                                  12p

Sales Charges                                                       12p

Exchanging/Selling Shares                                           15p

Distributions and Taxes                                             18p

Other Information                                                   19p

Financial Highlights                                                20p

The Fund

GOAL

AXP Small Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY

The Fund's assets primarily are invested in equity securities. Under normal market conditions, at least 65% of the Fund's net assets are invested in companies with market capitalization of up to $2 billion at the time the fund first invests in them. These companies will often be those included in the Russell 2000(R) Index.


American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration and distribution. AEFC has selected three asset managers to manage the Fund; INVESCO Funds Group, Inc. (INVESCO), Neuberger Berman Management Inc. (Neuberger Berman), and RS Investment Management, L.P. (RSIM). Each of the three asset managers acts independently of the others and uses its own methodology for selecting investments. All three asset managers employ an active investment strategy that focuses primarily on stocks of small companies whose businesses are expanding. New investments in the fund, net of any redemptions, are allocated to the sub-advisors in equal portions.


In selecting investments for the Fund, each of the asset managers looks for companies that have the potential to increase in value over time. This strategy seeks to identify companies with either earnings and revenues that are growing at an accelerating pace, or the demonstrated potential for a greater-than-average increase in value.

INVESCO's methodology looks primarily for companies in the developing stages of their life cycles with one or more of the following characteristics:

o the companies are currently priced below INVESCO's estimates of their potential;

o the companies have earnings which may be expected to grow faster than the domestic economy: or

o the companies offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, or structural changes in the economy.

Neuberger Berman looks for new companies that are in the developmental stage as well as older companies that appear poised to grow because of new products, markets, or management. Factors used to identify these companies may include:

o  financial strength,

o  a strong position relative to competitors, and

o  a stock price that is reasonable in light of its growth rate.

Neuberger Berman follows a disciplined selling strategy and may drop a stock from its portion of the Fund's portfolio when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

RSIM typically considers a number of factors in evaluating a potential investment, including whether:

o  the company has a superior management team;

o the company has experienced or has the potential for superior earnings per share momentum; and

o there is a possible catalyst, such as new management or a new product, that has the potential to drive earnings and valuations higher.

RSIM may consider selling a security from its portion of the Fund's portfolio if the stock price declines substantially below the purchase price, if the price of the security attains a target price or otherwise appears relatively high, if the company's business fundamentals appear to turn negative, or if another investment appears to offer a better opportunity.

Although not a primary investment strategy, the Fund's policies permit investment in other instruments such as money market securities, investment grade debt securities, and foreign securities. Additionally, the Fund's policies permit use of derivative instruments (such as options and futures contracts) to produce incremental earnings, to hedge existing positions, and to increase flexibility.

During weak or declining markets, the Fund's policies permit investment of more of its assets in money market securities. Although investing in these securities would serve primarily to hedge risk, this type of investment also could prevent the Fund from achieving its investment objective. During these times, trading in the Fund's portfolio securities could be more frequent, which could result in increased fees, expenses, and taxes.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.

RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Small Company Risk

   Style Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Style Risk

AEFC purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

PAST PERFORMANCE

The Fund is new as of the date of this prospectus and therefore performance information is not available.

The following table provides information concerning the historical performance of three registered investment company accounts managed by INVESCO Funds Group, Inc., Neuberger Berman Management Inc., and RS Investment Management, L.P., respectively, the three subadvisors ("Subadvisors") of the Fund. Each of the three registered investment company accounts has investment objectives, policies, strategies, and risks substantially similar to those of the Fund. This information is provided to illustrate the past performance of the three Subadvisors in managing a substantially similar investment vehicle as measured against the Russell 2000(R) Index. This information represents neither the past performance of the Fund, or any portion of the Fund, nor the future performance of the Fund, or any portion of the Fund.

Performance data shown for each of the registered investment company accounts was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. All performance information has been provided by the respective Subadvisors and has not been audited by AEFC or the Fund. Average annual total return reflects changes in share price and reinvestment of dividends and distributions and is net of fund expenses. Share prices and investment returns will fluctuate, reflecting market conditions as well as changes in the fundamentals of portfolio securities. The performance results for the registered investment company accounts presented below are generally subject to fees and expenses (1.24%, 2.13%, and 1.89%, respectively) that differ from those estimated for the Fund. The performance data presented below is unaudited.

The past performance of the three registered investment company accounts and the Index should not be viewed as representative of the Fund's future performance. Each of the subadvisors manages only a portion of the Fund's assets. Therefore, the future performance of each Subadvisor will affect the performance of the Fund only for the portion of the assets that the Subadvisor manages.


Average Annual Total Returns (as of Dec. 31, 2000)


                                                                                                                 Since
                                                            1 year            5 years         10 years         inception
INVESCO Small Company Growth Fund


   (Investor Class)a (12/91)*                              -12.19%            19.34%              --%            19.26%

Neuberger Berman Millennium Fund(b) (10/98)                -28.68%                --%             --%            51.46%

RS Diversified Growth Fund(c) (8/96)                       -26.90%                --%             --%            32.07%

Russell 2000(R)Index(d)                                      -3.02%            10.31%           15.53%               --%

Russell 2000 Growth Index(e)                               -22.43%             7.14%           12.80%               --%

Lipper Small Cap Growth Funds Index(f)                      -8.25%            14.21%           17.45%               --%

* (Inception date of the fund)

(a) During the periods shown, certain expenses of the INVESCO Small Company Growth Fund were reduced or were absorbed by INVESCO, resulting in greater total returns than would otherwise have been achieved.

(b) The start up of the Neuberger Berman Millennium Fund roughly coincided with a period of accelerated growth in the small cap growth sector of the stock market, and its investment in initial public offerings had a significant impact on performance. There can be no assurance that these factors will continue to have a positive effect on the fund. Since the fund was relatively small during much of the period shown, it may have been easier to achieve higher returns than in a larger fund. Because of the fund's aggressive investment approach, its share price is subject to greater volatility than may be found in a more conservative fund. Neuberger Berman currently absorbs certain operating expenses of the fund. Absent such arrangements, which are subject to change, the returns for periods shown would have been less.

(c) During the periods shown,  expenses of the RS  Diversified  Growth Fund, and
    therefore  its  total   returns,   were   affected  by  expense   limitation
    reimbursements and a one-time accounting adjustment in 1999.

(d) The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(e) Russell 2000 Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

(f) Lipper Small-Cap Growth Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A      Class B      Class C       Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                5.75%(b)         none         none          none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                none           5%        1%(c)          none

Annual Fund operating expenses(d)
(expenses that are deducted from Fund assets)

As a percentage of average daily net assets:                        Class A      Class B      Class C       Class Y


Management fees                                                       0.92%        0.92%        0.92%         0.92%

Distribution (12b-1) fees                                             0.25%        1.00%        1.00%         0.00%

Other expenses(e)                                                     3.20%        3.59%        3.59%         3.15%

Total                                                                 4.37%        5.51%        5.51%         4.07%

Fee waiver/expense reimbursement                                      2.82%        3.20%        3.20%         2.70%

Net expenses                                                          1.55%        2.31%        2.31%         1.37%

(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.


(d) Expenses are based on estimated amounts for the current fiscal year. AEFC has contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2002. Under this agreement, total expenses will not exceed 1.55% for Class A; 2.31% for Class B; 2.31% for Class C and 1.37% for Class Y.


(e) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:

                 1 year           3 years           5 years         10 years


Class A(a)        $724            $1,582            $2,451          $4,671

Class B(b)        $634            $1,660            $2,575          $4,998(d)

Class B(c)        $234            $1,360            $2,475          $4,998(d)

Class C           $234            $1,360            $2,475          $5,213

Class Y           $139           $   991            $1,859          $4,101


(a) Includes a 5.75% sales charge.

(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.

(c) Assumes you did not sell your Class B shares at the end of the period.

(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

MANAGEMENT

Three sub-advisors, INVESCO Funds Group, Inc., (INVESCO), Neuberger Berman Management Inc. (Neuberger Berman), and RS Investment Management, L.P. (RSIM) each manage a portion of the Fund's assets based upon their respective experience in managing a small cap growth fund whose investment goals and strategies are substantially similar to those of the Fund. New investments in the Fund, net of any redemptions, are allocated to the sub-advisors in equal portions. AEFC reserves the right to modify this allocation no more often than semiannually.

INVESCO

Stacie Cowell, CFA

Stacie Cowell, a vice president of INVESCO, is the lead portfolio manager of Small Company Growth Fund. Before joining INVESCO in 1997, Stacie was senior equity analyst with Founders Asset Management from 1993 to 1996 and a capital markets and trading analyst with Chase Manhattan Bank in New York.

Neuberger Berman

Michael Malouf


Vice President of Neuberger Berman Management and Managing Director of Neuberger Berman, LLC. He joined Neuberger Berman in 1998. He has been co-manager of the Neuberger Berman Millennium Fund since its inception in 1998. From 1991 to 1998, he was a portfolio manager at Dresdner RCM Global Investors, LLC.


Jennifer Silver


Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. She joined Neuberger Berman in 1997. She has been co-manager of the Neuberger Berman Millennium Fund since its inception in 1998. From 1981 to 1997, she was an analyst and a portfolio manager at Putnam Investments.


RSIM

John H. Seabern, CFA

John is a vice president and co-portfolio manager of the RS Diversified Growth Fund. He has served on the management team of the RS Diversified Growth Fund since its inception. He joined the RSIM research team in September 1993. Prior to joining RSIM, John worked at Duncan-Hurst Capital Management as a performance analyst for two years.

John L. Wallace

John is a Managing Director and portfolio manager of the RS MidCap Opportunities Fund (formerly Growth & Income Fund), RS Diversified Growth Fund and related separate accounts. He joined RSIM in July 1995. Prior to joining RSIM, John was vice president and portfolio manager of the Oppenheimer Main Street Income and Growth and Total Return Funds, where he managed more than $4 billion in assets.

Buying and Selling Shares

VALUING FUND SHARES

The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge
(CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

Investment options summary:

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:
                            Class A                  Class B                  Class C                  Class Y
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Availability                Available to all         Available to all         Available to all         Limited to qualifying
                            investors.               investors.               investors.               institutional
                                                                                                       investors.
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Initial Sales Charge        Yes. Payable at time     No. Entire purchase      No. Entire purchase      No. Entire purchase
                            of purchase. Lower       price is invested in     price is invested in     price is invested in
                            sales charge for         shares of the Fund.      shares of the Fund.      shares of the Fund.
                            larger investments.
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Deferred Sales Charge       On purchases over        Maximum 5% CDSC during   1% CDSC applies if you   None.
                            $500,000, 1% CDSC        the first year           sell your shares less
                            applies if you sell      decreasing to 0% after   than one year after
                            your shares less than    six years.               purchase.
                            one year after
                            purchase.
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Distribution and/or         Yes.* 0.25%              Yes.* 1.00%              Yes.* 1.00%              Yes. 0.10%
Shareholder Service Fee
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
Conversion to Class A       N/A                      Yes, automatically in    No.                      No.
                                                     ninth calendar year of
                                                     ownership.
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------


* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

PURCHASING SHARES

To purchase shares through a brokerage account or from entities other than American Express Financial Advisors Inc., please consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.


If you do not provide and certify the correct TIN, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


o  a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN


How to determine the correct TIN

For this type of account:                           Use the Social Security or Employer Identification number of:

Individual or joint account                         The individual or one of the owners listed on the joint account

Custodian account of a minor                        The minor
(Uniform Gifts/Transfers to Minors Act)

A revocable living trust                            The grantor-trustee (the person who puts the money into the trust)

An irrevocable  trust,  pension                     The  legal entity (not the personal representative or trustee,
trust or  estate                                    unless no legal entity is designated  in  the  account title)

Sole proprietorship                                 The owner

Partnership                                         The partnership

Corporate                                           The corporation

Association, club or tax-exempt organization        The organization


For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov/prod/forms_pubs/).

Three ways to invest

1 By mail:

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts

Initial investment:        $2,000

Additional investments:    $100

Account balances:          $300

Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan:

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o  automatic payroll deduction,

o  bank authorization,

o  direct deposit of Social Security check, or

o  other plan approved by the Fund.

Minimum amounts

Initial investment:        $100

Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts

Account balances:          none (on a scheduled investment plan with
                           monthly payments)

If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer:

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019

Give these instructions:


Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts

Each wire investment:      $1,000

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive
compensation   from  the   Distributor  or  its   affiliates   for   shareholder
recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

SALES CHARGES

Class A-- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

Total investment                    Sales charge as percentage of:

                         Public offering price*            Net amount invested

Up to $49,999                    5.75%                           6.10%

$50,000 - $99,999                4.75                            4.99

$100,000 - $249,999              3.75                            3.90

$250,000 - $499,999              2.50                            2.56

$500,000 - $999,999              2.00**                          2.04**

$1,000,000 or more               0.00                            0.00

  * Offering price includes the sales charge.

 ** The sales charge will be waived until Dec. 31, 2001.

The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o  your current investment in this Fund,

o  your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

Other Class A sales charge policies:

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o  current  or  retired  American  Express  financial  advisors,   employees  of
   financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that
   (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and
   (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)

o shareholders who have at least $1 million invested in American Express mutual funds. Until Dec. 31, 2001, the sales charge does not apply to shareholders who have at least $500,000 invested in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o  purchases made within 90 days after a sale of shares (up to the amount sold):

   -- of American Express mutual funds in a qualified plan subject to a deferred sales charge, or

   -- in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

   Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

o  purchases made:

   -- with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

   -- through or under a wrap fee product or other investment  product sponsored
      by  the  Distributor  or  another  authorized  broker-dealer,   investment
      advisor, bank or investment professional,

   -- within the University of Texas System ORP,

   -- within a segregated  separate account offered by Nationwide Life Insurance
      Company or Nationwide Life and Annuity Insurance Company,

   -- within the University of Massachusetts After-Tax Savings Program, or

   -- through or under a subsidiary of AEFC offering  Personal  Trust  Services'
      Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C-- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:            The CDSC percentage rate is:

First year                                              5%

Second year                                             4%

Third year                                              4%

Fourth year                                             3%

Fifth year                                              2%

Sixth year                                              1%

Seventh year                                            0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example:

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

  -- at least 591/2 years old AND

   -- taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

  -- selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after it is accepted by that fund.

You may make up to three exchanges (11/2 round trips) within any 30-day period. These limits do not apply to scheduled exchange programs and certain employee benefit plans. Exceptions may be allowed with pre-approval of the Fund.

Other exchange policies:

o Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

AECSC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Selling Shares

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held through a brokerage account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.

Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)

Two ways to request an exchange or sale of shares

1 By letter:

Include in your letter:

o  the name of the fund(s),

o  the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),

o  your Social Security number or Employer Identification number,

o  the dollar amount or number of shares you want to exchange or sell,

o  signature(s) of all registered account owners,

o  for sales, indicate how you want your money delivered to you, and

o  any paper certificates of shares you hold.

Regular or express mail:

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

2 By telephone:

American Express Client Service Corporation

Telephone Transaction Service

(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100

Maximum sale amount:       $100,000

Three ways to receive payment when you sell shares

1 By regular or express mail:

o  Mailed to the address on record.

o  Payable to names listed on the account.

NOTE: The express mail delivery charges you pay will vary depending on the courier you select.

2 By wire or electronic funds transfer:

o  Minimum wire: $1,000.

o  Request that money be wired to your bank.

o Bank account must be in the same ownership as the American Express mutual fund account.

NOTE: Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By scheduled payout plan:

o  Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Other Information

INVESTMENT MANAGER


The investment manager of the Fund is AEFC, 200 AXP Financial Center, Minneapolis, MN 55474. The Fund pays AEFC a fee for managing its assets. AEFC, in turn, pays a portion of this fee to each of the Sub-Advisors. Under the Investment Management Services Agreement, the fee for the most recent fiscal period was 0.92% of its average daily net assets. Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.


AEFC also selects, contracts with and compensates sub-advisers to manage the investment of the Fund's assets. AEFC monitors the compliance of the sub-advisers with the investment objectives and related policies of the Fund, reviews the performance of the sub-advisers, and reports periodically to the Board of Directors.

The Fund intends to apply for an order from the Securities and Exchange Commission to permit AEFC, subject to the approval of the Board of Directors, to appoint a sub-adviser, or change the terms of a sub-advisory agreement for the Fund without first obtaining shareholder approval. If the order is received, the Fund will be able to change sub-advisors or the fees paid to sub-advisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The order is expected to prohibit AEFC from entering into sub-advisory agreements with affiliates of AEFC without shareholder approval, unless those affiliates are wholly-owned subsidiaries of AEFC. There is no assurance the order will be granted, and no changes will be made until that time.

Subadvisors:

INVESCO Funds Group, Inc. (INVESCO), located at 7800 East Union Avenue, Denver, Colorado, sub-advises the Fund's assets. INVESCO, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under an Investment Subadvisory Agreement with AEFC.

Neuberger Berman Management Inc., (Neuberger Berman) located at 605 Third Avenue Second Floor, New York, New York, sub-advises the Fund's assets. Neuberger Berman, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under an Investment Subadvisory Agreement with AEFC.

RS Investment Management, L.P. (RSIM), located at 388 Market Street, Suite 200, San Francisco, California, sub-advises the Fund's assets. RSIM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under an Investment Subadvisory Agreement with AEFC.

Financial Highlights

Class A

Per share income and capital changes(a)

Fiscal period ended March 31,                                        2001(b)


Net asset value, beginning of period                                $5.09

Income from investment operations:

Net investment income (loss)                                           --

Net gains (losses) (both realized and unrealized)                   (.96)

Total from investment operations                                    (.96)

Net asset value, end of period                                      $4.13

Ratios/supplemental data

Net assets, end of period (in millions)                               $30

Ratio of expenses to average daily net assets(c)                    1.50%(d,e)

Ratio of net investment income (loss)
  to average daily net assets                                       (.03%)(d)

Portfolio turnover rate (excluding short-term securities)             35%

Total return(f)                                                   (18.86%)


(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.


(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 4.37% for the period ended March 31, 2001.


(f) Total return does not reflect payment of a sales charge.

Class B

Per share income and capital changes(a)

Fiscal period ended March 31,                                        2001(b)


Net asset value, beginning of period                                $5.09

Income from investment operations:

Net investment income (loss)                                        (.01)

Net gains (losses) (both realized and unrealized)                   (.96)

Total from investment operations                                    (.97)

Net asset value, end of period                                      $4.12

Ratios/supplemental data

Net assets, end of period (in millions)                                $8

Ratio of expenses to average daily net assets(c)                    2.31%(d,e)

Ratio of net investment income (loss)
  to average daily net assets                                       (.78%)(d)

Portfolio turnover rate (excluding short-term securities)             35%

Total return(f)                                                   (19.06%)


(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.


(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 5.51% for the period ended March 31, 2001.


(f) Total return does not reflect payment of a sales charge.

Class C

Per share income and capital changes(a)


Fiscal period ended March 31,                                        2001(b)

Net asset value, beginning of period                                $5.09

Income from investment operations:

Net investment income (loss)                                        (.01)

Net gains (losses) (both realized and unrealized)                   (.96)

Total from investment operations                                    (.97)

Net asset value, end of period                                      $4.12

Ratios/supplemental data

Net assets, end of period (in millions)                                $1

Ratio of expenses to average daily net assets(c)                    2.31%(d,e)

Ratio of net investment income (loss)
  to average daily net assets                                       (.77%)(d)

Portfolio turnover rate (excluding short-term securities)             35%

Total return(f)                                                   (19.06%)


(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.


(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 5.51% for the period ended March 31, 2001.


(f) Total return does not reflect payment of a sales charge.

Class Y

Per share income and capital changes(a)


Fiscal period ended March 31,                                        2001(b)

Net asset value, beginning of period                                $5.09

Income from investment operations:

Net investment income (loss)                                          --

Net gains (losses) (both realized and unrealized)                   (.96)

Total from investment operations                                    (.96)

Net asset value, end of period                                      $4.13

Ratios/supplemental data

Net assets, end of period (in millions)                              $--

Ratio of expenses to average daily net assets(c)                    1.31%(d,e)

Ratio of net investment income (loss)
  to average daily net assets                                        .11%(d)

Portfolio turnover rate (excluding short-term securities)             35%

Total return(f)                                                   (18.86%)


(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.


(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 4.07% for the period ended March 31, 2001.


(f) Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.



Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI). The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, contact your selling agent or American Express Client Service Corporation.



American Express Funds
70100 AXP Financial Center, Minneapolis, MN 55474
800-862-7919 TTY: 800-846-4852

Web site address:
http://www.americanexpress.com/advisors



You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.



Investment Company Act File #811-3956

Ticker Symbol


Class A: AXSCX             Class B: ASGBX


Class C: N/A               Class Y: N/A

AMERICAN
 EXPRESS(R)

S-6301-99 C (5/01)

AXP(R) Strategy Aggressive Fund

PROSPECTUS


May 30, 2001



AXP Strategy Aggressive Fund seeks to provide shareholders with long-term growth of capital.

Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                3p

Goal                                    3p

Investment Strategy                     3p

Risks                                   4p

Past Performance                        5p

Fees and Expenses                       6p

Management                              7p

Buying and Selling Shares               7p

Valuing Fund Shares                     7p

Investment Options                      8p

Purchasing Shares                       9p

Transactions Through Third Parties     11p

Sales Charges                          11p

Exchanging/Selling Shares              14p

Distributions and Taxes                16p

Other Information                      17p

Financial Highlights                   18p

The Fund

GOAL

AXP Strategy Aggressive Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY

The Fund primarily invests in securities of growth companies. Under normal market conditions, at least 65% of the Fund's total assets are invested in equity securities.

The selection of common stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses equity investments by:

o Considering opportunities and risks within growing industries and new technologies.

o    Selecting companies that AEFC believes have aggressive growth prospects.

o    Identifying small and medium companies with:

     --   effective management,

     --   financial strength, and

     --   competitive market position.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     --   the security is overvalued relative to alternative investments,

     --   the security has reached AEFC's price objective,

     --   the company's characteristics change,

     --   the company has met AEFC's earnings and/or growth expectations,

     -- political, economic, or other events could affect the company's performance,

     --   AEFC  wishes  to  minimize   potential   losses  (i.e.,  in  a  market
          down-turn),

     --   AEFC wishes to lock-in profits,

     --   AEFC identifies a more attractive opportunity, and

     -- the company or the security continues to meet the other standards described above.

Although not a primary investment strategy, the Fund also may invest in other instruments, such as foreign securities, money market securities, debt obligations (rated B or higher), derivatives (such as options, futures and forward contracts), and convertible securities.

During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities or debt obligations. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.

RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Style Risk

   Small Company Risk

   Issuer Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Style Risk

AEFC purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and

o    how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

Class B Performance (based on calendar years)




+51.08% -0.99%  +7.99% -6.87%  +35.03%  +18.19  +14.70%  +18.37% +71.94% -19.09%
 1991    1992    1993   1994    1995      1996    1997     1998    1999    2000


During the period shown in the bar chart, the highest return for a calendar quarter was +54.73% (quarter ending December 1999) and the lowest return for a calendar quarter was -27.09% (quarter ending December 2000).

The 5% sales charge applicable to Class B shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class A, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The Fund's year to date return as of March 31, 2001 was -28.85%.

Average Annual Total Returns (as of Dec. 31, 2000)
                                1 year         5 years        10 years    Since inception

Strategy Aggressive:

   Class A                       -23.17%          +16.92%       N/A            +19.47%(a)

   Class B                       -21.40%          +17.32%       +16.32%        N/A

   Class Y                       -18.30%          +18.48%       N/A            +20.85%(a)

S&P MidCap 400 Index             +17.51%          +20.41%       +19.86%        +21.52%(b)

Russell MidCap(R)Growth Index    -11.75%          +17.77%       +18.10%        +19.15%(b)

Lipper Mid-Cap Growth Index      -16.13%          +15.73%       +18.97%        +18.88%(b)

(a) Inception date was March 20, 1995.

(b) Measurement period started April 1, 1995.

This table shows total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

Past performance for Class A and Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class B, adjusted to reflect differences in sales charges, although not for other differences in expenses. Class C became effective June 26, 2000 and therefore performance information is not available.

For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o    no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), an unmanaged market-weighted index, consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

Lipper Mid-Cap Growth Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objective.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                                Class A         Class B      Class C      Class Y

Maximum sales charge (load) imposed on purchases(a)

(as a percentage of offering price)                             5.75%(b)         none         none         none

Maximum deferred sales charge (load) imposed on sales

(as a percentage of offering price at time of purchase)           none           5%           1%(c)        none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:                    Class A      Class B      Class C      Class Y

Management fees(e)                                                0.59%        0.59%        0.59%        0.59%

Distribution (12b-1) fees                                         0.25%        1.00%        1.00%        0.00%

Other expenses(f)                                                 0.26%        0.27%        0.27%        0.37%

Total                                                             1.10%        1.86%        1.86%        0.96%

(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) Expenses for Class A, Class B and Class Y are based on actual expenses for the last fiscal year. Expenses for Class C are based on estimated amounts for the current fiscal year.

(e) Includes the impact of a performance adjustment fee that increased the management fee by 0.02% for the most recent fiscal year.

(f) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:

                  1 year           3 years           5 years         10 years


Class A(a)         $681             $905             $1,147           $1,843

Class B(b)         $589             $885             $1,107           $1,985(d)

Class B(c)         $189             $585             $1,007           $1,985(d)

Class C            $189             $585             $1,007           $2,185

Class Y            $ 98             $306             $  532           $1,183

(a)  Includes a 5.75% sales charge.

(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.

(c)  Assumes you did not sell your Class B shares at the end of the period.

(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

MANAGEMENT


Louis Giglio, senior portfolio manager, joined AEFC in January 1994 as a senior equity analyst. He has managed this Fund since April 1998. He also serves as portfolio manager of World Technologies Portfolio, AXP(R) Variable Portfolio - Strategy Aggressive Fund and IDS Life Series Fund, Equity Portfolio.


Buying and Selling Shares

VALUING FUND SHARES

The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.


3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).


4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

Investment options summary:

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                                  Class A                Class B                 Class C                Class Y
-------------------------------- ----------------------- ----------------------- ---------------------- -----------------------
Availability                     Available to all        Available to all        Available to all       Limited to qualifying
                                 investors.              investors.              investors.             institutional
                                                                                                        investors.
-------------------------------- ----------------------- ----------------------- ---------------------- -----------------------
Initial Sales Charge             Yes. Payable at time    No. Entire purchase     No. Entire purchase    No. Entire purchase
                                 of purchase. Lower      price is invested in    price is invested in   price is invested in
                                 sales charge for        shares of the Fund.     shares of the Fund.    shares of the Fund.
                                 larger investments.
-------------------------------- ----------------------- ----------------------- ---------------------- -----------------------
Deferred Sales Charge            On purchases over       Maximum 5% CDSC         1% CDSC applies if     None.
                                 $500,000, 1% CDSC       during the first year   you sell your shares
                                 applies if you sell     decreasing to 0%        less than one year
                                 your shares less than   after six years.        after purchase.
                                 one year after
                                 purchase.
-------------------------------- ----------------------- ----------------------- ---------------------- -----------------------
Distribution and/or              Yes.* 0.25%             Yes.* 1.00%             Yes.* 1.00%            Yes.  0.10%
Shareholder Service Fee
-------------------------------- ----------------------- ----------------------- ---------------------- -----------------------
Conversion to Class A            N/A                     Yes, automatically in   No.                    No.
                                                         ninth calendar year
                                                         of ownership.
-------------------------------- ----------------------- ----------------------- ---------------------- -----------------------
*  The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of
   1940 that allows it to pay  distribution and  servicing-related  expenses for the sale of Class A, Class B and Class C shares.  Because these fees are paid out of the Fund's assets on an on-going  basis,  the fees may cost  long-term shareholders  more than paying other types of sales  charges  imposed by some mutual funds.


Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

PURCHASING SHARES

To purchase shares through a brokerage account or from entities other than American Express Financial Advisors Inc., please consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN
For this type of account:                           Use the Social Security or Employer Identification number of:
--------------------------------------------------- ---------------------------------------------------------------------------
Individual or joint account                         The individual or one of the owners listed on the joint account
--------------------------------------------------- ---------------------------------------------------------------------------
Custodian account of a minor                        The minor
(Uniform Gifts/Transfers to Minors Act)
--------------------------------------------------- ---------------------------------------------------------------------------
A revocable living trust                            The grantor-trustee (the person who puts the money into the trust)
--------------------------------------------------- ---------------------------------------------------------------------------
An                                                  irrevocable  trust,  pension
                                                    trust or  estate  The  legal
                                                    entity  (not  the   personal
                                                    representative  or  trustee,
                                                    unless  no legal  entity  is
                                                    designated  in  the  account
                                                    title)
--------------------------------------------------- ---------------------------------------------------------------------------
Sole proprietorship                                 The owner
--------------------------------------------------- ---------------------------------------------------------------------------
Partnership                                         The partnership
--------------------------------------------------- ---------------------------------------------------------------------------
Corporate                                           The corporation
--------------------------------------------------- ---------------------------------------------------------------------------
Association, club or tax-exempt organization        The organization
--------------------------------------------------- ---------------------------------------------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov/prod/forms_pubs/).

Three ways to invest

1 By mail:

Once your account has been established, send your check with the account number on it to:

American Express Funds

70200 AXP Financial Center

Minneapolis, MN 55474

Minimum amounts

Initial investment:        $2,000

Additional investments:    $100

Account balances:          $300

Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan:

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o    automatic payroll deduction,

o    bank authorization,

o    direct deposit of Social Security check, or

o    other plan approved by the Fund.

Minimum amounts

Initial investment:        $100

Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts

Account balances:    none (on a scheduled investment plan with monthly payments)

If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer:


If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.

Minneapolis, MN 55479

Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts

Each wire investment:      $1,000

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive
compensation   from  the   Distributor  or  its   affiliates   for   shareholder
recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

SALES CHARGES

Class A-- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

Total investment                               Sales charge as percentage of:


                          Public offering price*     Net amount invested

Up to $49,999                   5.75%                      6.10%

$50,000 - $99,999               4.75                       4.99

$100,000 - $249,999             3.75                       3.90

$250,000 - $499,999             2.50                       2.56

$500,000 - $999,999             2.00**                     2.04**

$1,000,000 or more              0.00                       0.00

*Offering price includes the sales charge.

**The sales charge will be waived until Dec. 31, 2001.

The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o    your current investment in this Fund,

o    your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

Other Class A sales charge policies:

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)


o shareholders who have at least $1 million invested in American Express mutual funds. Until Dec. 31, 2001, the sales charge does not apply to shareholders who have at least $500,000 invested in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.


o purchases made within 90 days after a sale of shares (up to the amount sold):

     -- of American Express mutual funds in a qualified plan subject to a deferred sales charge, or

     -- in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

o    purchases made:

     -- with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

     -- through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

     --   within the University of Texas System ORP,

     -- within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

     --   within the University of Massachusetts After-Tax Savings Program, or

     -- through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C-- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:                     The CDSC percentage rate is:

First year                                                       5%

Second year                                                      4%

Third year                                                       4%

Fourth year                                                      3%

Fifth year                                                       2%

Sixth year                                                       1%

Seventh year                                                     0%


For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.


For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example:

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o    in the event of the shareholder's death,

o    held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     --   at least 591/2 years old AND

     -- taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

     --   selling  under  an  approved   substantially  equal  periodic  payment
          arrangement.

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after it is accepted by that fund.

You may make up to three exchanges (11/2 round trips) within any 30-day period.

These limits do not apply to scheduled exchange programs and certain employee benefit plans. Exceptions may be allowed with pre-approval of the Fund.

Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

AECSC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Selling Shares

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held through a brokerage account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.

Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)

Two ways to request an exchange or sale of shares

1 By letter:

Include in your letter:

o    the name of the fund(s),

o    the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),

o    your Social Security number or Employer Identification number,

o    the dollar amount or number of shares you want to exchange or sell,

o    signature(s) of all registered account owners,

o    for sales, indicate how you want your money delivered to you, and

o    any paper certificates of shares you hold.

Regular or express mail:

American Express Funds

70100 AXP Financial Center

Minneapolis, MN 55474

2 By telephone:

American Express Client Service Corporation

Telephone Transaction Service

(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100


Maximum sale amount:       $100,000

Three ways to receive payment when you sell shares

1 By regular or express mail:

o    Mailed to the address on record.

o    Payable to names listed on the account.

NOTE: The express mail delivery charges you pay will vary depending on the courier you select.

2 By wire or electronic funds transfer:

o    Minimum wire: $1,000.

o    Request that money be wired to your bank.

o Bank account must be in the same ownership as the American Express mutual fund account.

NOTE: Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By scheduled payout plan:

o    Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions. As a result of the Fund's goal and investment strategies, distributions from the Fund may consist of a significant amount of capital gains.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Other Information

INVESTMENT MANAGER


The investment manager of the Fund is AEFC, 200 AXP Financial Center, Minneapolis, MN 55474. The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.59% of its average daily net assets. Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.


Kenwood Capital Management LLC (Sub-Adviser), an indirect subsidiary of AEFC, Metropolitan Center, Suite 2300, 333 South 7th Street, Minneapolis, MN 55402, sub-advises the Fund's assets.


Financial Highlights


Class A

Per share income and capital changes(a)
Fiscal period ended March 31,                             2001         2000         1999         1998          1997

Net asset value, beginning of period                   $ 37.03       $22.88       $22.12       $18.34        $18.99

Income from investment operations:

Net investment income (loss)                              (.05)        (.05)        (.10)        (.03)         (.03)

Net gains (losses) (both realized and unrealized)       (17.20)       21.58         1.12         7.76           .51

Total from investment operations                        (17.25)       21.53         1.02         7.73           .48

Less distributions:

Distributions from realized gains                        (6.35)       (7.38)        (.26)       (3.95)        (1.13)

Net asset value, end of period                         $ 13.43       $37.03       $22.88       $22.12        $18.34

Ratios/supplemental data

Net assets, end of period (in millions)                 $1,088       $1,721         $608         $548          $386

Ratio of expenses to average daily net assets(b)          1.10%        1.06%        1.02%        1.01%         1.04%

Ratio of net investment income
   (loss) to average daily net assets                     (.26%)       (.22%)       (.48%)       (.45%)        (.15%)

Portfolio turnover rate
   (excluding short-term securities)                       137%         155%          98%          95%           80%

Total return(c)                                         (50.27%)     100.97%        4.68%       46.18%         2.00%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.


Class B

Per share income and capital changes(a)
Fiscal period ended March 31,                             2001         2000         1999         1998          1997

Net asset value, beginning of period                   $ 35.06       $22.05       $21.48       $18.04        $18.83

Income from investment operations:

Net investment income (loss)                              (.20)        (.22)        (.27)        (.18)         (.18)

Net gains (losses) (both realized and unrealized)       (16.18)       20.61         1.10         7.57           .52

Total from investment operations                        (16.38)       20.39          .83         7.39           .34

Less distributions:

Distributions from realized gains                        (6.35)       (7.38)        (.26)       (3.95)        (1.13)

Net asset value, end of period                         $ 12.33       $35.06       $22.05       $21.48        $18.04

Ratios/supplemental data

Net assets, end of period (in millions)                   $794       $1,616         $806         $892          $737

Ratio of expenses to average daily net assets(b)          1.86%        1.81%        1.78%        1.77%         1.80%

Ratio of net investment income
   (loss) to average daily net assets                    (1.03%)      (1.00%)      (1.25%)      (1.21%)        (.91%)

Portfolio turnover rate
   (excluding short-term securities)                       137%         155%          98%          95%           80%

Total return(c)                                         (50.63%)      99.59%        3.88%       45.08%         1.22%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

Class C

Per share income and capital changes(a)

Fiscal period ended March 31,                           2001(b)

Net asset value, beginning of period                   $ 30.40

Income from investment operations:

Net investment income (loss)                              (.07)

Net gains (losses) (both realized and unrealized)       (11.65)

Total from investment operations                        (11.72)

Less distributions:

Distributions from realized gains                        (6.35)

Net asset value, end of period                         $ 12.33

Ratios/supplemental data

Net assets, end of period (in millions)                     $3

Ratio of expenses to average daily net assets(c)          1.86%(d)

Ratio of net investment income
   (loss) to average daily net assets                     (.84%)(d)

Portfolio turnover rate
   (excluding short-term securities)                       137%

Total return(e)                                         (43.07%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.


Class Y

Per share income and capital changes(a)
Fiscal period ended March 31,                             2001         2000         1999         1998          1997

Net asset value, beginning of period                   $ 37.33       $23.00       $22.22       $18.40        $19.16

Income from investment operations:

Net investment income (loss)                              (.01)        (.01)        (.10)          --            --

Net gains (losses) (both realized and unrealized)       (17.37)       21.72         1.14         7.77           .37

Total from investment operations                        (17.38)       21.71         1.04         7.77           .37

Less distributions:

Distributions from realized gains                        (6.35)       (7.38)        (.26)       (3.95)        (1.13)

Net asset value, end of period                         $ 13.60       $37.33       $23.00       $22.22        $18.40

Ratios/supplemental data

Net assets, end of period (in millions)                     $4          $--          $--          $--           $--

Ratio of expenses to average daily net assets(b)           .96%         .89%         .92%         .88%          .85%

Ratio of net investment income
   (loss) to average daily net assets                     (.03%)       (.07%)       (.40%)       (.35%)         .03%

Portfolio turnover rate
   (excluding short-term securities)                       137%         155%          98%          95%           80%

Total return(c)                                         (50.21%)     101.29%        4.74%       46.34%         2.18%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center, Minneapolis, MN 55474
(800) 862-7919 TTY: (800) 846-4852
Web site address:
americanexpress.com

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-3956

Ticker Symbol
Class A: ISAAX     Class B: INAGX Class
C: N/A             Class Y: ASAYX

                                                         S-6381-99 L (5/01)

                           AXP(R)STRATEGY SERIES, INC.


                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR


                       AXP(R)EQUITY VALUE FUND (the Fund)

                                  May 30, 2001

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling 800-862-7919.


The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

                                TABLE OF CONTENTS


Mutual Fund Checklist..............................................p.   3

Fundamental Investment Policies....................................p.   5

Investment Strategies and Types of Investments.....................p.   6

Information Regarding Risks and Investment Strategies..............p.   8


Security Transactions...............................................p. 30


Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation..............................p. 32


Performance Information.............................................p. 32


Valuing Fund Shares.................................................p. 34

Investing in the Fund...............................................p. 35


Selling Shares......................................................p. 37


Pay-out Plans.......................................................p. 38

Taxes...............................................................p. 39

Agreements..........................................................p. 41

Organizational Information..........................................p. 44


Board Members and Officers..........................................p. 46

Compensation for Board Members......................................p. 49

Principal Holders of Securities ....................................p. 50


Independent Auditors................................................p. 50


Appendix:  Description of Ratings...................................p. 50

MUTUAL FUND CHECKLIST

                    |X| Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

                    |X| Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

                    |X| A higher rate of return typically involves a higher risk of loss.

                    |X| Past performance is not a reliable indicator of future performance.

                    |X| ALL mutual funds have costs that lower investment return.

                    |X| You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

                    |X| Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:

Develop a Financial Plan

Have a plan - even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:

Regular           Market Price        Shares
Investment        of a Share          Acquired
    $100               $6.00            16.7
     100                4.00            25.0
     100                4.00            25.0
     100                6.00            16.7
     100                5.00            20.0
   -----            --------          ------
    $500              $25.00           103.4

Average market price of a share over 5 periods:    $5.00 ($25.00 divided by 5)
The average price you paid for each share:         $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

o    Issue senior securities, except as permitted under the 1940 Act.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

Except  for  the  fundamental   investment  policies  listed  above,  the  other
investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies & types of investments:            Allowable for the Fund?
Agency and Government Securities                                   yes
Borrowing                                                          yes
Cash/Money Market Instruments                                      yes
Collateralized Bond Obligations                                    yes
Commercial Paper                                                   yes
Common Stock                                                       yes
Convertible Securities                                             yes
Corporate Bonds                                                    yes
Debt Obligations                                                   yes
Depositary Receipts                                                yes
Derivative Instruments                                             yes
Foreign Currency Transactions                                      yes
Foreign Securities                                                 yes
High-Yield (High-Risk) Securities (Junk Bonds)                     yes
Illiquid and Restricted Securities                                 yes
Indexed Securities                                                 yes
Inverse Floaters                                                   no
Investment Companies                                               yes
Lending of Portfolio Securities                                    yes
Loan Participations                                                yes
Mortgage- and Asset-Backed Securities                              yes
Mortgage Dollar Rolls                                              no
Municipal Obligations                                              yes
Preferred Stock                                                    yes
Real Estate Investment Trusts                                      yes
Repurchase Agreements                                              yes
Reverse Repurchase Agreements                                      yes
Short Sales                                                        no
Sovereign Debt                                                     yes
Structured Products                                                yes
Variable- or Floating-Rate Securities                              yes
Warrants                                                           yes
When-Issued Securities                                             yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities               yes

The following are guidelines that may be changed by the board at any time:

o Under normal market conditions, 65% of the Fund's total assets will be invested in equity securities.

o The Fund may not invest in debt securities rated lower than B (or in unrated bonds of comparable quality). Securities that are subsequently downgraded in quality may continue to be held and will be sold only when the investment manager believes it is advantageous to do so.

o The Fund will not invest more than 5% of its net assets in bonds rated BB or B, or in unrated bonds of equivalent quality.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not invest more than 10% of its total assets in the securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not buy on margin or sell securities short, except the Fund may make margin payments in connection with transactions in futures contracts.

o Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

         Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

         Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

         Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

         Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance
Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money from banks for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities


Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment
Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities.)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American  Depositary  Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

         Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

         Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

         Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

         Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

         Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

         Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions


Since investments in foreign countries usually involve currencies of foreign countries, and since the Fund may hold cash and cash-equivalent investments in foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.


Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.


As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.


As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecast, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities.
Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.


Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General  obligation  bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal  lease  obligations  may  take the  form of a  lease,  an  installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.


Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  structured  products  include:   Credit  Risk,
Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities

These instruments are contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the investor's other assets. In addition, when the Fund engages in forward commitment and when-issued transactions, it relies on the counterparty to consummate the transaction. The failure of the counterparty to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  zero-coupon,   step-coupon,   and  pay-in-kind
securities include: Credit Risk, Interest Rate Risk, and Management Risk.

SECURITY TRANSACTIONS


Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.


The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but

AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $5,487,099 for fiscal year ended March 31, 2001, $3,633,468 for fiscal year 2000, and $5,315,453 for fiscal year 1999. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 2001, transactions amounting to 1,220,510, on which $65,889 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.


As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:


                                                      Value of Securities
                 Name of Issuer                owned at end of fiscal year
                 --------------                ---------------------------
             FleetBoston Financial                   $25,670,000
             J. P. Morgan Chase                       16,837,500
             Lehman Brothers Holdings                 75,515,880
             Morgan Stanley                           36,337,200

The portfolio turnover rate was 97% in the most recent fiscal year, and 59% in the year before. Higher turnover rates may result in higher brokerage expenses.


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION


Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:


                          As of the end of Fiscal Year


                                                          2001                             2000             1999

                                                                     Percent of
                   ---------------  ---------------  --------------  Aggregate        ---------------  --------------
                                                                     Dollar Amount
                                                                     of
                                    Aggregate        Percent of      Transactions     Aggregate        Aggregate
                                    Dollar amount    Aggregate       Involving        Dollar Amount    Dollar Amount
Broker             Nature of        of Commissions   Brokerage       Payment of       of Commissions   of
                   Affiliation      Paid to Broker   Commissions     Commissions      Paid to Broker   Commissions
                   Wholly-owned                                                                        Paid to Broker
American           subsidiary of    $10,116          0.18%            0.74%           $63,063          $38,916
Enterprise         AEFC
Investment
Services Inc.


PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                               P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                        P

where:         P =  a hypothetical initial payment of $1,000
             ERV =  ending redeemable value of a hypothetical  $1,000 payment, made at the beginning of a period,  at the end of the period
                    (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

VALUING FUND SHARES

As of the end of the most recent fiscal year, the computation looked like this:


                                                                                            Net asset value
                    Net assets                               Shares                           of one share
                                                          outstanding
                    ----------------- ----------------- ----------------- ----------------- -----------------

Class A             $956,147,384         divided by     92,752,203             equals       $ 10.31
Class B              970,165,118                        94,095,792                            10.31
Class C                1,313,111                           127,849                            10.27
Class Y                1,909,464                           184,990                            10.32


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

INVESTING IN THE FUND

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $10.31, by 0.9425 (1.00-0.0575) for a maximum 5.75% sales charge for a public offering price of $10.94. The sales charge is paid to the Distributor by the person buying the shares.


Class A - Calculation of the Sales Charge

Sales charges are determined as follows:

                                      Sales charge as a percentage of:


                                    Public                          Net
Amount of Investment            Offering Price                Amount Invested
--------------------            --------------                ---------------
Up to $49,999                        5.75%                        6.10%
$50,000 - $99,999                    4.75                         4.99
$100,000 - $249,999                  3.75                         3.90
$250,000 - $499,999                  2.50                         2.56
$500,000 - $999,999                  2.00*                        2.04*
$1,000,000 or more                   0.00                         0.00
*The sales charge will be waived until Dec. 31, 2001.


The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                          Number of Participants

Total Plan Assets                        1-99          100 or more
-----------------                        ----          -----------
Less than $1 million                      4%                0%
$1 million or more                        0%                0%


Class A - Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000.

Class A - Letter of Intent (LOI)


If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by 90 days. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the shares will be released from escrow. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares.


Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o Qualified employee benefit plans* if the plan:

         -uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

                  - at least $10 million in plan assets or

                  - 500 or more participants; or

         - does not use daily transfer recordkeeping and has

                  - at least $3 million invested in American Express mutual
                    funds or

                  - 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit described above.


o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.


* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS


Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:


o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o    Between  two  American  Express  Trust  Company  custodial   accounts  with
     different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS


You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.


Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.


To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call 800-437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.


The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

TAXES

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example:

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, 62.94% of the Fund's net investment income dividends qualified for the corporate deduction.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.


The Internal Revenue Code imposes two asset diversification rules that apply to the fund as of the close of each quarter. First, as to 50% of its holdings, the fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the fund cannot have more than 25% of its assets in any one issuer.


For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.


If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income that it has not received and pay that income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

AGREEMENTS

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets                 Annual rate at
(billions)             each asset level
---------              ----------------
First    $0.50            0.530%
Next      0.50            0.505
Next      1.00            0.480
Next      1.00            0.455
Next      3.00            0.430
Over      6.00            0.400

On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.499% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Lipper Large-Cap Value Index (Index). The performance of one Class A share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one Class A share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

Where the Fund's Class A share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the Fund's Class A share, the base fee will be decreased. The maximum monthly increase or decrease will be 0.08% of the Fund's average net assets on an annual basis.


The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $350,639 for fiscal year 2001.

The management fee is paid monthly. Under the agreement, the total amount paid was $10,038,427 for fiscal year 2001, $12,401,757 for fiscal year 2000, and $12,637,927 for fiscal year 1999.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $338,946 for fiscal year 2001, $237,161 for fiscal year 2000, and $819,257 for fiscal year 1999.


Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                       Annual rate at
(billions)                   each asset level
---------                    ----------------
First       $0.50                  0.040%
Next         0.50                  0.035
Next         1.00                  0.030
Next         1.00                  0.025
Next         3.00                  0.020
Over         6.00                  0.020


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.034% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $721,240 for fiscal year 2001, $842,247 for fiscal year 2000, and $857,508 for fiscal year 1999.

Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.


Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.00 per year, for Class B is $20.00 per year, for Class C is $19.50 per year and for Class Y is $17.00 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $1,593,859 for fiscal year 2001. After paying commissions to personal financial advisors, and other expenses, the amount retained was $281,695. The amounts were $2,337,163 and $(177,777) for fiscal year 2000, and $3,108,571 and $(503,225)
for fiscal year 1999.

Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT


With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.


PLAN AND AGREEMENT OF DISTRIBUTION

For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $2,430,131 for Class A shares, $11,190,794 for Class B shares and $2,355 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


Custodian Agreement


The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

ORGANIZATIONAL INFORMATION

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members.
This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

Dividend Rights

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $82 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $222 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 10,100 financial advisors.

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS*

                                              Date of            Form of        State of     Fiscal
Fund                                       Organization        Organization    Organization Year End   Diversified
AXP Bond Fund, Inc.                     6/27/74, 6/31/86***    Corporation        NV/MN       8/31        Yes
AXP California Tax-Exempt Trust               4/7/86             Business          MA         6/30
                                                                Trust****
   AXP California Tax-Exempt Fund                                                                         No
AXP Discovery Fund, Inc.                4/29/81, 6/13/86***    Corporation        NV/MN       7/31        Yes
AXP Equity Select Fund, Inc.**          3/18/57, 6/13/86***    Corporation        NV/MN       11/30       Yes
AXP Extra Income Fund, Inc.                   8/17/83          Corporation         MN         5/31        Yes
AXP Federal Income Fund, Inc.                 3/12/85          Corporation         MN         5/31        Yes
AXP Global Series, Inc.                      10/28/88          Corporation         MN         10/31
   AXP Emerging Markets Fund                                                                              Yes
   AXP Global Balanced Fund                                                                               Yes
   AXP Global Bond Fund                                                                                   No
   AXP Global Growth Fund                                                                                 Yes
   AXP Innovations Fund                                                                                   Yes
AXP Growth Series, Inc.                 5/21/70, 6/13/86***    Corporation        NV/MN       7/31
   AXP Growth Fund                                                                                        Yes
   AXP Research Opportunities Fund                                                                        Yes
AXP High Yield Tax-Exempt Fund, Inc.         12/21/78,         Corporation        NV/MN       11/30       Yes
                                            6/13/86***
AXP International Fund, Inc.                  7/18/84          Corporation         MN         10/31
    AXP European Equity Fund                                                                              No
    AXP International Fund                                                                                Yes
AXP Investment Series, Inc.             1/18/40, 6/13/86***    Corporation        NV/MN       9/30
   AXP Diversified Equity Income Fund                                                                     Yes
   AXP Mutual                                                                                             Yes
AXP Managed Series, Inc.                      10/9/84          Corporation         MN         9/30
   AXP Managed Allocation Fund                                                                            Yes
AXP Market Advantage Series, Inc.             8/25/89          Corporation         MN         1/31
   AXP Blue Chip Advantage Fund                                                                           Yes
   AXP International Equity Index Fund                                                                    No
   AXP Mid Cap Index Fund                                                                                 No
   AXP Nasdaq 100 Index Fund                                                                              No
   AXP S&P 500 Index Fund                                                                                 No
   AXP Small Company Index Fund                                                                           Yes
   AXP Total Stock Market Index Fund                                                                      No
AXP Money Market Series, Inc.           8/22/75, 6/13/86***    Corporation        NV/MN       7/31
   AXP Cash Management Fund                                                                               Yes
AXP New Dimensions Fund, Inc.           2/20/68, 6/13/86***    Corporation        NV/MN       7/31
   AXP Growth Dimensions Fund                                                                             Yes
   AXP New Dimensions Fund                                                                                Yes
AXP Precious Metals Fund, Inc.                10/5/84          Corporation         MN         3/31        No
AXP Progressive Fund, Inc.              4/23/68, 6/13/86***    Corporation        NV/MN       9/30        Yes
AXP Selective Fund, Inc.                2/10/45, 6/13/86***    Corporation        NV/MN       5/31        Yes
AXP Stock Fund, Inc.                    2/10/45, 6/13/86***    Corporation        NV/MN       9/30        Yes


AXP Partners Series, Inc.                     3/20/01          Corporation         MN         5/31
   AXP Partners Fundamental Value Fund                                                                    Yes
   AXP Partners Small Cap Value Fund                                                                      No
   AXP Partners Value Fund                                                                                Yes


AXP Special Tax-Exempt Series Trust           4/7/86             Business          MA         6/30
                                                                Trust****
   AXP Insured Tax-Exempt Fund                                                                            Yes
   AXP Massachusetts Tax-Exempt Fund                                                                      No
   AXP Michigan Tax-Exempt Fund                                                                           No
   AXP Minnesota Tax-Exempt Fund                                                                          No
   AXP New York Tax-Exempt Fund                                                                           No
   AXP Ohio Tax-Exempt Fund                                                                               No
AXP Strategy Series, Inc.                     1/24/84          Corporation         MN         3/31
   AXP Equity Value Fund**                                                                                Yes
   AXP Focus 20 Fund                                                                                      No
   AXP Small Cap Advantage Fund                                                                           Yes


   AXP Small Cap Growth Fund                                                                              Yes


   AXP Strategy Aggressive Fund**                                                                         Yes


FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS*


AXP Tax-Exempt Series, Inc.             9/30/76, 6/13/86***    Corporation        NV/MN       11/30
   AXP Intermediate Tax-Exempt Fund                                                                       Yes


   AXP Tax-Exempt Bond Fund                                                                               Yes
AXP Tax-Free Money Fund, Inc.           2/29/80, 6/13/86***    Corporation        NV/MN       12/31       Yes
AXP Utilities Income Fund, Inc.               3/25/88          Corporation         MN         6/30        Yes


* At the shareholders meeting held on June 16, 1999, shareholders approved the name change from IDS to AXP. In addition to substituting AXP for IDS, the following series changed their names: IDS Growth Fund, Inc. to AXP Growth Series, Inc., IDS Managed Retirement Fund, Inc. to AXP Managed Series, Inc., IDS Strategy Fund, Inc. to AXP Strategy Series, Inc., and IDS Tax-Exempt Bond Fund, Inc. to AXP Tax-Exempt Series, Inc.


** At the shareholders meeting held on Nov. 9, 1994, IDS Equity Plus Fund, Inc. changed its name to IDS Equity Select Fund, Inc. At that same time IDS Strategy Aggressive Equity Fund changed its name to IDS Strategy Aggressive Fund, and IDS Strategy Equity Fund changed its name to IDS Equity Value Fund.

***  Date merged into a Minnesota corporation incorporated on 4/7/86.

**** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

BOARD MEMBERS AND OFFICERS

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 65 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members


                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
address,                           and length     during past            Other                      Committee
age                                of service     5 years                directorships              Memberships

H. Brewster Atwater, Jr.           Board member   Retired chairman and   Merck & Co., Inc.          Board
4900 IDS Tower                     since 1996     chief executive        (pharmaceuticals)          Effectiveness,
Minneapolis, MN 55402                             officer, General                                  Investment
                                                  Mills, Inc.                                       Review
Born in 1931                                      (consumer foods)

Arne H. Carlson                    Chair of the   Chairman, Board                                   Contracts,
901 S. Marquette Ave.              Board since    Services Corporation                              Executive,
Minneapolis, MN 55402              1999           (provides                                         Investment
                                                  administrative                                    Review, Board
Born in 1934                                      services to boards)                               Effectiveness
                                                  Former Governor of
                                                  Minnesota

Lynne V. Cheney                    Board member   Distinguished          The Reader's Digest        Joint Audit,
American Enterprise Institute      since 1994     Fellow, AEI            Association Inc.           Contracts
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036

Born in 1941


                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
address,                           and length     during past            Other                      Committee
age                                of service     5 years                directorships              Memberships

Livio D. DeSimone                  Board member   Retired chair of the   Cargill, Incorporated      Joint Audit,
30 Seventh Street                  since 2001     board and chief        (commodity merchants and   Contracts
St. Paul, MN 55101-4901                           executive officer,     processors), Target
                                                  Minnesota Mining and   Corporation (department
Born in 1936                                      Manufacturing (3M)     stores), General Mills,
                                                                         Inc. (consumer foods)
                                                                         and Vulcan Materials
                                                                         Company (construction
                                                                         materials/ chemicals)

Ira D. Hall                        Board member   Treasurer, Texaco                                 Joint Audit,
Texaco, Inc.                       since 2001     Inc. since 1998.                                  Investment
2000 Westchester Avenue                           Prior to that,                                    Review
White Plains, NY 10650                            director,
                                                  International
Born in 1944                                      Operations IBM Corp.

Heinz F. Hutter                    Board member   Retired president                                 Board
P.O. Box 2187                      since 1994     and chief operating                               Effectiveness,
Minneapolis, MN 55402                             officer, Cargill,                                 Investment
                                                  Incorporated                                      Review
Born in 1929                                      (commodity merchants
                                                  and processors)

Anne P. Jones                      Board member   Attorney and           Motorola, Inc.             Joint Audit,
5716 Bent Branch Rd.               since 1985     telecommunications     (electronics).             Board
Bethesda, MD 20816                                consultant                                        Effectiveness

Born in 1935

William R. Pearce                  Board member   RII Weyerhaeuser                                  Executive,
2050 One Financial Plaza           since 1980     World Timberfund,                                 Investment
Minneapolis, MN 55402                             L.P. (develops                                    Review, Board
                                                  timber resources) -                               Effectiveness
Born in 1927                                      management
                                                  committee; Former
                                                  chair, American
                                                  Express Funds

Alan K. Simpson                    Board member   Former three-term      Biogen, Inc.               Joint Audit,
1201 Sunshine Ave.                 since 1997     United States          (bio-pharmaceuticals).     Contracts
Cody, WY 82414                                    Senator for Wyoming

Born in 1931

C. Angus Wurtele                   Board member   Retired chair of the   The Valspar Corporation    Contracts,
Suite 1700                         since 1994     board and chief        (paints), Bemis            Investment
Foshay Tower                                      executive officer,     Corporation (packaging).   Review
Minneapolis, MN 55402                             The Valspar
                                                  Corporation
Born in 1934


Board Members Affiliated with American Express Financial Corporation (AEFC)

                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
age,                               and length     during past            Other                       Committee
address                            of service     5 years                directorships               memberships

Peter J. Anderson                  Board member   Senior vice
58600 AXP Financial Center         since 2000,    president -
Minneapolis, MN 55474              vice           investment
                                   president      operations and
Born in 1942                       since 1995     director of AEFC

David R. Hubers                    Board member   Retired chief          Chronimed Inc.
50643 AXP Financial Center         since 1993     executive officer      (specialty pharmaceutical
Minneapolis, MN 55474                             and director and       distribution), RTW Inc.
                                                  current chair of the   (manages worker's
Born in 1943                                      board of AEFC          compensation programs),
                                                                         Lawson Software, Inc.
                                                                         (technology based
                                                                         business applications)

John R. Thomas                     Board member   Senior vice                                        Executive,
50652 AXP Financial Center         since 1987,    president -                                        Investment
Minneapolis, MN 55474              president      information and                                    Review
                                   since 1997     technology of AEFC
Born in 1937


The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr.
Anderson, who is vice president, the Fund's other officers are:

Other Officers
                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
address,                           and length     during past            Other                      Committee
age                                of service     5 years                directorships              memberships

John M. Knight                     Treasurer      Vice president -
50005 AXP Financial Center         since 1999     investment
Minneapolis, MN 55474                             accounting of AEFC

Born in 1952

Leslie L. Ogg                      Vice           President of Board
901 S. Marquette Ave.              president,     Services Corporation
Minneapolis, MN 55402              general
                                   counsel and
Born in 1938                       secretary
                                   since 1978

Frederick C. Quirsfeld             Vice           Senior vice
53609 AXP Financial Center         president      president - fixed
Minneapolis, MN 55474              since 1998     income and director
                                                  of AEFC
Born in 1947


COMPENSATION FOR BOARD MEMBERS

During the most recent fiscal year, the independent members of the Fund board, for attending up to 24 meetings, received the following compensation:

                               Compensation Table

                                                                          Total cash compensation from
Board member                           Aggregate                          American Express Funds and
                                       compensation from the Fund         Preferred Master Trust Group

H. Brewster Atwater, Jr.                        $1,971                             $128,350
Lynne V. Cheney                                  1,250                               80,283
Livio D. DeSimone                                  350                               24,400
Ira D. Hall                                        750                               51,800
Heinz F. Hutter                                  1,821                              117,900
Anne P. Jones                                    1,821                              117,050
William R. Pearce                                1,700                              109,850
Alan K. Simpson                                  1,600                              101,350
C. Angus Wurtele                                 1,771                              113,950

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

PRINCIPAL HOLDERS OF SECURITIES

As of 30 days prior to the date of this SAI, John Alloway Arnold, Jr., Sturgis, KY held 5.82% of AXP Equity Value Fund Class C shares.


INDEPENDENT AUDITORS


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.


                                    APPENDIX

                             DESCRIPTION OF RATINGS

                         Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o    Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         Moody's Long-Term Debt Ratings

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               SHORT-TERM RATINGS

                   Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

         SP-1     Strong   capacity  to  pay  principal  and  interest.   Issues
                  determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3     Speculative capacity to pay principal and interest.

                           Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                 Moody's & S&P's
                         Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

                            AXP(R)STRATEGY SERIES, INC.


                        STATEMENT OF ADDITIONAL INFORMATION

                                        FOR


                           AXP(R)FOCUS 20 FUND (the Fund)

                                   May 30, 2001

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling 800-862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

AXP(R) STRATEGY SERIES,
INC.
    AXP(R) FOCUS 20 FUND


                               TABLE OF CONTENTS


Mutual Fund Checklist.......................................................p.3

Fundamental Investment Policies.............................................p.5

Investment Strategies and Types of Investments..............................p.6

Information Regarding Risks and Investment Strategies.......................p.7

Security Transactions......................................................p.29

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation.....................................p.31

Performance Information....................................................p.32

Valuing Fund Shares........................................................p.33

Investing in the Fund......................................................p.34

Selling Shares.............................................................p.37

Pay-out Plans..............................................................p.37

Capital Loss Carryover.....................................................p.39

Taxes......................................................................p.39

Agreements.................................................................p.41

Organizational Information.................................................p.44

Board Members and Officers.................................................p.47

Compensation for Board Members.............................................p.50

Independent Auditors.......................................................p.50

Appendix:  Description of Ratings..........................................p.51

MUTUAL FUND CHECKLIST


            |X|
                      Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.
            |X|
                      Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.
            |X|
                      A higher rate of return typically involves a higher risk of loss.
            |X|
                      Past performance is not a reliable indicator of future performance.
            |X|
                      ALL mutual funds have costs that lower  investment
                      return.
            |X|
                      You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.
            |X|
                      Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:

Develop a Financial Plan

Have a plan - even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:

------------------------------------------------------------------------------
Regular           Market Price        Shares
Investment        of a Share          Acquired
------------------------------------------------------------------------------
    $100               $6.00            16.7
     100                4.00            25.0
     100                4.00            25.0
     100                6.00            16.7
     100                5.00            20.0
   -----            --------          ------
    $500              $25.00           103.4

Average market price of a share over 5 periods:    $5.00 ($25.00 divided by 5)
The average price you paid for each share:         $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o   Lend Fund securities in excess of 30% of its net assets.

o   Issue senior securities, except as permitted under the 1940 Act.

Except  for  the  fundamental   investment  policies  listed  above,  the  other
investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies & types of investments:            Allowable for the Fund?

Agency and Government Securities                                 yes
 ........................................................................
Borrowing                                                        yes
 ........................................................................
Cash/Money Market Instruments                                    yes
 ........................................................................
Collateralized Bond Obligations                                  yes
 ........................................................................
Commercial Paper                                                 yes
 ........................................................................
Common Stock                                                     yes
 ........................................................................
Convertible Securities                                           yes
 ........................................................................
Corporate Bonds                                                  yes
 ........................................................................
Debt Obligations                                                 yes
 ........................................................................
Depositary Receipts                                              yes
 ........................................................................
Derivative Instruments                                           yes
 ........................................................................
Foreign Currency Transactions                                    yes
 ........................................................................
Foreign Securities                                               yes
 ........................................................................
High-Yield (High-Risk) Securities (Junk Bonds)                   no
 ........................................................................
Illiquid and Restricted Securities                               yes
 ........................................................................
Indexed Securities                                               yes
 ........................................................................
Inverse Floaters                                                 no
 ........................................................................
Investment Companies                                             yes
 ........................................................................
Lending of Portfolio Securities                                  yes
 ........................................................................
Loan Participations                                              yes
 ........................................................................
Mortgage- and Asset-Backed Securities                            yes
 ........................................................................
Mortgage Dollar Rolls                                            no
 ........................................................................
Municipal Obligations                                            yes
 ........................................................................
Preferred Stock                                                  yes
 ........................................................................
Real Estate Investment Trusts                                    yes
 ........................................................................
Repurchase Agreements                                            yes
 ........................................................................
Reverse Repurchase Agreements                                    yes
 ........................................................................
Short Sales                                                      yes
 ........................................................................
Sovereign Debt                                                   yes
 ........................................................................
Structured Products                                              yes
 ........................................................................
Variable- or Floating-Rate Securities                            yes
 ........................................................................
Warrants                                                         yes
 ........................................................................
When-Issued Securities                                           yes
 ........................................................................
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities             yes

The following are guidelines that may be changed by the board at any time:

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o The Fund will not buy on margin, except the Fund may make margin payments in connection with transactions in stock index futures contracts.

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

         Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

         Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

         Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

         Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance
Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money from banks for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities


Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.


The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment
Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities.)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American  Depositary  Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

         Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

         Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

         Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

         Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.


         Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

         Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions


Since investments in foreign countries usually involve currencies of foreign countries, and since the Fund may hold cash and cash-equivalent investments in foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.


Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.


As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.


As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt
 Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet a specific projected business forecast, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities.
Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include Management Risk and Market Risks.


Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities.

The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General  obligation  bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal  lease  obligations  may  take the  form of a  lease,  an  installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.


Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  structured  products  include:   Credit  Risk,
Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities

These instruments are contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the investor's other assets. In addition, when the Fund engages in forward commitment and when-issued transactions, it relies on the counterparty to consummate the transaction. The failure of the counterparty to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  zero-coupon,   step-coupon,   and  pay-in-kind
securities include: Credit Risk, Interest Rate Risk, and Management Risk.


SECURITY TRANSACTIONS

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.


The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $76,445 for fiscal period from June 26, 2000 (when shares became publicly available) to March 31, 2001. Substantially all firms through whom transactions were executed provide research services.

In fiscal period 2001, transactions amounting to 55,000 on which $3,300 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.

As of the end of the most recent fiscal period, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:



                                      Value of Securities
      Name of Issuer             owned at end of fiscal period
      --------------             -----------------------------
     Schwab (Charles)                       $848,100


The portfolio turnover rate was 54% in the most recent fiscal period.


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION


Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


Information about brokerage commissions paid by the Fund for the last fiscal period to brokers affiliated with AEFC is contained in the following table:


                           As of the end of Fiscal Period

                                      2001

                       ---------------  ---------------  --------------
                                                                    Percent of
                                                                    Aggregate
                                                                    Dollar
                                                                    Amount of
                                    Aggregate          Percent of   Transactions
                                    Dollar amount      Aggregate    Involving
                    Nature of       of Commissions     Brokerage    Payment of
  Broker            Affiliation     Paid to Broker     Commissions  Commissions
----------        -----------      --------------     -----------   ------------
 American          Wholly-owned        $450              0.59%           0.52%
 Enterprise        subsidiary of
 Investment        AEFC
 Services

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                               P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
           ERV   =  ending redeemable value of a hypothetical  $1,000 payment, made at the beginning of a period,  at the end of the period
                    (or fractional portion thereof)

AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                                          ERV - P
                                                          -------
                                                             P

where:         P =  a hypothetical initial payment of $1,000
             ERV =  ending redeemable value of a hypothetical  $1,000 payment, made at the beginning of a period,  at the end of the period
                    (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

VALUING FUND SHARES


As of the end of the most recent fiscal period, the computation looked like this:




                                                                                            Net asset value
                    Net assets                               Shares                           of one share
                                                          outstanding
                    ----------------- ----------------- ----------------- ----------------- -----------------
Class A               $53,333,555        divided by      22,719,524            equals               $2.35
Class B                27,104,745                        11,579,706                                  2.34
Class C                 1,504,841                          644,327                                   2.34
Class Y                    20,601                             8,760                                  2.35


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

INVESTING IN THE FUND

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined by dividing the NAV of one share, $2.35, by 0.9425 (1.00-0.0575) for a maximum 5.75% sales charge for a public offering price of $2.49. The sales charge is paid to the Distributor by the person buying the shares.


Class A - Calculation of the Sales Charge

Sales charges are determined as follows:


                                Sales charge as a percentage of:
                    -----------------------------------------------------------
                              Public                          Net
Amount of Investment      Offering Price                Amount Invested
--------------------      --------------                ---------------
Up to $49,999                  5.75%                        6.10%
$50,000 - $99,999              4.75                         4.99
$100,000 - $249,999            3.75                         3.90
$250,000 - $499,999            2.50                         2.56
$500,000 - $999,999            2.00*                        2.04*
$1,000,000 or more             0.00                         0.00


*The sales charge will be waived until Dec. 31, 2001.


The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                          Number of Participants

Total Plan Assets                        1-99          100 or more
-----------------                        ----          -----------
Less than $1 million                         4%                0%
$1 million or more                           0%                0%

Class A - Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000.

Class A - Letter of Intent (LOI)


If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. remain in effect for 13 months. The LOI start date can be backdated by 90 days. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the shares will be released from escrow. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares.


Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o Qualified employee benefit plans* if the plan:

         -uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

                  - at least $10 million in plan assets or

                  - 500 or more participants; or

         - does not use daily transfer recordkeeping and has

                  - at least $3 million invested in American Express mutual
                    funds or

                  - 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit described above.


o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.


* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o    Between  two  American  Express  Trust  Company  custodial   accounts  with
     different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call 800-437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.


The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

CAPITAL LOSS CARRYOVER

For federal income tax purposes, the Fund had total capital loss carryovers of $29,399,616 at the end of the most recent fiscal period, that if not offset by subsequent capital gains will expire as follows:

                           2009             2010
                           ----             ----
                           $1,029,763       $28,369,853



It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


TAXES

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example:

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.


The Internal Revenue Code imposes two asset diversification rules that apply to the fund as of the close of each quarter. First, as to 50% of its holdings, the fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the fund cannot have more than 25% of its assets in any one issuer.


For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.


If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income that it has not received and pay that income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.


This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

AGREEMENTS

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets                       Annual rate at
(billions)                   each asset level
---------                    ----------------
First             $0.25            0.650%
Next               0.25            0.625
Next               0.50            0.600
Next               1.0             0.575
Next               1.0             0.550
Next               3.0             0.525
Over               6.0             0.500


On the last day of the most recent fiscal period, the daily rate applied to the Fund's net assets was equal to 0.650% on an annual basis.


The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Lipper Large-Cap Growth Fund Index (Index). The performance of one Class A share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one Class A share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

Where the Fund's Class A share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the Fund's Class A share, the base fee will be decreased. The maximum monthly increase or decrease will be 0.12% of the Fund's average net assets on an annual basis.


The first adjustment was made on January 2, 2001, and covered the six-month period beginning June 30, 2000. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $14,019 for the fiscal period 2001.

The management fee is paid monthly. Under the agreement, the total amount paid was $350,087 for fiscal period 2001.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits and expenses reimbursed by AEFC, paid by the Fund were $54,886 for fiscal period 2001.


Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                       Annual rate at
(billions)                   each asset level
---------                    ----------------
First       $0.25                  0.060%
Next         0.25                  0.055
Next         0.50                  0.050
Next         1.00                  0.045
Next         1.00                  0.040
Next         3.00                  0.035
Over         6.00                  0.030


On the last day of the most recent fiscal period, the daily rate applied to the Fund's net assets was equal to 0.060% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $33,962 for fiscal period 2001.

Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.


Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19 per year, for Class B is $20 per year, for Class C is $19.50 per year and for Class Y is $17 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT


American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $810,643 for fiscal period 2001. After paying commissions to personal financial advisors, and other expenses, the amount retained was $ (37,715).

Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION

For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal period, the Fund paid fees of $89,782 for Class A shares, $190,526 for Class B shares and $10,312 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


Custodian Agreement


The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

ORGANIZATIONAL INFORMATION

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members.
This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

Dividend Rights

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $82 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $222 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 10,100 financial advisors.

AXP(R) STRATEGY SERIES,
INC.
    AXP(R) FOCUS 20 FUND


FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS*

                                               Date of             Form of        State of     Fiscal
                                            Organization        Organization     Organization Year End  Diversified
Fund
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Bond Fund, Inc.                      6/27/74, 6/31/86***     Corporation        NV/MN       8/31       Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP California Tax-Exempt Trust                4/7/86             Business           MA         6/30
                                                                  Trust****
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP California Tax-Exempt Fund                                                                           No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Discovery Fund, Inc.                 4/29/81, 6/13/86***     Corporation        NV/MN       7/31       Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Equity Select Fund, Inc.**           3/18/57, 6/13/86***     Corporation        NV/MN      11/30       Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Extra Income Fund, Inc.                    8/17/83           Corporation         MN         5/31       Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Federal Income Fund, Inc.                  3/12/85           Corporation         MN         5/31       Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Global Series, Inc.                       10/28/88           Corporation         MN        10/31
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Emerging Markets Fund                                                                               Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Global Balanced Fund                                                                                Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Global Bond Fund                                                                                     No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Global Growth Fund                                                                                  Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Innovations Fund                                                                                    Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Growth Series, Inc.                  5/21/70, 6/13/86***     Corporation        NV/MN       7/31
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Growth Fund                                                                                         Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Research Opportunities Fund                                                                         Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP High Yield Tax-Exempt Fund, Inc.          12/21/78,          Corporation        NV/MN      11/30       Yes
                                             6/13/86***
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP International Fund, Inc.                   7/18/84           Corporation         MN        10/31
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
    AXP European Equity Fund                                                                                No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
    AXP International Fund                                                                                 Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Investment Series, Inc.              1/18/40, 6/13/86***     Corporation        NV/MN       9/30
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Diversified Equity Income Fund                                                                      Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Mutual                                                                                              Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Managed Series, Inc.                       10/9/84           Corporation         MN         9/30
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Managed Allocation Fund                                                                             Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Market Advantage Series, Inc.              8/25/89           Corporation         MN         1/31
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Blue Chip Advantage Fund                                                                            Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP International Equity Index Fund                                                                      No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Mid Cap Index Fund                                                                                   No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Nasdaq 100 Index Fund                                                                                No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP S&P 500 Index Fund                                                                                   No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Small Company Index Fund                                                                            Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Total Stock Market Index Fund                                                                        No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Money Market Series, Inc.            8/22/75, 6/13/86***     Corporation        NV/MN       7/31
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Cash Management Fund                                                                                Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP New Dimensions Fund, Inc.            2/20/68, 6/13/86***     Corporation        NV/MN       7/31
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Growth Dimensions Fund                                                                              Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP New Dimensions Fund                                                                                 Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Precious Metals Fund, Inc.                 10/5/84           Corporation         MN         3/31        No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Progressive Fund, Inc.               4/23/68, 6/13/86***     Corporation        NV/MN       9/30       Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Selective Fund, Inc.                 2/10/45, 6/13/86***     Corporation        NV/MN       5/31       Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Stock Fund, Inc.                     2/10/45, 6/13/86***     Corporation        NV/MN       9/30       Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Partners Series, Inc.                      3/20/01           Corporation         MN         5/31
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Partners Fundamental Value Fund                                                                     Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Partners Small Cap Value Fund                                                                        No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Partners Value Fund                                                                                 Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Special Tax-Exempt Series Trust            4/7/86             Business           MA         6/30
                                                                  Trust****
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Insured Tax-Exempt Fund                                                                             Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Massachusetts Tax-Exempt Fund                                                                        No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Michigan Tax-Exempt Fund                                                                             No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Minnesota Tax-Exempt Fund                                                                            No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP New York Tax-Exempt Fund                                                                             No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Ohio Tax-Exempt Fund                                                                                 No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Strategy Series, Inc.                      1/24/84           Corporation         MN         3/31
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Equity Value Fund**                                                                                 Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Focus 20 Fund                                                                                        No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Small Cap Advantage Fund                                                                            Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Small Cap Growth Fund                                                                               Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Strategy Aggressive Fund**                                                                          Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Tax-Exempt Series, Inc.              9/30/76, 6/13/86***     Corporation        NV/MN      11/30
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Intermediate Tax-Exempt Fund                                                                        Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Tax-Exempt Bond Fund                                                                                Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Tax-Free Money Fund, Inc.            2/29/80, 6/13/86***     Corporation        NV/MN      12/31       Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Utilities Income Fund, Inc.                3/25/88           Corporation         MN         6/30       Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------


* At the shareholders meeting held on June 16, 1999, shareholders approved the name change from IDS to AXP. In addition to substituting AXP for IDS, the following series changed their names: IDS Growth Fund, Inc. to AXP Growth Series, Inc., IDS Managed Retirement Fund, Inc. to AXP Managed Series, Inc., IDS Strategy Fund, Inc. to AXP Strategy Series, Inc., and IDS Tax-Exempt Bond Fund, Inc. to AXP Tax-Exempt Series, Inc.

** At the shareholders meeting held on Nov. 9, 1994, IDS Equity Plus Fund, Inc. changed its name to IDS Equity Select Fund, Inc. At that same time IDS Strategy Aggressive Equity Fund changed its name to IDS Strategy Aggressive Fund, and IDS Strategy Equity Fund changed its name to IDS Equity Value Fund.
*** Date merged into a Minnesota corporation incorporated on 4/7/86.
****Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

BOARD MEMBERS AND OFFICERS

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 65 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members




                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
address,                           and length     during past            Other                      Committee
age                                of service     5 years                directorships              Memberships
---------------------------------- -------------- ---------------------- -------------------------- -----------------
H. Brewster Atwater, Jr.           Board member   Retired chairman and   Merck & Co., Inc.          Board
4900 IDS Tower                     since 1996     chief executive        (pharmaceuticals)          Effectiveness,
Minneapolis, MN 55402                             officer, General                                  Investment
                                                  Mills, Inc.                                       Review
Born in 1931                                      (consumer foods)
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Arne H. Carlson                    Chair of the   Chairman, Board                                   Contracts,
901 S. Marquette Ave.              Board since    Services Corporation                              Executive,
Minneapolis, MN 55402              1999           (provides                                         Investment
                                                  administrative                                    Review, Board
Born in 1934                                      services to boards)                               Effectiveness
                               Former Governor of
                                                  Minnesota
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Lynne V. Cheney                    Board member   Distinguished          The Reader's Digest        Joint Audit,
American Enterprise Institute      since 1994     Fellow, AEI            Association Inc.           Contracts
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036

Born in 1941
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Livio D. DeSimone                  Board member   Retired chair of the   Cargill, Incorporated      Joint Audit,
30 Seventh Street                  since 2001     board and chief        (commodity merchants and   Contracts
St. Paul, MN 55101-4901                           executive officer,     processors), Target
                                                  Minnesota Mining and   Corporation (department
Born in 1936                                      Manufacturing (3M)     stores), General Mills,
                                                                         Inc. (consumer foods)
                                                                         and Vulcan Materials
                                                                         Company (construction
                                                                         materials/ chemicals)
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Ira D. Hall                        Board member   Treasurer, Texaco                                 Joint Audit,
Texaco, Inc.                       since 2001     Inc. since 1998.                                  Investment
2000 Westchester Avenue                           Prior to that,                                    Review
White Plains, NY 10650                            director,
                                  International
Born in 1944                                      Operations IBM Corp.
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Heinz F. Hutter                    Board member   Retired president                                 Board
P.O. Box 2187                      since 1994     and chief operating                               Effectiveness,
Minneapolis, MN 55402                             officer, Cargill,                                 Investment
                                                  Incorporated                                      Review
Born in 1929                                      (commodity merchants
                                                  and processors)
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Anne P. Jones                      Board member   Attorney and           Motorola, Inc.             Joint Audit,
5716 Bent Branch Rd.               since 1985     telecommunications     (electronics).             Board
Bethesda, MD 20816                                consultant                                        Effectiveness
Born in 1935
---------------------------------- -------------- ---------------------- -------------------------- -----------------
William R. Pearce                  Board member   RII Weyerhaeuser                                  Executive,
2050 One Financial Plaza           since 1980     World Timberfund,                                 Investment
Minneapolis, MN 55402                             L.P. (develops                                    Review, Board
                                                  timber resources) -                               Effectiveness
Born in 1927                                      management
                                committee; Former
                                 chair, American
                                  Express Funds
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Alan K. Simpson                    Board member   Former three-term      Biogen, Inc.               Joint Audit,
1201 Sunshine Ave.                 since 1997     United States          (bio-pharmaceuticals).     Contracts
Cody, WY 82414                                    Senator for Wyoming

Born in 1931
---------------------------------- -------------- ---------------------- -------------------------- -----------------
C. Angus Wurtele                   Board member   Retired chair of the   The Valspar Corporation    Contracts,
Suite 1700                         since 1994     board and chief        (paints), Bemis            Investment
Foshay Tower                                      executive officer,     Corporation (packaging).   Review
Minneapolis, MN 55402                             The Valspar
                                   Corporation
Born in 1934
---------------------------------- -------------- ---------------------- -------------------------- -----------------



Board Members Affiliated with American Express Financial Corporation (AEFC)
                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
age,                               and length     during past            Other                       Committee
address                            of service     5 years                directorships               memberships
---------------------------------- -------------- ---------------------- --------------------------- ----------------
Peter J. Anderson                  Board member   Senior vice
58600 AXP Financial Center         since 2000,    president -
Minneapolis, MN 55474              vice           investment
                                   president      operations and
Born in 1942                       since 1995     director of AEFC
---------------------------------- -------------- ---------------------- --------------------------- ----------------
David R. Hubers                    Board member   Retired chief          Chronimed Inc.
50643 AXP Financial Center         since 1993     executive officer      (specialty pharmaceutical
Minneapolis, MN 55474                             and director and       distribution), RTW Inc.
                                                  current chair of the   (manages worker's
Born in 1943                                      board of AEFC          compensation programs),
                                                                         Lawson Software, Inc.
                                                                         (technology based
                                                                         business applications)
---------------------------------- -------------- ---------------------- --------------------------- ----------------
John R. Thomas                     Board member   Senior vice                                        Executive,
50652 AXP Financial Center         since 1987,    president -                                        Investment
Minneapolis, MN 55474              president      information and                                    Review
                                   since 1997     technology of AEFC
Born in 1937
---------------------------------- -------------- ---------------------- --------------------------- ----------------


The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Anderson, who is vice president, the Fund's other officers are:

Other Officers

                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
address,                           and length     during past            Other                      Committee
age                                of service     5 years                directorships              memberships
---------------------------------- -------------- ---------------------- -------------------------- -----------------
John M. Knight                     Treasurer      Vice president -
50005 AXP Financial Center         since 1999     investment
Minneapolis, MN 55474                             accounting of AEFC

Born in 1952
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Leslie L. Ogg                      Vice           President of Board
901 S. Marquette Ave.              president,     Services Corporation
Minneapolis, MN 55402              general
                                   counsel and
Born in 1938                       secretary
                                   since 1978
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Frederick C. Quirsfeld             Vice           Senior vice
53609 AXP Financial Center         president      president - fixed
Minneapolis, MN 55474              since 1998     income and director
Born in 1947                                      of AEFC
---------------------------------- -------------- ---------------------- -------------------------- -----------------

COMPENSATION FOR BOARD MEMBERS

During the most recent fiscal year, the independent members of the Fund board, for attending up to 24 meetings, received the following compensation:

                                                    Compensation Table


                                                                          Total cash compensation from
                                       ---------------------------------  ---------------------------------
Board member                           Aggregate                          American Express Funds and
                                       compensation from the Fund         Preferred Master Trust Group
H. Brewster Atwater, Jr.                                    $500                        $128,350
Lynne V. Cheney                                              233                          80,283
Livio D. DeSimone                                            175                          24,400
Ira D. Hall                                                  442                          51,800
Heinz F. Hutter                                              500                         117,900
Anne P. Jones                                                350                         117,050
William R. Pearce                                            500                         109,850
Alan K. Simpson                                              300                         101,350
C. Angus Wurtele                                             400                         113,950


As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

INDEPENDENT AUDITORS


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

                                     APPENDIX

                               DESCRIPTION OF RATINGS

                                              Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         o    Nature of and provisions of the obligation.

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                    Moody's Long-Term Debt Ratings

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                              SHORT-TERM RATINGS

                   Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

         SP-1     Strong   capacity  to  pay  principal  and  interest.   Issues
                  determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3     Speculative capacity to pay principal and interest.

                          Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

                              Moody's & S&P's
                      Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

                           AXP(R)STRATEGY SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                    AXP(R)SMALL CAP ADVANTAGE FUND (the Fund)


                                  May 30, 2001

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling 800-862-7919.


The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

                                TABLE OF CONTENTS


Mutual Fund Checklist...........................................p.  3

Fundamental Investment Policies.................................p.  5

Investment Strategies and Types of Investments..................p.  6

Information Regarding Risks and Investment Strategies...........p.  8

Security Transactions...........................................p. 29

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation..........................p. 31

Performance Information.........................................p. 31

Valuing Fund Shares.............................................p. 33

Investing in the Fund...........................................p. 34

Selling Shares..................................................p. 36

Pay-out Plans...................................................p. 37


Capital Loss Carryover..........................................p. 38


Taxes...........................................................p. 38

Agreements......................................................p. 40

Organizational Information......................................p. 43

Board Members and Officers......................................p. 46

Compensation for Board Members..................................p. 49


Principal Holders of Securities.................................p. 49


Independent Auditors............................................p. 49

Appendix:  Description of Ratings...............................p. 50

MUTUAL FUND CHECKLIST

                    |X| Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

                    |X| Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

                    |X| A higher rate of return typically involves a higher risk of loss.

                    |X| Past performance is not a reliable indicator of future performance.

                    |X| ALL mutual funds have costs that lower investment return.

                    |X| You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

                    |X| Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:

Develop a Financial Plan

Have a plan - even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:

-----------------------------------------------------------------
Regular           Market Price        Shares
Investment        of a Share          Acquired
-----------------------------------------------------------------
    $100               $6.00            16.7
     100                4.00            25.0
     100                4.00            25.0
     100                6.00            16.7
     100                5.00            20.0
   -----            --------          ------
    $500              $25.00           103.4

Average market price of a share over 5 periods:    $5.00 ($25.00 divided by 5)
The average price you paid for each share:         $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Issue senior securities, except as permitted under the 1940 Act.

o    Lend Fund securities in excess of 30% of its net assets.

Except  for  the  fundamental   investment  policies  listed  above,  the  other
investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies & types of investments:                Allowable for
                                                       -------------------------
                                                               the Fund?
Agency and Government Securities                                  yes
Borrowing                                                         yes
Cash/Money Market Instruments                                     yes
Collateralized Bond Obligations                                   no
Commercial Paper                                                  yes
Common Stock                                                      yes
Convertible Securities                                            yes
Corporate Bonds                                                   yes
Debt Obligations                                                  yes
Depositary Receipts                                               yes
Derivative Instruments                                            yes
Foreign Currency Transactions                                     yes
Foreign Securities                                                yes
High-Yield (High-Risk) Securities (Junk Bonds)                    no
Illiquid and Restricted Securities                                yes
Indexed Securities                                                yes
Inverse Floaters                                                  no
Investment Companies                                              yes
Lending of Portfolio Securities                                   yes
Loan Participations                                               no
Mortgage- and Asset-Backed Securities                             no
Mortgage Dollar Rolls                                             no
Municipal Obligations                                             yes
Preferred Stock                                                   yes
Real Estate Investment Trusts                                     yes
Repurchase Agreements                                             yes
Reverse Repurchase Agreements                                     yes
Short Sales                                                       no
Sovereign Debt                                                    no
Structured Products                                               yes
Variable- or Floating-Rate Securities                             yes
Warrants                                                          yes
When-Issued Securities                                            yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities              yes

The following are guidelines that may be changed by the board at any time:

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

         Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

         Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

         Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

         Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance
Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money from banks for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities


Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment
Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities.)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American  Depositary  Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

         Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

         Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

         Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

         Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

         Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

         Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions


Since investments in foreign countries usually involve currencies of foreign countries, and since the Fund may hold cash and cash-equivalent investments in foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.


As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.


Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.


As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.


Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.


The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.


All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet a specific projected business forecast, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.


Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.


Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities.
Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General  obligation  bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal  lease  obligations  may  take the  form of a  lease,  an  installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.


Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  structured  products  include:   Credit  Risk,
Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities

These instruments are contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the investor's other assets. In addition, when the Fund engages in forward commitment and when-issued transactions, it relies on the counterparty to consummate the transaction. The failure of the counterparty to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  zero-coupon,   step-coupon,   and  pay-in-kind
securities include: Credit Risk, Interest Rate Risk, and Management Risk.

SECURITY TRANSACTIONS


Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.


The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $1,359,970 for fiscal year ended March 31, 2001, and $494,768 for the fiscal period from May 4, 1999 (commencement of operations) to March 31, 2000. Substantially all firms through whom transactions were executed provide research services.


No transactions were directed to brokers because of research services they provided to the Fund except for the affiliates as noted below.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:


                                                Value of Securities
           Name of Issuer                  owned at end of fiscal year
           --------------                  ---------------------------
          Jeffries Group                          $ 2,019,500
          LaBranche                                 1,640,160
          Raymond James Financial                   1,601,280

The portfolio turnover rate was 144% in the most recent fiscal year, and 108% in the period before. Higher turnover rates may result in higher brokerage expenses.


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION


Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about brokerage commissions paid by the Fund for the last two fiscal periods to brokers affiliated with AEFC is contained in the following table:


                         As of the end of Fiscal Period

                                                          2001                             2000

                                    ------------------------------------------------  ---------------
                                                                     Percent of
                                                                     Aggregate
                                                                     Dollar Amount
                                                                     of
                                    Aggregate        Percent of      Transactions     Aggregate
                                    Dollar amount    Aggregate       Involving        Dollar Amount
                   Nature of        of Commissions   Brokerage       Payment of       of Commissions
Broker             Affiliation      Paid to Broker   Commissions     Commissions      Paid to Broker
---------------    -------------    --------------   -----------     ------------     --------------

American           Wholly-owned        $13,929            1.02%            1.98%           $ 96
Enterprise         subsidiary of
Investment         AEFC
Services Inc.



PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1+T) to the power of n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                     -------
                                        P

where:         P =  a hypothetical initial payment of $1,000
             ERV =  ending redeemable value of a hypothetical  $1,000 payment, made at the beginning of a period,  at the end of the period
                    (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

VALUING FUND SHARES

As of the end of the most recent fiscal year, the computation looked like this:


                                                                                            Net asset value
                    Net assets                               Shares                           of one share
                                                          outstanding
                    ----------------- ----------------- ----------------- ----------------- -----------------

Class A             $ 352,417,821        divided by        73,575,201          equals           $ 4.79
Class B               184,343,413                          39,063,502                             4.72
Class C                 2,310,146                             489,391                             4.72
Class Y                   135,072                              28,107                             4.81


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

INVESTING IN THE FUND

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $4.79 by 0.9425 (1.00-0.0575) for a maximum 5.75% sales charge for a public offering price of $5.08. The sales charge is paid to the Distributor by the person buying the shares.


Class A - Calculation of the Sales Charge

Sales charges are determined as follows:


                                  Sales charge as a percentage of:
                          -----------------------------------------------------
                                Public                          Net
Amount of Investment        Offering Price                Amount Invested
--------------------        --------------                ---------------
Up to $49,999                    5.75%                        6.10%
$50,000 - $99,999                4.75                         4.99
$100,000 - $249,999              3.75                         3.90
$250,000 - $499,999              2.50                         2.56
$500,000 - $999,999              2.00*                        2.04*
$1,000,000 or more               0.00                         0.00
*The sales charge will be waived until Dec. 31, 2001.


The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                          Number of Participants

Total Plan Assets                        1-99          100 or more
-----------------                        ----          -----------
Less than $1 million                         4%                0%
$1 million or more                           0%                0%


Class A - Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000.

Class A - Letter of Intent (LOI)


If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by 90 days. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the shares will be released from escrow. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares.


Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o Qualified employee benefit plans* if the plan:

         - uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

                  - at least $10 million in plan assets or

                  - 500 or more participants; or

         - does not use daily transfer recordkeeping and has

                  - at least $3 million invested in American Express mutual
                      funds or

                  - 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit described above.


o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.


* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS


Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:


o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o    Between  two  American  Express  Trust  Company  custodial   accounts  with
     different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS


You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.


Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.


To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call 800-437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.


The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.


CAPITAL LOSS CARRYOVER

For federal income tax purposes, the Fund had total capital loss carryovers of $47,234,365 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

                 2009                               2010
              -----------                       -----------
              $23,801,286                       $23,433,079

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


TAXES

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example:

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, none of the Fund's net investment income dividends qualified for the corporate deduction.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.


The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.


For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income that it has not received and pay that income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.


This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

AGREEMENTS

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets                       Annual rate at
(billions)                   each asset level
---------                    ----------------
First       $0.25                  0.740%
Next         0.25                  0.715
Next         0.25                  0.690
Next         0.25                  0.665
Next         1.00                  0.640
Over         2.00                  0.615


On the last day of the most recent fical year, the daily rate applied to the Fund's net assets was equal to 0.725% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. The management fee is paid monthly.


Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Lipper Small-Cap Core Fund Index (Index). The performance of one Class A share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one Class A share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

Where the Fund's Class A share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the base fee will be decreased. The maximum monthly increase or decrease will be 0.12% of the Fund's average net assets on an annual basis.


The 12 month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $244,121 for the fiscal year ended March 31, 2001.

The management fee is paid monthly. Under the agreement, the total amount paid was $3,592,066 for fiscal year 2001 and $1,128,077 for fiscal period 2000.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits and expenses reimbursed by AEFC, paid by the Fund were $251,929 for fiscal year 2001 and $79,039 for fiscal period 2000.


Sub-Investment Adviser:


Kenwood Capital Management LLC (Sub-Adviser), an indirect subsidiary of AEFC located at Metropolitan Center, Suite 2300, 333 South 7th Street, Minneapolis, MN 55402, sub-advises the Fund's assets. Sub-Adviser, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under an Investment Advisory Agreement with AEFC.


Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                       Annual rate at
(billions)                   each asset level
---------                    ----------------
First       $0.25                  0.060%
Next         0.25                  0.055
Next         0.25                  0.050
Next         0.25                  0.045
Next         1.00                  0.040
Over         2.00                  0.035


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.057% on an annual basis.

The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $306,204 for fiscal year 2001 and $92,894 for fiscal period 2000.

Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19 per year, for Class B is $20 per year, for Class C is $19.50 per year and for Class Y is $17 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $2,206,604 for fiscal year 2001. After paying commissions to personal financial advisors, and other expenses, the amount retained was $471,757. The amounts were $2,358,447 and $(40,908) for fiscal period 2000.

Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.


SHAREHOLDER SERVICE AGREEMENT


With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.


PLAN AND AGREEMENT OF DISTRIBUTION

For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $873,064 for Class A shares, $1,792,220 for Class B shares and $9,019 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


Custodian Agreement

The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

ORGANIZATIONAL INFORMATION

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members.
This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

Dividend Rights

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $82 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $222 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 10,100 financial advisors.


FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS*
                                               Date of             Form of        State of     Fiscal
Fund                                        Organization        Organization     Organization Year End  Diversified
---------------------------------------- -------------------- ------------------ ------------ --------- -----------

AXP Bond Fund, Inc.                      6/27/74, 6/31/86***     Corporation        NV/MN       8/31       Yes
AXP California Tax-Exempt Trust                4/7/86             Business           MA         6/30
                                                                  Trust****
   AXP California Tax-Exempt Fund                                                                           No
AXP Discovery Fund, Inc.                 4/29/81, 6/13/86***     Corporation        NV/MN       7/31       Yes
AXP Equity Select Fund, Inc.**           3/18/57, 6/13/86***     Corporation        NV/MN      11/30       Yes
AXP Extra Income Fund, Inc.                    8/17/83           Corporation         MN         5/31       Yes
AXP Federal Income Fund, Inc.                  3/12/85           Corporation         MN         5/31       Yes
AXP Global Series, Inc.                       10/28/88           Corporation         MN        10/31
   AXP Emerging Markets Fund                                                                               Yes
   AXP Global Balanced Fund                                                                                Yes
   AXP Global Bond Fund                                                                                     No
   AXP Global Growth Fund                                                                                  Yes
   AXP Innovations Fund                                                                                    Yes
AXP Growth Series, Inc.                  5/21/70, 6/13/86***     Corporation        NV/MN       7/31
   AXP Growth Fund                                                                                         Yes
   AXP Research Opportunities Fund                                                                         Yes
AXP High Yield Tax-Exempt Fund, Inc.          12/21/78,          Corporation        NV/MN      11/30       Yes
                                             6/13/86***
AXP International Fund, Inc.                   7/18/84           Corporation         MN        10/31
    AXP European Equity Fund                                                                                No
    AXP International Fund                                                                                 Yes
AXP Investment Series, Inc.              1/18/40, 6/13/86***     Corporation        NV/MN       9/30
   AXP Diversified Equity Income Fund                                                                      Yes
   AXP Mutual                                                                                              Yes
AXP Managed Series, Inc.                       10/9/84           Corporation         MN         9/30
   AXP Managed Allocation Fund                                                                             Yes
AXP Market Advantage Series, Inc.              8/25/89           Corporation         MN         1/31
   AXP Blue Chip Advantage Fund                                                                            Yes
   AXP International Equity Index Fund                                                                      No
   AXP Mid Cap Index Fund                                                                                   No
   AXP Nasdaq 100 Index Fund                                                                                No
   AXP S&P 500 Index Fund                                                                                   No
   AXP Small Company Index Fund                                                                            Yes
   AXP Total Stock Market Index Fund                                                                        No
AXP Money Market Series, Inc.            8/22/75, 6/13/86***     Corporation        NV/MN       7/31
   AXP Cash Management Fund                                                                                Yes
AXP New Dimensions Fund, Inc.            2/20/68, 6/13/86***     Corporation        NV/MN       7/31
   AXP Growth Dimensions Fund                                                                              Yes
   AXP New Dimensions Fund                                                                                 Yes
AXP Precious Metals Fund, Inc.                 10/5/84           Corporation         MN         3/31        No
AXP Progressive Fund, Inc.               4/23/68, 6/13/86***     Corporation        NV/MN       9/30       Yes
AXP Selective Fund, Inc.                 2/10/45, 6/13/86***     Corporation        NV/MN       5/31       Yes
AXP Stock Fund, Inc.                     2/10/45, 6/13/86***     Corporation        NV/MN       9/30       Yes
AXP Partners Series, Inc.                      3/20/01           Corporation         MN         5/31
   AXP Partners Fundamental Value Fund                                                                     Yes
   AXP Partners Small Cap Value Fund                                                                        No
   AXP Partners Value Fund                                                                                 Yes
AXP Special Tax-Exempt Series Trust            4/7/86             Business           MA         6/30
                                                                  Trust****
   AXP Insured Tax-Exempt Fund                                                                             Yes
   AXP Massachusetts Tax-Exempt Fund                                                                        No
   AXP Michigan Tax-Exempt Fund                                                                             No
   AXP Minnesota Tax-Exempt Fund                                                                            No
   AXP New York Tax-Exempt Fund                                                                             No
   AXP Ohio Tax-Exempt Fund                                                                                 No
AXP Strategy Series, Inc.                      1/24/84           Corporation         MN         3/31
   AXP Equity Value Fund**                                                                                 Yes
   AXP Focus 20 Fund                                                                                        No
   AXP Small Cap Advantage Fund                                                                            Yes
   AXP Small Cap Growth Fund                                                                               Yes
   AXP Strategy Aggressive Fund**                                                                          Yes
AXP Tax-Exempt Series, Inc.              9/30/76, 6/13/86***     Corporation        NV/MN      11/30
   AXP Intermediate Tax-Exempt Fund                                                                        Yes
   AXP Tax-Exempt Bond Fund                                                                                Yes
AXP Tax-Free Money Fund, Inc.            2/29/80, 6/13/86***     Corporation        NV/MN      12/31       Yes
AXP Utilities Income Fund, Inc.                3/25/88           Corporation         MN         6/30       Yes

* At the shareholders meeting held on June 16, 1999, shareholders approved the name change from IDS to AXP. In addition to substituting AXP for IDS, the following series changed their names: IDS Growth Fund, Inc. to AXP Growth Series, Inc., IDS Managed Retirement Fund, Inc. to AXP Managed Series, Inc., IDS Strategy Fund, Inc. to AXP Strategy Series, Inc., and IDS Tax-Exempt Bond Fund, Inc. to AXP Tax-Exempt Series, Inc.
** At the shareholders meeting held on Nov. 9, 1994, IDS Equity Plus Fund, Inc. changed its name to IDS Equity Select Fund, Inc. At that same time IDS Strategy Aggressive Equity Fund changed its name to IDS Strategy Aggressive Fund, and IDS Strategy Equity Fund changed its name to IDS Equity Value Fund.
*** Date merged into a Minnesota corporation incorporated on 4/7/86.
**** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

BOARD MEMBERS AND OFFICERS

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 65 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members


                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
address,                           and length     during past            Other                      Committee
age                                of service     5 years                directorships              Memberships
---------------------------------- -------------- ---------------------- -------------------------- -----------------
H. Brewster Atwater, Jr.           Board member   Retired chairman and   Merck & Co., Inc.          Board
4900 IDS Tower                     since 1996     chief executive        (pharmaceuticals)          Effectiveness,
Minneapolis, MN 55402                             officer, General                                  Investment
                                                  Mills, Inc.                                       Review
Born in 1931                                      (consumer foods)
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Arne H. Carlson                    Chair of the   Chairman, Board                                   Contracts,
901 S. Marquette Ave.              Board since    Services Corporation                              Executive,
Minneapolis, MN 55402              1999           (provides                                         Investment
                                                  administrative                                    Review, Board
Born in 1934                                      services to boards)                               Effectiveness
                                                  Former Governor of
                                                  Minnesota
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Lynne V. Cheney                    Board member   Distinguished          The Reader's Digest        Joint Audit,
American Enterprise Institute      since 1994     Fellow, AEI            Association Inc.           Contracts
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036

Born in 1941
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Livio D. DeSimone                  Board member   Retired chair of the   Cargill, Incorporated      Joint Audit,
30 Seventh Street                  since 2001     board and chief        (commodity merchants and   Contracts
St. Paul, MN 55101-4901                           executive officer,     processors), Target
                                                  Minnesota Mining and   Corporation (department
Born in 1936                                      Manufacturing (3M)     stores), General Mills,
                                                                         Inc. (consumer foods)
                                                                         and Vulcan Materials
                                                                         Company (construction
                                                                         materials/ chemicals)
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Ira D. Hall                        Board member   Treasurer, Texaco                                 Joint Audit,
Texaco, Inc.                       since 2001     Inc. since 1998.                                  Investment
2000 Westchester Avenue                           Prior to that,                                    Review
White Plains, NY 10650                            director,
                                                  International
Born in 1944                                      Operations IBM Corp.
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Heinz F. Hutter                    Board member   Retired president                                 Board
P.O. Box 2187                      since 1994     and chief operating                               Effectiveness,
Minneapolis, MN 55402                             officer, Cargill,                                 Investment
                                                  Incorporated                                      Review
Born in 1929                                      (commodity merchants
                                                  and processors)
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Anne P. Jones                      Board member   Attorney and           Motorola, Inc.             Joint Audit,
5716 Bent Branch Rd.               since 1985     telecommunications     (electronics).             Board
Bethesda, MD 20816                                consultant                                        Effectiveness

Born in 1935
---------------------------------- -------------- ---------------------- -------------------------- -----------------
William R. Pearce                  Board member   RII Weyerhaeuser                                  Executive,
2050 One Financial Plaza           since 1980     World Timberfund,                                 Investment
Minneapolis, MN 55402                             L.P. (develops                                    Review, Board
                                                  timber resources) -                               Effectiveness
Born in 1927                                      management
                                                  committee; Former
                                                  chair, American
                                                  Express Funds
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Alan K. Simpson                    Board member   Former three-term      Biogen, Inc.               Joint Audit,
1201 Sunshine Ave.                 since 1997     United States          (bio-pharmaceuticals).     Contracts
Cody, WY 82414                                    Senator for Wyoming

Born in 1931
---------------------------------- -------------- ---------------------- -------------------------- -----------------
C. Angus Wurtele                   Board member   Retired chair of the   The Valspar Corporation    Contracts,
Suite 1700                         since 1994     board and chief        (paints), Bemis            Investment
Foshay Tower                                      executive officer,     Corporation (packaging).   Review
Minneapolis, MN 55402                             The Valspar
                                                  Corporation
Born in 1934
---------------------------------- -------------- ---------------------- -------------------------- -----------------


Board Members Affiliated with American Express Financial Corporation (AEFC)

                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
age,                               and length     during past            Other                       Committee
address                            of service     5 years                directorships               memberships
---------------------------------- -------------- ---------------------- --------------------------- ----------------
Peter J. Anderson                  Board member   Senior vice
58600 AXP Financial Center         since 2000,    president -
Minneapolis, MN 55474              vice           investment
                                   president      operations and
Born in 1942                       since 1995     director of AEFC
---------------------------------- -------------- ---------------------- --------------------------- ----------------
David R. Hubers                    Board member   Retired chief          Chronimed Inc.
50643 AXP Financial Center         since 1993     executive officer      (specialty pharmaceutical
Minneapolis, MN 55474                             and director and       distribution), RTW Inc.
                                                  current chair of the   (manages worker's
Born in 1943                                      board of AEFC          compensation programs),
                                                                         Lawson Software, Inc.
                                                                         (technology based
                                                                         business applications)
---------------------------------- -------------- ---------------------- --------------------------- ----------------
John R. Thomas                     Board member   Senior vice                                        Executive,
50652 AXP Financial Center         since 1987,    president -                                        Investment
Minneapolis, MN 55474              president      information and                                    Review
                                   since 1997     technology of AEFC
Born in 1937
---------------------------------- -------------- ---------------------- --------------------------- ----------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr.
Anderson, who is vice president, the Fund's other officers are:

Other Officers

                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
address,                           and length     during past            Other                      Committee
age                                of service     5 years                directorships              memberships
---------------------------------- -------------- ---------------------- -------------------------- -----------------
John M. Knight                     Treasurer      Vice president -
50005 AXP Financial Center         since 1999     investment
Minneapolis, MN 55474                             accounting of AEFC

Born in 1952
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Leslie L. Ogg                      Vice           President of Board
901 S. Marquette Ave.              president,     Services Corporation
Minneapolis, MN 55402              general
                                   counsel and
Born in 1938                       secretary
                                   since 1978
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Frederick C. Quirsfeld             Vice           Senior vice
53609 AXP Financial Center         president      president - fixed
Minneapolis, MN 55474              since 1998     income and director
                                                  of AEFC
Born in 1947
---------------------------------- -------------- ---------------------- -------------------------- -----------------

COMPENSATION FOR BOARD MEMBERS


During the most recent fiscal year, the independent members of the Fund board, for attending up to 24 meetings, received the following compensation:


                               Compensation Table

                                                            Total cash compensation from
                             Aggregate                      American Express Funds and
Board member                 compensation from the Fund     Preferred Master Trust Group
-----------------------      -----------------------------  ---------------------------------

H. Brewster Atwater, Jr.                $ 1,246                     $ 128,350
Lynne V. Cheney                             758                        80,283
Livio D. DeSimone                           200                        24,400
Ira D. Hall                                 483                        51,800
Heinz F. Hutter                           1,096                       117,900
Anne P. Jones                             1,096                       117,050
William R. Pearce                           975                       109,850
Alan K. Simpson                             875                       101,350
C. Angus Wurtele                          1,046                       113,950


As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


PRINCIPAL HOLDERS OF SECURITIES

As of 30 days prior to the date of this SAI, Roger J. Thompson of Boise, Idaho held 5.08% of Class C Fund shares.


INDEPENDENT AUDITORS


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

                         Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         o     Nature of and provisions of the obligation.

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         Moody's Long-Term Debt Ratings

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               SHORT-TERM RATINGS

                   Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

         SP-1     Strong   capacity  to  pay  principal  and  interest.   Issues
                  determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3     Speculative capacity to pay principal and interest.

                           Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                 Moody's & S&P's
                         Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

                           AXP(R)STRATEGY SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                     AXP(R)SMALL CAP GROWTH FUND (the Fund)



                                  May 30, 2001

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling 800-862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

                                TABLE OF CONTENTS



Mutual Fund Checklist..................................................p.  3

Fundamental Investment Policies........................................p.  5

Investment Strategies and Types of Investments.........................p.  6

Information Regarding Risks and Investment Strategies..................p.  8

Security Transactions..................................................p. 30

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation.................................p. 31

Performance Information................................................p. 32

Valuing Fund Shares....................................................p. 33

Investing in the Fund..................................................p. 34

Selling Shares.........................................................p. 36

Pay-out Plans..........................................................p. 37

Capital Loss Carryover.................................................p. 38

Taxes..................................................................p. 38

Agreements.............................................................p. 40

Organizational Information.............................................p. 44

Board Members and Officers.............................................p. 47

Compensation for Board Members.........................................p. 50

Principal Holders of Securities........................................p. 50

Independent Auditors...................................................p. 50

Appendix:  Description of Ratings......................................p. 51

MUTUAL FUND CHECKLIST

                    |X| Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

                    |X| Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

                    |X| A higher rate of return typically involves a higher risk of loss.

                    |X| Past performance is not a reliable indicator of future performance.

                    |X| ALL mutual funds have costs that lower investment return.

                    |X| You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

                    |X| Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:

Develop a Financial Plan

Have a plan - even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:

------------------------------------------------------------------------------
Regular           Market Price        Shares
Investment        of a Share          Acquired
------------------------------------------------------------------------------
    $100               $6.00            16.7
     100                4.00            25.0
     100                4.00            25.0
     100                6.00            16.7
     100                5.00            20.0
   -----            --------          ------
    $500              $25.00           103.4

Average market price of a share over 5 periods:    $5.00 ($25.00 divided by 5)
The average price you paid for each share:         $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Issue senior securities, except as permitted under the 1940 Act.

o    Lend Fund securities in excess of 30% of its net assets.

Except  for  the  fundamental   investment  policies  listed  above,  the  other
investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies & types of investments:                  Allowable for
                                                          ----------------------
                                                                 the Fund?
Agency and Government Securities                                    yes
Borrowing                                                           yes
Cash/Money Market Instruments                                       yes
Collateralized Bond Obligations                                     no
Commercial Paper                                                    yes
Common Stock                                                        yes
Convertible Securities                                              yes
Corporate Bonds                                                     yes
Debt Obligations                                                    yes
Depositary Receipts                                                 yes
Derivative Instruments                                              yes
Foreign Currency Transactions                                       yes
Foreign Securities                                                  yes
High-Yield (High-Risk) Securities (Junk Bonds)                      no
Illiquid and Restricted Securities                                  yes
Indexed Securities                                                  yes
Inverse Floaters                                                    no
Investment Companies                                                yes
Lending of Portfolio Securities                                     yes
Loan Participations                                                 no
Mortgage- and Asset-Backed Securities                               no
Mortgage Dollar Rolls                                               no
Municipal Obligations                                               yes
Preferred Stock                                                     yes
Real Estate Investment Trusts                                       yes
Repurchase Agreements                                               yes
Reverse Repurchase Agreements                                       yes
Short Sales                                                         no
Sovereign Debt                                                      no
Structured Products                                                 yes
Variable- or Floating-Rate Securities                               yes
Warrants                                                            yes
When-Issued Securities                                              yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities                yes

The following are guidelines that may be changed by the board at any time:

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

         Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

         Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

        Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

         Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance
Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money from banks for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment
Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities.)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American  Depositary  Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

         Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

         Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

         Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

         Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

         Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

         Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Since investments in foreign countries usually involve currencies of foreign countries, and since the Fund may hold cash and cash-equivalent investments in foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecast, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities.
Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General  obligation  bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal  lease  obligations  may  take the  form of a  lease,  an  installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  structured  products  include:   Credit  Risk,
Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities

These instruments are contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the investor's other assets. In addition, when the Fund engages in forward commitment and when-issued transactions, it relies on the counterparty to consummate the transaction. The failure of the counterparty to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  zero-coupon,   step-coupon,   and  pay-in-kind
securities include: Credit Risk, Interest Rate Risk, and Management Risk.

SECURITY TRANSACTIONS


Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund sub-adviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any sub-adviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.


The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $45,059 for fiscal period from Jan. 24, 2001 (when shares became publicy available) to March 31, 2001. Substantially all firms through whom transactions were executed provide research services.

In fiscal period 2001, transactions amounting to $614,912, on which $1,368 were imputed or paid, were specifically directed to firms in exchange for research services.


As of the end of the most recent fiscal period, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:


                                                     Value of Securities
              Name of Issuer                    owned at end of fiscal period
              --------------                    -----------------------------
         Raymond James Financial                           $133,440


The portfolio turnover rate was 35% in the most recent fiscal period.


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION


Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any sub-adviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage commissions were paid to brokers affiliated with AEFC for the most recent fiscal period.

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1+T) to the power of n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                    ERV - P
                                    -------
                                       P

where:         P =  a hypothetical initial payment of $1,000
             ERV =  ending redeemable value of a hypothetical  $1,000 payment, made at the beginning of a period,  at the end of the period
                    (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

VALUING FUND SHARES


As of the end of the most recent fiscal period, the computation looked like this:


                                                                                            Net asset value
                    Net assets                               Shares                           of one share
                                                          outstanding
                    ----------------- ----------------- ----------------- ----------------- -----------------

Class A              $ 29,697,282        divided by         7,196,331          equals            $ 4.13
Class B                 7,729,113                           1,875,312                              4.12
Class C                   540,654                             131,165                              4.12
Class Y                     1,651                                 400                              4.13


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

INVESTING IN THE FUND

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined by dividing the NAV of one share, $4.13, by 0.9425 (1.00-0.0575) for a maximum 5.75% sales charge for a public offering price of $4.38. The sales charge is paid to the Distributor by the person buying the shares.


Class A - Calculation of the Sales Charge

Sales charges are determined as follows:
                                         Sales charge as a percentage of:
                             ---------------------------------------------------
                                        Public                     Net
Amount of Investment                Offering Price           Amount Invested
--------------------                --------------           ---------------
Up to $49,999                            5.75%                   6.10%
$50,000 - $99,999                        4.75                    4.99
$100,000 - $249,999                      3.75                    3.90
$250,000 - $499,999                      2.50                    2.56
$500,000 - $999,999                      2.00*                   2.04*
$1,000,000 or more                       0.00                    0.00
*The sales charge will be waived until Dec. 31, 2001.

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                          Number of Participants

Total Plan Assets                        1-99          100 or more
-----------------                        ----          -----------
Less than $1 million                         4%                0%
$1 million or more                           0%                0%

Class A - Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000.

Class A - Letter of Intent (LOI)


If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time, and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by 90 days. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the shares will be released from escrow. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares.


Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:

         -uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

                  - at least $10 million in plan assets or

                  - 500 or more participants; or

         - does not use daily transfer recordkeeping and has

                  - at least $3 million invested in American Express mutual
                    funds or

                  - 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit described above.


o State sponsored college savings plans established under section 529 of the Internal Revenue Code.


* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o    Between  two  American  Express  Trust  Company  custodial   accounts  with
     different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call 800-437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

CAPITAL LOSS CARRYOVER


For federal income tax purposes, the Fund had total capital loss carryovers of $970,467 at the end of the most recent fiscal period, that if not offset by subsequent capital gains will expire in 2009:


It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

TAXES

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example:

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal period, 23.10% of the Fund's net investment income dividends qualified for the corporate deduction.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.


The Internal Revenue Code imposes two asset diversification rules that apply to the fund as of the close of each quarter. First, as to 50% of its holdings, the fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.


If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income that it has not received and pay that income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.


This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

AGREEMENTS

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets                       Annual rate at
(billions)                   each asset level
---------                    ----------------
First       $0.25                  0.740%
Next         0.25                  0.715
Next         0.25                  0.690
Next         0.25                  0.665
Next         1.00                  0.640
Over         2.00                  0.615


On the last day of the most recent fiscal period, the daily rate applied to the Fund's net assets was equal to 0.740% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. The management fee is paid monthly.


Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Lipper Small-Cap Growth Funds Index (Index). The performance of one Class A share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one Class A share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

Where the Fund's Class A share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the base fee will be decreased. The maximum monthly increase or decrease will be 0.12% of the Fund's average net assets on an annual basis.


The first adjustment will be made on Aug. 1, 2001, and will cover the six-month period beginning Jan. 1, 2001. The comparison period will increase by one month each month until it reaches 12 months. The 12 month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

The management fee is paid monthly. Under the agreement, the total amount paid was $43,474 for fiscal period 2001.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits and expenses reimbursed by AEFC, paid by the Fund were $3,551 for fiscal period 2001.


Investment Subadvisory Agreements:

The assets of the Fund are managed by three sub-advisors (Sub-Advisors) that have been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Sub-advisors for the Fund to the board based upon its assessment of the skills of the Sub-Advisors in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating a Sub-Advisor, and AEFC does not expect to make frequent changes of Sub-Advisors.

AEFC allocates the assets of the Fund among the Sub-Advisors. Each Sub-Advisor has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restriction. Generally, the services that the Sub-Advisor provides to the Fund are limited to asset management and related recordkeeping services.

A Sub-Advisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates. AEFC enters into an advisory agreement with each Sub-Advisor known as an "Investment Subadvisory Agreement."

The Sub-Advisors to the Fund are set forth below. The information has been supplied by the respective Sub-Advisor.

Sub-Advisors:

INVESCO Funds Group, Inc. (INVESCO), located at 7800 East Union Avenue, Denver, Colorado, sub-advises the Fund's assets. INVESCO, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under an Investment Subadvisory Agreement with AEFC.

Neuberger Berman Management Inc., (Neuberger Berman) located at 605 Third Avenue Second Floor, New York, New York, sub-advises the Fund's assets. Neuberger Berman, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under an Investment Subadvisory Agreement with AEFC.

RS Investment Management, L.P. (RSIM), located at 388 Market Street, Suite 200, San Francisco, California, sub-advises the Fund's assets. RSIM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under an Investment Subadvisory Agreement with AEFC.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                       Annual rate at
(billions)                   each asset level
---------                    ----------------
First       $0.25                  0.080%
Next         0.25                  0.075
Next         0.25                  0.070
Next         0.25                  0.065
Next         1.00                  0.060
Over         2.00                  0.055


On the last day of the most recent fiscal period, the daily rate applied to the Fund's net assets was equal to 0.080% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $3,781 for fiscal period 2001.

Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases not reduces fees or expenses paid by shareholders of the Fund.


Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19 per year, for Class B is $20 per year, for Class C is $19.50 per year and for Class Y is $17 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $179,671 for fiscal period 2001. After paying commissions to personal financial advisors, and other expenses, the amount retained was $186.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT


With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.


PLAN AND AGREEMENT OF DISTRIBUTION

For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal period, the Fund paid fees of $10,003 for Class A shares, $6,636 for Class B shares and $603 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

Custodian Agreement

The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

ORGANIZATIONAL INFORMATION

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members.
This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

Dividend Rights

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $82 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $222 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 10,100 financial advisors.

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS*


                                              Date of            Form of        State of     Fiscal
Fund                                       Organization        Organization    Organization Year End   Diversified
AXP Bond Fund, Inc.                     6/27/74, 6/31/86***    Corporation        NV/MN       8/31        Yes
AXP California Tax-Exempt Trust               4/7/86             Business          MA         6/30
                                                                Trust****
   AXP California Tax-Exempt Fund                                                                         No
AXP Discovery Fund, Inc.                4/29/81, 6/13/86***    Corporation        NV/MN       7/31        Yes
AXP Equity Select Fund, Inc.**          3/18/57, 6/13/86***    Corporation        NV/MN       11/30       Yes
AXP Extra Income Fund, Inc.                   8/17/83          Corporation         MN         5/31        Yes
AXP Federal Income Fund, Inc.                 3/12/85          Corporation         MN         5/31        Yes
AXP Global Series, Inc.                      10/28/88          Corporation         MN         10/31
   AXP Emerging Markets Fund                                                                              Yes
   AXP Global Balanced Fund                                                                               Yes
   AXP Global Bond Fund                                                                                   No
   AXP Global Growth Fund                                                                                 Yes
   AXP Innovations Fund                                                                                   Yes
AXP Growth Series, Inc.                 5/21/70, 6/13/86***    Corporation        NV/MN       7/31
   AXP Growth Fund                                                                                        Yes
   AXP Research Opportunities Fund                                                                        Yes
AXP High Yield Tax-Exempt Fund, Inc.         12/21/78,         Corporation        NV/MN       11/30       Yes
                                            6/13/86***
AXP International Fund, Inc.                  7/18/84          Corporation         MN         10/31
    AXP European Equity Fund                                                                              No
    AXP International Fund                                                                                Yes
AXP Investment Series, Inc.             1/18/40, 6/13/86***    Corporation        NV/MN       9/30
   AXP Diversified Equity Income Fund                                                                     Yes
   AXP Mutual                                                                                             Yes
AXP Managed Series, Inc.                      10/9/84          Corporation         MN         9/30
   AXP Managed Allocation Fund                                                                            Yes
AXP Market Advantage Series, Inc.             8/25/89          Corporation         MN         1/31
   AXP Blue Chip Advantage Fund                                                                           Yes
   AXP International Equity Index Fund                                                                    No
   AXP Mid Cap Index Fund                                                                                 No
   AXP Nasdaq 100 Index Fund                                                                              No
   AXP S&P 500 Index Fund                                                                                 No
   AXP Small Company Index Fund                                                                           Yes
   AXP Total Stock Market Index Fund                                                                      No
AXP Money Market Series, Inc.           8/22/75, 6/13/86***    Corporation        NV/MN       7/31
   AXP Cash Management Fund                                                                               Yes
AXP New Dimensions Fund, Inc.           2/20/68, 6/13/86***    Corporation        NV/MN       7/31
   AXP Growth Dimensions Fund                                                                             Yes
   AXP New Dimensions Fund                                                                                Yes
AXP Precious Metals Fund, Inc.                10/5/84          Corporation         MN         3/31        No
AXP Progressive Fund, Inc.              4/23/68, 6/13/86***    Corporation        NV/MN       9/30        Yes
AXP Selective Fund, Inc.                2/10/45, 6/13/86***    Corporation        NV/MN       5/31        Yes
AXP Stock Fund, Inc.                    2/10/45, 6/13/86***    Corporation        NV/MN       9/30        Yes
AXP Partners Series, Inc.                     3/20/01          Corporation         MN         5/31
   AXP Partners Fundamental Value Fund                                                                    Yes
   AXP Partners Small Cap Value Fund                                                                      No
   AXP Partners Value Fund                                                                                Yes
AXP Special Tax-Exempt Series Trust           4/7/86             Business          MA         6/30
                                                                Trust****
   AXP Insured Tax-Exempt Fund                                                                            Yes
   AXP Massachusetts Tax-Exempt Fund                                                                      No
   AXP Michigan Tax-Exempt Fund                                                                           No
   AXP Minnesota Tax-Exempt Fund                                                                          No
   AXP New York Tax-Exempt Fund                                                                           No
   AXP Ohio Tax-Exempt Fund                                                                               No
AXP Strategy Series, Inc.                     1/24/84          Corporation         MN         3/31
   AXP Equity Value Fund**                                                                                Yes
   AXP Focus 20 Fund                                                                                      No
   AXP Small Cap Advantage Fund                                                                           Yes
   AXP Small Cap Growth Fund                                                                              Yes
   AXP Strategy Aggressive Fund**                                                                         Yes
AXP Tax-Exempt Series, Inc.             9/30/76, 6/13/86***    Corporation        NV/MN       11/30
   AXP Intermediate Tax-Exempt Fund                                                                       Yes
   AXP Tax-Exempt Bond Fund                                                                               Yes
AXP Tax-Free Money Fund, Inc.           2/29/80, 6/13/86***    Corporation        NV/MN       12/31       Yes
AXP Utilities Income Fund, Inc.               3/25/88          Corporation         MN         6/30        Yes


* At the shareholders meeting held on June 16, 1999, shareholders approved the name change from IDS to AXP. In addition to substituting AXP for IDS, the following series changed their names: IDS Growth Fund, Inc. to AXP Growth Series, Inc., IDS Managed Retirement Fund, Inc. to AXP Managed Series, Inc., IDS Strategy Fund, Inc. to AXP Strategy Series, Inc., and IDS Tax-Exempt Bond Fund, Inc. to AXP Tax-Exempt Series, Inc.
** At the shareholders meeting held on Nov. 9, 1994, IDS Equity Plus Fund, Inc. changed its name to IDS Equity Select Fund, Inc. At that same time IDS Strategy Aggressive Equity Fund changed its name to IDS Strategy Aggressive Fund, and IDS Strategy Equity Fund changed its name to IDS Equity Value Fund.
*** Date merged into a Minnesota corporation incorporated on 4/7/86.
**** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

BOARD MEMBERS AND OFFICERS

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 65 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members
---------------------------------- -------------- ---------------------- -------------------------- -----------------
                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
address,                           and length     during past            Other                      Committee
age                                of service     5 years                directorships              Memberships
---------------------------------- -------------- ---------------------- -------------------------- -----------------
H. Brewster Atwater, Jr.           Board member   Retired chairman and   Merck & Co., Inc.          Board
4900 IDS Tower                     since 1996     chief executive        (pharmaceuticals)          Effectiveness,
Minneapolis, MN 55402                             officer, General                                  Investment
                                                  Mills, Inc.                                       Review
Born in 1931                                      (consumer foods)
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Arne H. Carlson                    Chair of the   Chairman, Board                                   Contracts,
901 S. Marquette Ave.              Board since    Services Corporation                              Executive,
Minneapolis, MN 55402              1999           (provides                                         Investment
                                                  administrative                                    Review, Board
Born in 1934                                      services to boards)                               Effectiveness
                                                  Former Governor of
                                                  Minnesota
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Lynne V. Cheney                    Board member   Distinguished          The Reader's Digest        Joint Audit,
American Enterprise Institute      since 1994     Fellow, AEI            Association Inc.           Contracts
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036


Born in 1941
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Livio D. DeSimone                  Board member   Retired chair of the   Cargill, Incorporated      Joint Audit,
30 Seventh Street                  since 2001     board and chief        (commodity merchants and   Contracts
St. Paul, MN 55101-4901                           executive officer,     processors), Target
                                                  Minnesota Mining and   Corporation (department
Born in 1936                                      Manufacturing (3M)     stores), General Mills,
                                                                         Inc. (consumer foods)
                                                                         and Vulcan Materials
                                                                         Company (construction
                                                                         materials/ chemicals)
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Ira D. Hall                        Board member   Treasurer, Texaco                                 Joint Audit,
Texaco, Inc.                       since 2001     Inc. since 1998.                                  Investment
2000 Westchester Avenue                           Prior to that,                                    Review
White Plains, NY 10650                            director,
                                                  International
Born in 1944                                      Operations IBM Corp.
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Heinz F. Hutter                    Board member   Retired president                                 Board
P.O. Box 2187                      since 1994     and chief operating                               Effectiveness,
Minneapolis, MN 55402                             officer, Cargill,                                 Investment
                                                  Incorporated                                      Review
Born in 1929                                      (commodity merchants
                                                  and processors)
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Anne P. Jones                      Board member   Attorney and           Motorola, Inc.             Joint Audit,
5716 Bent Branch Rd.               since 1985     telecommunications     (electronics).             Board
Bethesda, MD 20816                                consultant                                        Effectiveness


Born in 1935
---------------------------------- -------------- ---------------------- -------------------------- -----------------
William R. Pearce                  Board member   RII Weyerhaeuser                                  Executive,
2050 One Financial Plaza           since 1980     World Timberfund,                                 Investment
Minneapolis, MN 55402                             L.P. (develops                                    Review, Board
                                                  timber resources) -                               Effectiveness
Born in 1927                                      management
                                                  committee; Former
                                                  chair, American
                                                  Express Funds
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Alan K. Simpson                    Board member   Former three-term      Biogen, Inc.               Joint Audit,
1201 Sunshine Ave.                 since 1997     United States          (bio-pharmaceuticals).     Contracts
Cody, WY 82414                                    Senator for Wyoming

Born in 1931
---------------------------------- -------------- ---------------------- -------------------------- -----------------
C. Angus Wurtele                   Board member   Retired chair of the   The Valspar Corporation    Contracts,
Suite 1700                         since 1994     board and chief        (paints), Bemis            Investment
Foshay Tower                                      executive officer,     Corporation (packaging).   Review
Minneapolis, MN 55402                             The Valspar
                                                  Corporation
Born in 1934
---------------------------------- -------------- ---------------------- -------------------------- -----------------



---------------------------------------------------------------------------------------------------------------------
Board Members Affiliated with American Express Financial Corporation (AEFC)
---------------------------------------------------------------------------------------------------------------------
                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
age,                               and length     during past            Other                       Committee
address                            of service     5 years                directorships               memberships
---------------------------------- -------------- ---------------------- --------------------------- ----------------
Peter J. Anderson                  Board member   Senior vice
58600 AXP Financial Center         since 2000,    president -
Minneapolis, MN 55474              vice           investment
                                   president      operations and
Born in 1942                       since 1995     director of AEFC
---------------------------------- -------------- ---------------------- --------------------------- ----------------
David R. Hubers                    Board member   Retired chief          Chronimed Inc.
50643 AXP Financial Center         since 1993     executive officer      (specialty pharmaceutical
Minneapolis, MN 55474                             and director and       distribution), RTW Inc.
                                                  current chair of the   (manages worker's
Born in 1943                                      board of AEFC          compensation programs),
                                                                         Lawson Software, Inc.
                                                                         (technology based
                                                                         business applications)
---------------------------------- -------------- ---------------------- --------------------------- ----------------
John R. Thomas                     Board member   Senior vice                                        Executive,
50652 AXP Financial Center         since 1987,    president -                                        Investment
Minneapolis, MN 55474              president      information and                                    Review
                                   since 1997     technology of AEFC
Born in 1937
---------------------------------- -------------- ---------------------- --------------------------- ----------------


The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr.
Anderson, who is vice president, the Fund's other officers are:

Other Officers
---------------------------------- -------------- ---------------------- -------------------------- -----------------
                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
address,                           and length     during past            Other                      Committee
age                                of service     5 years                directorships              memberships
---------------------------------- -------------- ---------------------- -------------------------- -----------------
John M. Knight                     Treasurer      Vice president -
50005 AXP Financial Center         since 1999     investment
Minneapolis, MN 55474                             accounting of AEFC


Born in 1952
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Leslie L. Ogg                      Vice           President of Board
901 S. Marquette Ave.              president,     Services Corporation
Minneapolis, MN 55402              general
                                   counsel and
Born in 1938                       secretary
                                   since 1978
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Frederick C. Quirsfeld             Vice           Senior vice
53609 AXP Financial Center         president      president - fixed
Minneapolis, MN 55474              since 1998     income and director
                                                  of AEFC
Born in 1947
---------------------------------- -------------- ---------------------- -------------------------- -----------------

Small Cap Growth

COMPENSATION FOR BOARD MEMBERS

During the most recent fiscal year, the independent members of the Fund board, for attending up to 24 meetings, received the following compensation:

                                                    Compensation Table
                                                                            Total cash compensation from
                                            Aggregate compensation           American Express Funds and
Board member                                     from the Fund              Preferred Master Trust Group
--------------                         ---------------------------------  ---------------------------------

H. Brewster Atwater, Jr.                              $ 0                            $ 128,350
Lynne V. Cheney                                         0                               80,283
Livio D. DeSimone                                       0                               24,400
Ira D. Hall                                             0                                51,80
Heinz F. Hutter                                         0                               117,90
Anne P. Jones                                           0                              117,050
William R. Pearce                                       0                              109,850
Alan K. Simpson                                         0                              101,350
C. Angus Wurtele                                        0                              113,950


As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

PRINCIPAL HOLDERS OF SECURITIES


As of 30 days prior to the date of this SAI, Dr. John Alloway Arnold Jr., Sturgis, KY held 11.82% of the Fund's Class C shares; Sandra L. Kubena, San Antonio, TX held 7.84% of the Fund's Class C shares; and Ronald G. and Dixie R. Gilliland, Olathe, KS held 5.12% of the Fund's Class C shares.


INDEPENDENT AUDITORS


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

                         Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         o    Nature of and provisions of the obligation.

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         Moody's Long-Term Debt Ratings

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               SHORT-TERM RATINGS

                   Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

         SP-1     Strong   capacity  to  pay  principal  and  interest.   Issues
                  determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3     Speculative capacity to pay principal and interest.

                           Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                 Moody's & S&P's
                         Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

                           AXP(R)STRATEGY SERIES, INC.


                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                    AXP(R)STRATEGY AGGRESSIVE FUND (the Fund)


                                  May 30, 2001

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling 800-862-7919.


The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

AXP Strategy Series, Inc.
   AXP Strategy Aggressive Fund

                                TABLE OF CONTENTS


Mutual Fund Checklist......................................................p.3

Fundamental Investment Policies............................................p.4

Investment Strategies and Types of Investments.............................p.6

Information Regarding Risks and Investment Strategies......................p.7

Security Transactions.....................................................p.29

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation....................................p.31

Performance Information...................................................p.31

Valuing Fund Shares.......................................................p.33

Investing in the Fund.....................................................p.34

Selling Shares............................................................p.36

Pay-out Plans.............................................................p.37


Capital Loss Carryover....................................................p.38


Taxes.....................................................................p.38

Agreements................................................................p.40

Organizational Information................................................p.43

Board Members and Officers................................................p.47

Compensation for Board Members............................................p.50

Independent Auditors......................................................p.50

Appendix:  Description of Ratings.........................................p.51

MUTUAL FUND CHECKLIST

     |X| Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

     |X| Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

     |X|  A higher rate of return typically involves a higher risk of loss.

     |X|  Past performance is not a reliable indicator of future performance.

     |X|  ALL mutual funds have costs that lower investment return.

     |X| You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

     |X| Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:

Develop a Financial Plan

Have a plan - even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:

------------------------------------------------------------------------------
Regular           Market Price        Shares
Investment        of a Share          Acquired
------------------------------------------------------------------------------
    $100               $6.00            16.7
     100                4.00            25.0
     100                4.00            25.0
     100                6.00            16.7
     100                5.00            20.0
   -----            --------          ------
    $500              $25.00           103.4

Average market price of a share over 5 periods:    $5.00 ($25.00 divided by 5)
The average price you paid for each share:         $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

o    Issue senior securities, except as permitted under the 1940 Act.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

Except  for  the  fundamental   investment  policies  listed  above,  the  other
investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies & types of investments:            Allowable for the Fund?
 ..................................................... ..........................
Agency and Government Securities                                 yes
 ..................................................... ..........................
Borrowing                                                        yes
 ..................................................... ..........................
Cash/Money Market Instruments                                    yes
 ..................................................... ..........................
Collateralized Bond Obligations                                  yes
 ..................................................... ..........................
Commercial Paper                                                 yes
 ..................................................... ..........................
Common Stock                                                     yes
 ..................................................... ..........................
Convertible Securities                                           yes
 ..................................................... ..........................
Corporate Bonds                                                  yes
 ..................................................... ..........................
Debt Obligations                                                 yes
 ..................................................... ..........................
Depositary Receipts                                              yes
 ..................................................... ..........................
Derivative Instruments                                           yes
 ..................................................... ..........................
Foreign Currency Transactions                                    yes
 ..................................................... ..........................
Foreign Securities                                               yes
 ..................................................... ..........................
High-Yield (High-Risk) Securities (Junk Bonds)                   yes
 ..................................................... ..........................
Illiquid and Restricted Securities                               yes
 ..................................................... ..........................
Indexed Securities                                               yes
 ..................................................... ..........................
Inverse Floaters                                                 no
 ..................................................... ..........................
Investment Companies                                             yes
 ..................................................... ..........................
Lending of Portfolio Securities                                  yes
 ..................................................... ..........................
Loan Participations                                              yes
 ..................................................... ..........................
Mortgage- and Asset-Backed Securities                            yes
 ..................................................... ..........................
Mortgage Dollar Rolls                                            no
 ..................................................... ..........................
Municipal Obligations                                            yes
 ..................................................... ..........................
Preferred Stock                                                  yes
 ..................................................... ..........................
Real Estate Investment Trusts                                    yes
 ..................................................... ..........................
Repurchase Agreements                                            yes
 ..................................................... ..........................
Reverse Repurchase Agreements                                    yes
 ..................................................... ..........................
Short Sales                                                      no
 ..................................................... ..........................
Sovereign Debt                                                   yes
 ..................................................... ..........................
Structured Products                                              yes
 ..................................................... ..........................
Variable- or Floating-Rate Securities                            yes
 ..................................................... ..........................
Warrants                                                         yes
 ..................................................... ..........................
When-Issued Securities                                           yes
 ..................................................... ..........................
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities             yes
----------------------------------------------------- --------------------------

The following are guidelines that may be changed by the board at any time:

o Under normal market conditions, 65% of the Fund's total assets will be invested in equity securities.

o The Fund may not invest in debt securities rated lower than B. Securities that are subsequently downgraded in quality may continue to be held and will be sold only when the investment manager believes it is advantageous to do so.

o The Fund will not invest more than 5% of its net assets in bonds rated BB or B, or in unrated bonds of equivalent quality.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell securities short, except the Fund may make margin payments in connection with transactions in futures contracts.

o The Fund will not invest more than 10% of its total assets in the securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

o Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS


The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):


Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

         Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

         Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

         Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

         Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance
Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money from banks for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on
preferred  stock  until  the  convertible   security  matures  or  is  redeemed,
converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment
Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities.)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American  Depositary  Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

         Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

         Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

         Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

         Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

         Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

         Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions


Since investments in foreign countries usually involve currencies of foreign countries, and since the Fund may hold cash and cash-equivalent investments in foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.


Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.


As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.


As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecast, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities.
Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.


Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General  obligation  bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal  lease  obligations  may  take the  form of a  lease,  an  installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.


Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  structured  products  include:   Credit  Risk,
Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities

These instruments are contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the investor's other assets. In addition, when the Fund engages in forward commitment and when-issued transactions, it relies on the counterparty to consummate the transaction. The failure of the counterparty to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  zero-coupon,   step-coupon,   and  pay-in-kind
securities include: Credit Risk, Interest Rate Risk, and Management Risk.

SECURITY TRANSACTIONS


Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.


The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices;

and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $3,931,857 for fiscal year ended March 31, 2001, $2,552,029 for fiscal year 2000, and $1,941,089 for fiscal year 1999. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 2001, transactions amounting to 1,123,800, on which $53,291 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:


                                                         Value of Securities
    Name of Issuer                                  owned at end of fiscal year
    --------------                                  ---------------------------
    Goldman Sachs Group                                      $5,166,734


The portfolio turnover rate was 137% in the most recent fiscal year, and 155% in the year before. Higher turnover rates may result in higher brokerage expenses.


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION


Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

                                               As of the end of Fiscal Year

                                                          2001                             2000             1999

                                           -------------------------------------      ---------------  --------------

                                                                       Percent of
                                                                        Aggregate
                                                                      Dollar Amount
                                                                           of
                                       Aggregate       Percent of     Transactions    Aggregate Dollar  Aggregate Dollar
                                     Dollar amount     Aggregate        Involving        Amount of      Amount  of
Broker                Nature of     of Commissions     Brokerage       Payment of      Commissions      Commissions
                     Affiliation    Paid to Broker    Commissions      Commissions    Paid to Broker    Paid to Broker
---------------    ---------------  --------------    ---------------  -----------    --------------   --------------
American           Wholly-owned        $199,890           5.08%           7.19%           $81,358         $87,020
Enterprise         subsidiary of
Investment         AEFC
Services Inc.



PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                        P

where:         P =  a hypothetical initial payment of $1,000
             ERV =  ending redeemable value of a hypothetical  $1,000 payment, made at the beginning of a period,  at the end of the period
                    (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

VALUING FUND SHARES

As of the end of the most recent fiscal year, the computation looked like this:


             Net assets                            Shares                         Net asset value
                                                outstanding                         of one share
          ----------------- ----------------- ----------------- ----------------- -----------------
Class A    $1,088,326,767      divided by         81,028,688         equals           $13.43
Class B       793,740,262                         64,399,533                           12.33
Class C         2,999,593                            243,258                           12.33
Class Y         3,881,006                            285,277                           13.60


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

INVESTING IN THE FUND

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $13.43, by 0.9425 (1.00-0.0575) for a maximum 5.75% sales charge for a public offering price of $14.25. The sales charge is paid to the Distributor by the person buying the shares.


Class A - Calculation of the Sales Charge

Sales charges are determined as follows:
                                                            Sales charge as a percentage of:
                                               ------------------------------------------------------------

                                                          Public                          Net
Amount of Investment                                  Offering Price                Amount Invested
--------------------                                  --------------                ---------------
Up to $49,999                                              5.75%                        6.10%
$50,000 - $99,999                                          4.75                         4.99
$100,000 - $249,999                                        3.75                         3.90
$250,000 - $499,999                                        2.50                         2.56
$500,000 - $999,999                                        2.00*                        2.04*
$1,000,000 or more                                         0.00                         0.00
*The sales charge will be waived until Dec. 31, 2001.


The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                          Number of Participants

Total Plan Assets                        1-99          100 or more
-----------------                        ----          -----------
Less than $1 million                      4%                0%
$1 million or more                        0%                0%


Class A - Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000.

Class A - Letter of Intent (LOI)


If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by 90 days. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the shares will be released from escrow. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares.


Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:

     - uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

               -    at least $10 million in plan assets or

               -    500 or more participants; or

     -    does not use daily transfer recordkeeping and has

               - at least $3 million invested in American Express mutual funds or

               -    500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit described above.


o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.


* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o    Between  two  American  Express  Trust  Company  custodial   accounts  with
     different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.


To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call 800-437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.


The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

CAPITAL LOSS CARRYOVER


For federal income tax purposes, the Fund had total capital loss carryovers of $677,889,503 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

                    2009                             2011
                    ----                             ----
                $207,116,650                     $470,772,853

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


TAXES

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example:

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, none of the Fund's net investment income dividends qualified for the corporate deduction.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.


The Internal Revenue Code imposes two asset diversification rules that apply to the fund as of the close of each quarter. First, as to 50% of its holdings, the fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the fund cannot have more than 25% of its assets in any one issuer.


For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.


If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income that it has not received and pay that income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.


This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

AGREEMENTS

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets                            Annual rate at
(billions)                       each asset level
---------                        ----------------
First $1.0                            0.600%
Next   1.0                            0.575
Next   1.0                            0.550
Next   3.0                            0.525
Over   6.0                            0.500


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.588% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.


Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Lipper Mid-Cap Growth Index (Index). The performance of one Class A share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one Class A share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

Where the Fund's Class A share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the Fund's Class A share, the base fee will be decreased. The maximum monthly increase or decrease will be 0.12% of the Fund's average net assets on an annual basis.


The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment increased the fee by $689,866 for fiscal year 2001.

The management fee is paid monthly. Under the agreement, the total amount paid was $17,403,353 for fiscal year 2001, $11,843,034 for fiscal year 2000, and $7,929,636 for fiscal year 1999.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $1,009,665 for fiscal year 2001, $500,866 for fiscal year 2000, and $500,330 for fiscal year 1999.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                       Annual rate at
(billions)                   each asset level
---------                    ----------------
First $1.0                       0.050%
Next   1.0                       0.045
Next   1.0                       0.040
Next   3.0                       0.035
Over   6.0                       0.030

On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.048% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $1,337,942 for fiscal year 2001, $938,057 for fiscal year 2000, and $699,837 for fiscal year 1999.

Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19 per year, for Class B is $20 per year, for Class C is $19.50 per year and for Class Y is $17 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $7,218,775 for fiscal year 2001. After paying commissions to personal financial advisors, and other expenses, the amount retained was $676,785. The amounts were $4,766,956 and $(545,783) for fiscal year 2000, and $1,456,622 and $(211,668)
for fiscal year 1999.

Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION

For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $4,077,348 for Class A shares, $12,740,102 for Class B shares and $15,635 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


Custodian Agreement

The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

ORGANIZATIONAL INFORMATION

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members.
This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

Dividend Rights

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $82 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $222 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 10,100 financial advisors.



FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS*
                                               Date of             Form of        State of     Fiscal
Fund                                        Organization        Organization     Organization Year End  Diversified
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Bond Fund, Inc.                      6/27/74, 6/31/86***     Corporation        NV/MN       8/31       Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP California Tax-Exempt Trust                4/7/86             Business           MA         6/30
                                                                  Trust****
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP California Tax-Exempt Fund                                                                           No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Discovery Fund, Inc.                 4/29/81, 6/13/86***     Corporation        NV/MN       7/31       Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Equity Select Fund, Inc.**           3/18/57, 6/13/86***     Corporation        NV/MN      11/30       Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Extra Income Fund, Inc.                    8/17/83           Corporation         MN         5/31       Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Federal Income Fund, Inc.                  3/12/85           Corporation         MN         5/31       Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Global Series, Inc.                       10/28/88           Corporation         MN        10/31
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Emerging Markets Fund                                                                               Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Global Balanced Fund                                                                                Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Global Bond Fund                                                                                     No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Global Growth Fund                                                                                  Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Innovations Fund                                                                                    Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Growth Series, Inc.                  5/21/70, 6/13/86***     Corporation        NV/MN       7/31
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Growth Fund                                                                                         Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Research Opportunities Fund                                                                         Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP High Yield Tax-Exempt Fund, Inc.          12/21/78,          Corporation        NV/MN      11/30       Yes
                                             6/13/86***
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP International Fund, Inc.                   7/18/84           Corporation         MN        10/31
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
    AXP European Equity Fund                                                                                No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
    AXP International Fund                                                                                 Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Investment Series, Inc.              1/18/40, 6/13/86***     Corporation        NV/MN       9/30
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Diversified Equity Income Fund                                                                      Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Mutual                                                                                              Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Managed Series, Inc.                       10/9/84           Corporation         MN         9/30
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Managed Allocation Fund                                                                             Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Market Advantage Series, Inc.              8/25/89           Corporation         MN         1/31
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Blue Chip Advantage Fund                                                                            Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP International Equity Index Fund                                                                      No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Mid Cap Index Fund                                                                                   No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Nasdaq 100 Index Fund                                                                                No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP S&P 500 Index Fund                                                                                   No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Small Company Index Fund                                                                            Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Total Stock Market Index Fund                                                                        No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Money Market Series, Inc.            8/22/75, 6/13/86***     Corporation        NV/MN       7/31
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Cash Management Fund                                                                                Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP New Dimensions Fund, Inc.            2/20/68, 6/13/86***     Corporation        NV/MN       7/31
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Growth Dimensions Fund                                                                              Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP New Dimensions Fund                                                                                 Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Precious Metals Fund, Inc.                 10/5/84           Corporation         MN         3/31        No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Progressive Fund, Inc.               4/23/68, 6/13/86***     Corporation        NV/MN       9/30       Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Selective Fund, Inc.                 2/10/45, 6/13/86***     Corporation        NV/MN       5/31       Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Stock Fund, Inc.                     2/10/45, 6/13/86***     Corporation        NV/MN       9/30       Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Partners Series, Inc.                      3/20/01           Corporation         MN         5/31
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Partners Fundamental Value Fund                                                                     Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Partners Small Cap Value Fund                                                                        No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Partners Value Fund                                                                                 Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Special Tax-Exempt Series Trust            4/7/86             Business           MA         6/30
                                                                  Trust****
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Insured Tax-Exempt Fund                                                                             Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Massachusetts Tax-Exempt Fund                                                                        No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Michigan Tax-Exempt Fund                                                                             No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Minnesota Tax-Exempt Fund                                                                            No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP New York Tax-Exempt Fund                                                                             No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Ohio Tax-Exempt Fund                                                                                 No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Strategy Series, Inc.                      1/24/84           Corporation         MN         3/31
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Equity Value Fund**                                                                                 Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Focus 20 Fund                                                                                        No
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Small Cap Advantage Fund                                                                            Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Small Cap Growth Fund                                                                               Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Strategy Aggressive Fund**                                                                          Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Tax-Exempt Series, Inc.              9/30/76, 6/13/86***     Corporation        NV/MN      11/30
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Intermediate Tax-Exempt Fund                                                                        Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
   AXP Tax-Exempt Bond Fund                                                                                Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Tax-Free Money Fund, Inc.            2/29/80, 6/13/86***     Corporation        NV/MN      12/31       Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------
AXP Utilities Income Fund, Inc.                3/25/88           Corporation         MN         6/30       Yes
---------------------------------------- -------------------- ------------------ ------------ --------- -----------

* At the shareholders meeting held on June 16, 1999, shareholders approved the name change from IDS to AXP. In addition to substituting AXP for IDS, the following series changed their names: IDS Growth Fund, Inc. to AXP
     Growth  Series,  Inc.,  IDS Managed  Retirement  Fund,  Inc. to AXP Managed
     Series, Inc., IDS Strategy Fund, Inc. to AXP Strategy Series, Inc., and IDS
     Tax-Exempt Bond Fund, Inc. to AXP Tax-Exempt Series, Inc.
**   At the  shareholders  meeting  held on Nov. 9, 1994,  IDS Equity Plus Fund,
     Inc. changed its name to IDS Equity Select Fund, Inc. At that same time IDS
     Strategy Aggressive Equity Fund changed its name to IDS Strategy Aggressive
     Fund,  and IDS  Strategy  Equity Fund  changed its name to IDS Equity Value
     Fund.
***  Date merged into a Minnesota corporation incorporated on 4/7/86.
**** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

BOARD MEMBERS AND OFFICERS


Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board. The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 65 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

---------------------------------- -------------- ---------------------- -------------------------- -----------------
                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
address,                           and length     during past            Other                      Committee
age                                of service     5 years                directorships              Memberships
---------------------------------- -------------- ---------------------- -------------------------- -----------------
H. Brewster Atwater, Jr.           Board member   Retired chairman and   Merck & Co., Inc.          Board
4900 IDS Tower                     since 1996     chief executive        (pharmaceuticals)          Effectiveness,
Minneapolis, MN 55402                             officer, General                                  Investment
                                                  Mills, Inc.                                       Review
Born in 1931                                      (consumer foods)
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Arne H. Carlson                    Chair of the   Chairman, Board                                   Contracts,
901 S. Marquette Ave.              Board since    Services Corporation                              Executive,
Minneapolis, MN 55402              1999           (provides                                         Investment
                                                  administrative                                    Review, Board
Born in 1934                                      services to boards)                               Effectiveness
                                                  Former Governor of
                                                  Minnesota
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Lynne V. Cheney                    Board member   Distinguished          The Reader's Digest        Joint Audit,
American Enterprise Institute      since 1994     Fellow, AEI            Association Inc.           Contracts
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036

Born in 1941
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Livio D. DeSimone                  Board member   Retired chair of the   Cargill, Incorporated      Joint Audit,
30 Seventh Street                  since 2001     board and chief        (commodity merchants and   Contracts
St. Paul, MN 55101-4901                           executive officer,     processors), Target
                                                  Minnesota Mining and   Corporation (department
Born in 1936                                      Manufacturing (3M)     stores), General Mills,
                                                                         Inc. (consumer foods)
                                                                         and Vulcan Materials
                                                                         Company (construction
                                                                         materials/ chemicals)
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Ira D. Hall                        Board member   Treasurer, Texaco                                 Joint Audit,
Texaco, Inc.                       since 2001     Inc. since 1998.                                  Investment
2000 Westchester Avenue                           Prior to that,                                    Review
White Plains, NY 10650                            director,
                                                  International
Born in 1944                                      Operations IBM Corp.
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Heinz F. Hutter                    Board member   Retired president                                 Board
P.O. Box 2187                      since 1994     and chief operating                               Effectiveness,
Minneapolis, MN 55402                             officer, Cargill,                                 Investment
                                                  Incorporated                                      Review
Born in 1929                                      (commodity merchants
                                                  and processors)
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Anne P. Jones                      Board member   Attorney and           Motorola, Inc.             Joint Audit,
5716 Bent Branch Rd.               since 1985     telecommunications     (electronics).             Board
Bethesda, MD 20816                                consultant                                        Effectiveness

Born in 1935
---------------------------------- -------------- ---------------------- -------------------------- -----------------
William R. Pearce                  Board member   RII Weyerhaeuser                                  Executive,
2050 One Financial Plaza           since 1980     World Timberfund,                                 Investment
Minneapolis, MN 55402                             L.P. (develops                                    Review, Board
                                                  timber resources) -                               Effectiveness
Born in 1927                                      management
                                                  committee; Former
                                                  chair, American
                                                  Express Funds
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Alan K. Simpson                    Board member   Former three-term      Biogen, Inc.               Joint Audit,
1201 Sunshine Ave.                 since 1997     United States          (bio-pharmaceuticals).     Contracts
Cody, WY 82414                                    Senator for Wyoming

Born in 1931
---------------------------------- -------------- ---------------------- -------------------------- -----------------
C. Angus Wurtele                   Board member   Retired chair of the   The Valspar Corporation    Contracts,
Suite 1700                         since 1994     board and chief        (paints), Bemis            Investment
Foshay Tower                                      executive officer,     Corporation (packaging).   Review
Minneapolis, MN 55402                             The Valspar
                                   Corporation
Born in 1934
---------------------------------- -------------- ---------------------- -------------------------- -----------------


Board Members Affiliated with American Express Financial Corporation (AEFC)

---------------------------------- -------------- ---------------------- --------------------------- ----------------
                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
age,                               and length     during past            Other                       Committee
address                            of service     5 years                directorships               memberships
---------------------------------- -------------- ---------------------- --------------------------- ----------------
Peter J. Anderson                  Board member   Senior vice
58600 AXP Financial Center         since 2000,    president -
Minneapolis, MN 55474              vice           investment
                                   president      operations and
Born in 1942                       since 1995     director of AEFC
---------------------------------- -------------- ---------------------- --------------------------- ----------------
David R. Hubers                    Board member   Retired chief          Chronimed Inc.
50643 AXP Financial Center         since 1993     executive officer      (specialty pharmaceutical
Minneapolis, MN 55474                             and director and       distribution), RTW Inc.
                                                  current chair of the   (manages worker's
Born in 1943                                      board of AEFC          compensation programs),
                                                                         Lawson Software, Inc.
                                                                         (technology based
                                                                         business applications)
---------------------------------- -------------- ---------------------- --------------------------- ----------------
John R. Thomas                     Board member   Senior vice                                        Executive,
50652 AXP Financial Center         since 1987,    president -                                        Investment
Minneapolis, MN 55474              president      information and                                    Review
                                   since 1997     technology of AEFC
Born in 1937
---------------------------------- -------------- ---------------------- --------------------------- ----------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr.
Anderson, who is vice president, the Fund's other officers are:

Other Officers

---------------------------------- -------------- ---------------------- -------------------------- -----------------
                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
address,                           and length     during past            Other                      Committee
age                                of service     5 years                directorships              memberships
---------------------------------- -------------- ---------------------- -------------------------- -----------------
John M. Knight                     Treasurer      Vice president -
50005 AXP Financial Center         since 1999     investment
Minneapolis, MN 55474                             accounting of AEFC

Born in 1952
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Leslie L. Ogg                      Vice           President of Board
901 S. Marquette Ave.              president,     Services Corporation
Minneapolis, MN 55402              general
                                   counsel and
Born in 1938                       secretary
                                   since 1978
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Frederick C. Quirsfeld             Vice           Senior vice
53609 AXP Financial Center         president      president - fixed
Minneapolis, MN 55474              since 1998     income and director
                                                  of AEFC
Born in 1947
---------------------------------- -------------- ---------------------- -------------------------- -----------------

COMPENSATION FOR BOARD MEMBERS

During the most recent fiscal year, the independent members of the Fund board, for attending up to 24 meetings, received the following compensation:

                               Compensation Table
                                                                            Total cash compensation from
Board member                                       Aggregate                 American Express Funds and
                                          compensation from the Fund        Preferred Master Trust Group
H. Brewster Atwater, Jr.                           $2,246                          $128,350
Lynne V. Cheney                                     1,425                            80,283
Livio D. DeSimone                                     475                            24,400
Ira D. Hall                                           942                            51,800
Heinz F. Hutter                                     2,096                           117,900
Anne P. Jones                                       2,096                           117,050
William R. Pearce                                   1,975                           109,850
Alan K. Simpson                                     1,875                           101,350
C. Angus Wurtele                                    2,046                           113,950

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

INDEPENDENT AUDITORS

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

                         Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

          o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

          o    Nature of and provisions of the obligation.

          o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         Moody's Long-Term Debt Ratings

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               SHORT-TERM RATINGS

                   Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

         SP-1     Strong   capacity  to  pay  principal  and  interest.   Issues
                  determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3     Speculative capacity to pay principal and interest.

                           Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                 Moody's & S&P's
                         Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

Independent Auditors' Report
THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Equity Value Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2001, and the financial highlights for the each of the years in the five-year period ended March 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Equity Value Fund as of March 31, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP
KPMG LLP
Minneapolis, Minnesota
May 4, 2001



Financial Statements

Statement of assets and liabilities
AXP Equity Value Fund

March 31, 2001

Assets
Investments in securities, at value (Note 1)
   (identified cost $1,920,362,006)                                                         $1,932,419,873
Cash in bank on demand deposit                                                                      24,863
Dividends and accrued interest receivable                                                        2,303,812
Receivable for investment securities sold                                                          824,386
Capital shares receivable                                                                            9,289
                                                                                                     -----
Total assets                                                                                 1,935,582,223
                                                                                             -------------

Liabilities
Payable for investment securities purchased                                                      5,867,851
Accrued investment management services fee                                                          26,148
Accrued distribution fee                                                                            32,825
Accrued service fee                                                                                      5
Accrued transfer agency fee                                                                          9,129
Accrued administrative services fee                                                                  1,775
Other accrued expenses                                                                             109,413
                                                                                                   -------
Total liabilities                                                                                6,047,146
                                                                                                 ---------
Net assets applicable to outstanding capital stock                                          $1,929,535,077
                                                                                            ==============

Represented by
Capital stock -- $.01 par value (Note 1)                                                    $    1,871,608
Additional paid-in capital                                                                   1,773,829,914
Undistributed net investment income                                                                315,288
Accumulated net realized gain (loss)                                                           141,460,741
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                           12,057,526
                                                                                                ----------
Total -- representing net assets applicable to outstanding capital stock                    $1,929,535,077
                                                                                            ==============
Net assets applicable to outstanding shares:              Class A                           $  956,147,384
                                                          Class B                           $  970,165,118
                                                          Class C                           $    1,313,111
                                                          Class Y                           $    1,909,464
Net asset value per share of outstanding capital stock:   Class A shares      92,752,203    $        10.31
                                                          Class B shares      94,095,792    $        10.31
                                                          Class C shares         127,849    $        10.27
                                                          Class Y shares         184,990    $        10.32
                                                                                 -------    --------------
See accompanying notes to financial statements.




Statement of operations
AXP Equity Value Fund

Year ended March 31, 2001

Investment income
Income:
Dividends                                                                                    $  32,585,064
Interest                                                                                         2,882,878
   Less foreign taxes withheld                                                                     (87,951)
                                                                                                   -------
Total income                                                                                    35,379,991
                                                                                                ----------
Expenses (Note 2):
Investment management services fee                                                              10,038,427
Distribution fee
   Class A                                                                                       2,430,131
   Class B                                                                                      11,190,794
   Class C                                                                                           2,355
Transfer agency fee                                                                              2,986,154
Incremental transfer agency fee
   Class A                                                                                         163,625
   Class B                                                                                         280,592
   Class C                                                                                              94
Service fee -- Class Y                                                                               1,309
Administrative services fees and expenses                                                          721,240
Compensation of board members                                                                       13,036
Custodian fees                                                                                     193,620
Printing and postage                                                                               280,224
Registration fees                                                                                   41,296
Audit fees                                                                                          23,000
Other                                                                                               13,429
                                                                                                    ------
Total expenses                                                                                  28,379,326
   Earnings credits on cash balances (Note 2)                                                     (225,659)
                                                                                                  --------
Total net expenses                                                                              28,153,667
                                                                                                ----------
Investment income (loss) -- net                                                                  7,226,324
                                                                                                 ---------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                              171,596,361
   Foreign currency transactions                                                                    83,878
                                                                                                    ------
Net realized gain (loss) on investments                                                        171,680,239
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                         (247,820,477)
                                                                                              ------------
Net gain (loss) on investments and foreign currencies                                          (76,140,238)
                                                                                               -----------
Net increase (decrease) in net assets resulting from operations                              $ (68,913,914)
                                                                                             =============
See accompanying notes to financial statements.




Statements of changes in net assets
AXP Equity Value Fund
Year ended March 31,                                                           2001               2000

Operations and distributions
Investment income (loss) -- net                                          $   7,226,324      $   10,747,990
Net realized gain (loss) on investments                                    171,680,239         149,017,542
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies     (247,820,477)         (7,900,655)
                                                                          ------------          ----------
Net increase (decrease) in net assets resulting from operations            (68,913,914)        151,864,877
                                                                           -----------         -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                (8,023,339)         (7,352,892)
     Class B                                                                  (322,971)         (2,006,647)
     Class C                                                                    (2,735)                 --
     Class Y                                                                   (14,024)            (10,040)
   Net realized gain
     Class A                                                               (21,809,231)        (88,441,283)
     Class B                                                               (22,320,668)       (130,770,861)
     Class C                                                                    (7,217)                 --
     Class Y                                                                   (30,323)            (91,455)
                                                                               -------             -------
Total distributions                                                        (52,530,508)       (228,673,178)
                                                                           -----------        ------------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                 282,945,321         237,018,566
   Class B shares                                                           87,132,804         129,732,029
   Class C shares                                                            1,379,045                  --
   Class Y shares                                                            3,327,832           1,928,468
Reinvestment of distributions at net asset value
   Class A shares                                                           29,259,812          92,999,500
   Class B shares                                                           22,420,653         131,415,985
   Class C shares                                                                9,951                  --
   Class Y shares                                                               44,348             101,495
Payments for redemptions
   Class A shares                                                         (261,398,095)       (237,597,022)
   Class B shares (Note 2)                                                (488,392,147)       (470,361,360)
   Class C shares (Note 2)                                                     (20,011)                 --
   Class Y shares                                                           (2,339,208)         (1,986,622)
                                                                            ----------          ----------
Increase (decrease) in net assets from capital share transactions         (325,629,695)       (116,748,961)
                                                                          ------------        ------------
Total increase (decrease) in net assets                                   (447,074,117)       (193,557,262)
Net assets at beginning of year                                          2,376,609,194       2,570,166,456
                                                                         -------------       -------------
Net assets at end of year                                               $1,929,535,077      $2,376,609,194
                                                                        ==============      ==============
Undistributed net investment income                                     $      315,288      $    1,495,909
                                                                        --------------      --------------

See accompanying notes to financial statements.


Notes to Financial Statements
AXP Equity Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests in equity securities that provide income, offer the opportunity for long-term capital appreciation, or both.

Class C shares were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 190 shares of capital stock at $10.54 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o Class A shares, are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $43,876 and accumulated net realized gain has been increased by $43,876.

Dividends to shareholders
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.4% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Equity Value Fund to the Lipper Large-Cap Value Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $350,639 for the year ended March 31, 2001.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $995,535 for Class A, $598,322 for Class B for the year ended March 31, 2001 and $2 for Class C for the period ended March 31, 2001.

During the year ended March 31, 2001, the Fund's custodian and transfer agency fees were reduced by $225,659 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,000,144,579 and $2,274,399,408, respectively, for the year ended March 31, 2001. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $10,116 for the year ended March 31, 2001.

Income from securities lending amounted to $128,367 for the year ended March 31, 2001. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                         Year ended March 31, 2001
                               Class A       Class B   Class C*     Class Y
Sold                        26,384,678     8,133,866    128,670     307,942
Issued for
   reinvested distributions  2,883,619     2,229,760        984       4,361
Redeemed                   (24,314,631)  (45,527,560)    (1,805)   (219,066)
                           -----------   -----------     ------    --------
Net increase (decrease)      4,953,666   (35,163,934)   127,849      93,237
                             ---------   -----------    -------      ------

* Inception date was June 26, 2000.

                                         Year ended March 31, 2000
                               Class A       Class B    Class C     Class Y
Sold                        20,279,203    11,360,082        N/A     172,598
Issued for
   reinvested distributions  8,671,128    12,276,089        N/A       9,439
Redeemed                   (21,218,563)  (41,190,787)       N/A    (178,621)
                           -----------   -----------       ----    --------
Net increase (decrease)      7,731,768   (17,554,616)       N/A       3,416
                             ---------   -----------       ----       -----


5. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended March 31, 2001.

6. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.



7. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended March 31,                              2001         2000         1999         1998          1997

Net asset value, beginning of period                     $10.95       $11.32       $12.85       $11.62        $11.06

Income from investment operations:

Net investment income (loss)                                .08          .10          .17          .32           .29

Net gains (losses) (both realized and unrealized)          (.39)         .65         (.08)        3.30          1.70

Total from investment operations                           (.31)         .75          .09         3.62          1.99

Less distributions:

Dividends from net investment income                       (.09)        (.09)        (.17)        (.30)         (.31)

Distributions from realized gains                          (.24)       (1.03)       (1.45)       (2.09)        (1.12)

Total distributions                                        (.33)       (1.12)       (1.62)       (2.39)        (1.43)

Net asset value, end of period                           $10.31       $10.95       $11.32       $12.85        $11.62

Ratios/supplemental data

Net assets, end of period (in millions)                    $956         $961         $906         $835          $426

Ratio of expenses to average daily net assets(b)           .95%         .92%         .87%         .85%          .89%

Ratio of net investment income
   (loss) to average daily net assets                      .75%         .88%        1.39%        2.43%         2.60%

Portfolio turnover rate
   (excluding short-term securities)                        97%          59%         106%          95%           60%

Total return(c)                                          (2.76%)       6.87%        1.31%       33.62%        18.45%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of a sales charge.




Class B

Per share income and capital changes(a)

Fiscal period ended March 31,                              2001         2000         1999         1998          1997

Net asset value, beginning of period                     $10.94       $11.33       $12.85       $11.63        $11.07

Income from investment operations:

Net investment income (loss)                                 --          .02          .07          .21           .21

Net gains (losses) (both realized and unrealized)          (.39)         .63         (.06)        3.30          1.69

Total from investment operations                           (.39)         .65          .01         3.51          1.90

Less distributions:

Dividends from net investment income                         --         (.01)        (.08)        (.20)         (.22)

Distributions from realized gains                          (.24)       (1.03)       (1.45)       (2.09)        (1.12)

Total distributions                                        (.24)       (1.04)       (1.53)       (2.29)        (1.34)

Net asset value, end of period                           $10.31       $10.94       $11.33       $12.85        $11.63

Ratios/supplemental data

Net assets, end of period (in millions)                    $970       $1,414       $1,663       $1,922        $1,509

Ratio of expenses to average daily net assets(b)          1.70%        1.67%        1.62%        1.61%         1.64%

Ratio of net investment income
   (loss) to average daily net assets                     (.01%)        .13%         .65%        1.69%         1.83%

Portfolio turnover rate
   (excluding short-term securities)                        97%          59%         106%          95%           60%

Total return(c)                                          (3.47%)       6.03%         .54%       32.61%        17.55%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of a sales charge.




Class C

Per share income and capital changes(a)

Fiscal period ended March 31,                              2001(b)

Net asset value, beginning of period                     $10.37

Income from investment operations:

Net investment income (loss)                                 --

Net gains (losses) (both realized and unrealized)           .18

Total from investment operations                            .18

Less distributions:

Dividends from net investment income                       (.04)

Distributions from realized gains                          (.24)

Total distributions                                        (.28)

Net asset value, end of period                           $10.27

Ratios/supplemental data

Net assets, end of period (in millions)                      $1

Ratio of expenses to average daily net assets(c)          1.70%(d)

Ratio of net investment income
   (loss) to average daily net assets                      .07%(d)

Portfolio turnover rate
   (excluding short-term securities)                        97%

Total return(e)                                           1.82%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.




Class Y

Per share income and capital changes(a)

Fiscal period ended March 31,                              2001         2000         1999         1998          1997

Net asset value, beginning of period                     $10.96       $11.34       $12.87       $11.64        $11.07

Income from investment operations:

Net investment income (loss)                                .09          .12          .18          .34           .32

Net gains (losses) (both realized and unrealized)          (.39)         .63         (.08)        3.29          1.70

Total from investment operations                           (.30)         .75          .10         3.63          2.02

Less distributions:

Dividends from net investment income                       (.10)        (.10)        (.18)        (.31)         (.33)

Distributions from realized gains                          (.24)       (1.03)       (1.45)       (2.09)        (1.12)

Total distributions                                        (.34)       (1.13)       (1.63)       (2.40)        (1.45)

Net asset value, end of period                           $10.32       $10.96       $11.34       $12.87        $11.64

Ratios/supplemental data

Net assets, end of period (in millions)                      $2           $1           $1           $1           $--

Ratio of expenses to average daily net assets(b)           .79%         .77%         .78%         .76%          .71%

Ratio of net investment income
   (loss) to average daily net assets                      .94%        1.02%        1.49%        2.10%         2.78%

Portfolio turnover rate
   (excluding short-term securities)                        97%          59%         106%          95%           60%

Total return(c)                                          (2.62%)       6.91%        1.40%       33.76%        18.67%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of a sales charge.

Investments in Securities
AXP Equity Value Fund
March 31, 2001

(Percentages represent value of investments compared to net assets)

Common stocks (98.9%)
Issuer                                Shares                   Value(a)

Airlines (1.5%)
AMR                                  815,000(b)             $28,622,800

Automotive & related (4.8%)
Delphi Automotive Systems          1,756,600                 24,891,022
Ford Motor                         1,050,000                 29,526,000
General Motors                       441,000                 22,865,850
TRW                                  457,800                 15,565,200
Total                                                        92,848,072

Banks and savings & loans (4.2%)
First Union                          485,000                 16,005,000
FleetBoston Financial                680,000                 25,670,000
J.P. Morgan Chase                    375,000                 16,837,500
Washington Mutual                    395,000                 21,626,250
Total                                                        80,138,750

Beverages & tobacco (3.1%)
Diageo ADR                           530,000(c)              21,438,500
Philip Morris                        825,000                 39,146,250
Total                                                        60,584,750

Building materials & construction (0.9%)
Martin Marietta Materials            400,000                 17,080,000

Chemicals (2.9%)
Air Products & Chemicals             630,500                 24,211,200
Dow Chemical                         580,000                 18,310,600
PPG Inds                             305,000                 14,057,450
Total                                                        56,579,250

Computer software & services (0.7%)
Computer Associates Intl             517,500                 14,076,000

Computers & office equipment (10.1%)
Cisco Systems                        800,000(b)              12,650,000
Compaq Computer                    1,926,250                 35,057,749
Computer Sciences                    373,750(b)              12,090,813
Dell Computer                      1,224,750(b)              31,460,765
Electronic Data Systems              234,000                 13,071,240
EMC                                  419,750(b)              12,340,650
First Data                           333,500                 19,913,285
Hewlett-Packard                      799,250                 24,992,548
Intl Business Machines               155,250                 14,931,945
Solectron                            960,250(b)              18,254,353
Total                                                       194,763,348

Electronics (1.2%)
Natl Semiconductor                   845,250(b)              22,610,438

Energy (5.7%)
BP Amoco ADR                         385,000(c)              19,103,700
Chevron                              555,000                 48,729,000
Conoco Cl B                          900,000                 25,425,000
Tosco                                380,000                 16,248,800
Total                                                       109,506,500

Energy equipment & services (0.7%)
Pioneer Natural Resources            810,500(b)              12,724,850

Financial services (7.7%)
Citigroup                            495,000                 22,265,100
Lehman Brothers Holdings           1,204,400                 75,515,880
Morgan Stanley, Dean Witter,
   Discover & Co                     679,200                 36,337,200
Providian Financial                  305,000                 14,960,250
Total                                                       149,078,430

Furniture & appliances (1.2%)
Whirlpool                            445,000                 22,245,550

Health care (2.3%)
Boston Scientific                  1,265,000(b)              25,527,700
Watson Pharmaceuticals               371,000(b)              19,514,600
Total                                                        45,042,300

Health care services (3.0%)
Aetna                                990,000(b)              35,560,800
HCA-The Healthcare                   575,000                 23,155,250
Total                                                        58,716,050

Household products (1.2%)
Newell Rubbermaid                    900,000                 23,850,000

Industrial equipment & services (5.7%)
Caterpillar                          680,000                 30,178,400
Illinois Tool Works                  420,000                 23,872,800
Ingersoll-Rand                       815,000                 32,363,650
Parker-Hannifin                      590,000                 23,434,800
Total                                                       109,849,650

Insurance (11.1%)
Aon                                  905,000                 32,127,500
CIGNA                                325,000                 34,892,000
Lincoln Natl                         455,000                 19,323,850
Loews                              1,660,000                 98,620,600
SAFECO                             1,010,000                 28,469,375
Total                                                       213,433,325

Leisure time & entertainment (1.1%)
Mattel                             1,205,000                 21,376,700

Media (2.1%)
Donnelley (RR) & Sons                480,300                 12,593,466
Gannett                              240,000                 14,332,800
Knight-Ridder                        270,000                 14,501,700
Total                                                        41,427,966

Metals (3.2%)
Alcoa                              1,195,000                 42,960,250
Nucor                                490,000                 19,634,300
Total                                                        62,594,550

Miscellaneous (1.0%)
Stilwell Financial                   715,000                 19,176,300

Multi-industry conglomerates (2.7%)
Eastman Kodak                        510,000                 20,343,900
Hanson ADR                           815,000(c)              23,472,000
Tyco Intl                            200,000(c)               8,646,000
Total                                                        52,461,900

Paper & packaging (1.3%)
Intl Paper                           675,000                 24,354,000

Real estate investment trust (2.6%)
Crescent Real Estate Equities        875,000                 19,862,500
Equity Residential
   Properties Trust                  222,700                 11,587,081
Vornado Realty Trust                 540,000                 19,348,200
Total                                                        50,797,781

Retail (5.8%)
Albertson's                        1,345,000                 42,797,900
Federated Dept Stores                395,000(b)              16,412,250
Kroger                             1,005,000(b)              25,918,950
May Department Stores                375,000                 13,305,000
Sears, Roebuck                       360,000                 12,697,200
Total                                                       111,131,300

Transportation (1.0%)
Burlington Northern Santa Fe         625,000                 18,987,500

Utilities -- electric (0.5%)
Dominion Resources                   162,500                 10,476,375

Utilities -- telephone (9.5%)
AT&T                               1,635,000                 34,825,500
AT&T - Liberty
   Media Group Cl A                  870,000(b)              12,180,000
BellSouth                            892,400                 36,517,008
SBC Communications                   669,860                 29,895,852
Sprint (FON Group)                   860,000                 18,911,400
Verizon Communications               730,000                 35,989,000
WorldCom                             800,000(b)              14,950,000
Total                                                       183,268,760

Total common stocks
(Cost: $1,894,799,419)                                   $1,907,803,195

Preferred stock (0.4%)
Issuer                                Shares                   Value(a)

Cox Communications
   7.00% Cm Cv PRIDES                127,800(e)              $7,636,050

Total preferred stock
(Cost: $8,576,248)                                           $7,636,050

Short-term securities (0.9%)
Issuer                 Annualized              Amount          Value(a)
   yield on date       payable at
   of purchase           maturity

U.S. government agencies (0.8%)
Federal Home Loan Bank Disc Nt
   06-22-01                 4.63%          $1,000,000          $988,450
Federal Home Loan Mtge Corp Disc Nts
   05-08-01                 4.96            1,400,000         1,392,523
   07-06-01                 4.64            3,100,000         3,059,493
Federal Natl Mtge Assn Disc Nts
   04-16-01                 5.30            2,400,000         2,393,857
   05-18-01                 4.71            3,400,000         3,378,342
   06-07-01                 4.90            2,500,000         2,476,281
   06-07-01                 4.92              500,000           495,256
Total                                                        14,184,202

Commercial paper (0.1%)
BellSouth
   04-11-01                   5.34            600,000(d)        598,934
Natl Rural Utilities
   04-02-01                   5.05          1,500,000         1,499,369
Toyota Motor Credit
   04-18-01                   5.09            700,000(d)        698,123
Total                                                         2,796,426

Total short-term securities
(Cost: $16,986,339)                                         $16,980,628

Total investments in securities
(Cost: $1,920,362,006)(f)                                $1,932,419,873

See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2001, the value of foreign securities represented 3.77% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) PRIDES (Preferred Redeemable Increased Dividend Equity Securities) are structured as convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.

(f) At March 31, 2001, the cost of securities for federal income tax purposes was $1,920,947,898 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                              $ 145,023,388
     Unrealized depreciation                               (133,551,413)
                                                           ------------
     Net unrealized appreciation                          $  11,471,975
                                                          -------------

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Focus 20 Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2001, and the related statements of operations, changes in net assets and the financial highlights for the period from June 26, 2000 (when shares became publicly available) to March 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Focus 20 Fund as of March 31, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG
KPMG LLP
Minneapolis, Minnesota
May 4, 2001


Financial Statements

Statement of assets and liabilities
AXP Focus 20 Fund

March 31, 2001

Assets
Investments in securities, at value (Note 1)
     (identified cost $126,744,918)                                                                             $ 83,348,069
Cash in bank on demand deposit                                                                                       260,595
Expense receivable from AEFC                                                                                           1,799
Accrued interest and dividend receivable                                                                              34,825
Receivable for investment securities sold                                                                            785,828
                                                                                                                     -------
Total assets                                                                                                      84,431,116
                                                                                                                  ----------

Liabilities
Payable for investment securities purchased                                                                        2,376,560
Accrued investment management services fee                                                                             1,477
Accrued distribution fee                                                                                               1,165
Accrued transfer agency fee                                                                                              383
Accrued administrative services fee                                                                                      136
Other accrued expenses                                                                                                87,653
                                                                                                                      ------
Total liabilities                                                                                                  2,467,374
                                                                                                                   ---------
Net assets applicable to outstanding capital stock                                                              $ 81,963,742
                                                                                                                ============

Represented by
Capital stock -- $.01 par value (Note 1)                                                                        $    349,523
Additional paid-in capital                                                                                       154,597,104
Accumulated net realized gain (loss) (Note 8)                                                                    (29,586,036)
Unrealized appreciation (depreciation) on investments and on
     translation of assets and liabilities in foreign currencies                                                 (43,396,849)
                                                                                                                 -----------
Total -- representing net assets applicable to outstanding capital stock                                        $ 81,963,742
                                                                                                                ============
Net assets applicable to outstanding shares:                           Class A                                  $ 53,333,555
                                                                       Class B                                  $ 27,104,745
                                                                       Class C                                  $  1,504,841
                                                                       Class Y                                  $     20,601
Net asset value per share of outstanding capital stock:
                                                                       Class A shares          22,719,524       $       2.35
                                                                       Class B shares          11,579,706       $       2.34
                                                                       Class C shares             644,327       $       2.34
                                                                       Class Y shares               8,760       $       2.35
                                                                                                    -----       ------------

See accompanying notes to financial statements.



Statement of operations
AXP Focus 20 Fund

For the period from June 26, 2000* to March 31, 2001

Investment income
Income:
Dividends                                                                                                       $    125,009
Interest                                                                                                             337,785
     Less foreign taxes withheld                                                                                        (155)
                                                                                                                        ----
Total income                                                                                                         462,639
                                                                                                                     -------
Expenses (Note 2):
Investment management services fee                                                                                   350,087
Distribution fee
     Class A                                                                                                          89,782
     Class B                                                                                                         190,526
     Class C                                                                                                          10,312
Transfer agency fee                                                                                                  135,328
Incremental transfer agency fee
     Class A                                                                                                           9,665
     Class B                                                                                                           8,748
     Class C                                                                                                             523
Service fee -- Class Y                                                                                                    20
Administrative services fees and expenses                                                                             33,962
Compensation of board members                                                                                          3,400
Custodian fees                                                                                                        36,175
Printing and postage                                                                                                  32,387
Registration fees                                                                                                    128,252
Audit fees                                                                                                            13,000
Other                                                                                                                    930
                                                                                                                         ---
Total expenses                                                                                                     1,043,097
     Expenses reimbursed by AEFC (Note 2)                                                                           (157,324)
                                                                                                                    --------
                                                                                                                     885,773
     Earnings credits on cash balances (Note 2)                                                                       (1,934)
                                                                                                                      ------
Total net expenses                                                                                                   883,839
                                                                                                                     -------
Investment income (loss) -- net                                                                                     (421,200)
                                                                                                                    --------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                                              (29,594,281)
     Options contracts written (Note 5)                                                                                8,245
                                                                                                                       -----
Net realized gain (loss) on investments                                                                          (29,586,036)
Net change in unrealized appreciation (depreciation) on investments and on
     translation of assets and liabilities in foreign currencies                                                 (43,384,360)
                                                                                                                 -----------
Net gain (loss) on investments and foreign currencies                                                            (72,970,396)
                                                                                                                 -----------
Net increase (decrease) in net assets resulting from operations                                                 $(73,391,596)
                                                                                                                ============

* When shares became publicly available.

See accompanying notes to financial statements.



Statement of changes in net assets
AXP Focus 20 Fund

For the period from June 26, 2000* to March 31, 2001

Operations
Investment income (loss) -- net                                                                                 $   (421,200)
Net realized gain (loss) on investments                                                                          (29,586,036)
Net change in unrealized appreciation (depreciation) on investments and on
     translation of assets and liabilities in foreign currencies                                                 (43,384,360)
                                                                                                                 -----------
Net increase (decrease) in net assets resulting from operations                                                  (73,391,596)
                                                                                                                 -----------

Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                                                     112,703,226
     Class B shares                                                                                               55,737,468
     Class C shares                                                                                                3,081,000
     Class Y shares                                                                                                   46,243
Payments for redemptions
     Class A shares                                                                                              (15,452,997)
     Class B shares (Note 2)                                                                                      (3,533,185)
     Class C shares (Note 2)                                                                                        (213,520)
     Class Y shares                                                                                                   (3,317)
                                                                                                                      ------
Increase (decrease) in net assets from capital share transactions                                                152,364,918
                                                                                                                 -----------
Total increase (decrease) in net assets                                                                           78,973,322
Net assets at beginning of period**                                                                                2,990,420
                                                                                                                   ---------
Net assets at end of period                                                                                     $ 81,963,742
                                                                                                                ============

 * When shares became publicly available.

** Initial capital of $3,000,000 was contributed on June 21, 2000. The Fund had a decrease in net assets resulting from operations of $9,580 during the period from June 21, 2000 to June 26, 2000 (when shares became publicly available).

See accompanying notes to financial statements.


Notes to Financial Statements
AXP Focus 20 Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of medium and large size companies. On June 21, 2000, American Express Financial Corporation (AEFC) invested $3,000,000 in the Fund which represented 598,200 shares for Class A, 600 shares for Class B, 600 shares for Class C and 600 shares for Class Y, respectively, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on June 26, 2000.

The Fund offers Class A, Class B, Class C and Class Y shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $418,291 resulting in a net reclassification adjustment to decrease paid-in capital by $418,291.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.65% to 0.50% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Focus 20 Fund to the Lipper Large-Cap Growth Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The adjustment decreased the fee by $14,019 for the period ended March 31, 2001.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.03% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o Class A $19.00
o Class B $20.00
o Class C $19.50
o Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $796,579 for Class A, $13,877 for Class B and $187 for Class C for the period ended March 31, 2001.

AEFC and American Express Financial Advisors Inc. agreed to waive certain fees and to absorb certain expenses until March 31, 2002. Under this agreement, total expenses will not exceed 1.32% for Class A, 2.08% for Class B, 2.08% for Class C and 1.16% for Class Y. In addition, for the period ended March 31, 2001, AEFC and American Express Financial Advisors Inc. further voluntarily agreed to waive certain fees and reimburse expenses to 1.30% for Class A shares, 2.07% for Class B shares, 2.07% for Class C shares and 1.11% for Class Y shares.

During the period ended March 31, 2001, the Fund's custodian and transfer agency fees were reduced by $1,934 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $180,993,107 and $36,661,357, respectively, for the period ended March 31, 2001. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $450 for the period ended March 31, 2001.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the period indicated are as follows:

                                      June 26, 2000* to March 31, 2001
                             Class A        Class B        Class C      Class Y
Sold                       26,249,800     12,672,738       709,171        8,844
Issued for reinvested
  distributions                    --             --            --           --
Redeemed                   (4,128,476)    (1,093,632)      (65,444)        (684)
                           ----------     ----------       -------         ----
Net increase (decrease)    22,121,324     11,579,106       643,727        8,160
                           ----------     ----------       -------        -----

* When shares became publicly available.

5. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written are as follows:

                                       Period ended March 31, 2001
                                     Puts                        Calls
                           Contracts      Premium     Contracts         Premium
Balance June 26, 2000*            --     $     --         --         $      --
Opened                           400       84,837        500           142,245
Closed                            --           --       (500)         (142,245)
Exercised                       (400)     (84,837)        --                --
Expired                           --           --         --                --
                                  --           --         --                --
Balance March 31, 2001            --     $     --         --         $      --
                                  --     --------         --         ---------

* When shares became publicly available.

See "Summary of significant accounting policies."

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the period ended March 31, 2001.

7. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

8. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $29,399,616 as of March 31, 2001, that will expire in 2009 and 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended March 31,                                        2001(b)

Net asset value, beginning of period                                 $ 4.98

Income from investment operations:

Net investment income (loss)                                           (.01)

Net gains (losses) (both realized and unrealized)                     (2.62)

Total from investment operations                                      (2.63)

Net asset value, end of period                                       $ 2.35

Ratios/supplemental data

Net assets, end of period (in millions)                                 $53

Ratio of expenses to average daily net assets(c)                      1.30%(d,e)

Ratio of net investment income (loss) to average daily net assets     (.47%)(d)

Portfolio turnover rate (excluding short-term securities)               54%

Total return(f)                                                     (52.81%)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 26, 2000 (when shares became publicly available) to March 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 1.59% for the period ended
    March 31, 2001.
(f) Total return does not reflect payment of a sales charge.


Class B

Per share income and capital changes(a)

Fiscal period ended March 31,                                        2001(b)

Net asset value, beginning of period                                 $ 4.99

Income from investment operations:

Net investment income (loss)                                           (.03)

Net gains (losses) (both realized and unrealized)                     (2.62)

Total from investment operations                                      (2.65)

Net asset value, end of period                                       $ 2.34

Ratios/supplemental data

Net assets, end of period (in millions)                                 $27

Ratio of expenses to average daily net assets(c)                      2.07%(d,e)

Ratio of net investment income (loss) to average daily net assets    (1.25%)(d)

Portfolio turnover rate (excluding short-term securities)               54%

Total return(f)                                                     (53.11%)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 26, 2000 (when shares became publicly available) to March 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 2.35% for the period ended
    March 31, 2001.
(f) Total return does not reflect payment of a sales charge.

Class C

Per share income and capital changes(a)

Fiscal period ended March 31,                                        2001(b)

Net asset value, beginning of period                                 $ 4.98

Income from investment operations:

Net investment income (loss)                                           (.02)

Net gains (losses) (both realized and unrealized)                     (2.62)

Total from investment operations                                      (2.64)

Net asset value, end of period                                       $ 2.34

Ratios/supplemental data

Net assets, end of period (in millions)                                  $2

Ratio of expenses to average daily net assets(c)                      2.07%(d,e)

Ratio of net investment income (loss) to average daily net assets    (1.25%)(d)

Portfolio turnover rate (excluding short-term securities)               54%

Total return(f)                                                     (53.01%)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 26, 2000 (when shares became publicly available) to March 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 2.35% for the period ended
    March 31, 2001.
(f) Total return does not reflect payment of a sales charge.


Class Y

Per share income and capital changes(a)

Fiscal period ended March 31,                                        2001(b)

Net asset value, beginning of period                                 $ 4.98

Income from investment operations:

Net investment income (loss)                                           (.01)

Net gains (losses) (both realized and unrealized)                     (2.62)

Total from investment operations                                      (2.63)

Net asset value, end of period                                       $ 2.35

Ratios/supplemental data

Net assets, end of period (in millions)                                 $--

Ratio of expenses to average daily net assets(c)                      1.11%(d,e)

Ratio of net investment income (loss) to average daily net assets     (.34%)(d)

Portfolio turnover rate (excluding short-term securities)               54%

Total return(f)                                                     (52.81%)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 26, 2000 (when shares became publicly available) to March 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 1.36% for the period ended
    March 31, 2001.
(f) Total return does not reflect payment of a sales charge.

Investments in Securities

AXP Focus 20 Fund
March 31, 2001

(Percentages represent value of investments compared to net assets)

Common stocks (90.3%)
Issuer                                                  Shares          Value(a)

Banks and savings & loans (5.2%)
Fifth Third Bancorp                                     70,000        $3,740,625
Washington Mutual                                       10,000           547,500
Total                                                                  4,288,125

Communications equipment & services (4.4%)
Brocade Communications Systems                          90,000(b)      1,880,100
CIENA                                                   10,000(b)        416,250
Finisar                                                 80,000(b)        767,500
JDS Uniphase                                            30,000(b)        553,125
Total                                                                  3,616,975

Computer software & services (5.3%)
Microsoft                                               20,000(b)      1,093,750
VERITAS Software                                        70,000(b)      3,236,800
Total                                                                  4,330,550

Computers & office equipment (14.4%)
AOL Time Warner                                         40,000(b)      1,606,000
BEA Systems                                             40,000(b)      1,175,000
Cisco Systems                                          200,000(b)      3,162,500
EMC                                                    110,000(b)      3,234,000
Redback Networks                                        30,000(b)        392,400
Sanmina                                                115,000(b)      2,249,688
Total                                                                 11,819,588

Electronics (6.8%)
Applied Materials                                       10,000(b)        435,000
Applied Micro Circuits                                  25,000(b)        412,500
Jabil Circuit                                          100,000(b)      2,162,000
Maxim Integrated Products                               50,000(b)      2,079,500
Texas Instruments                                       15,000           464,700
Total                                                                  5,553,700

Financial services (7.1%)
Citigroup                                              110,000         4,947,800
Schwab (Charles)                                        55,000           848,100
Total                                                                  5,795,900

Health care (23.0%)
Amgen                                                   40,000(b)      2,407,500
Genentech                                               30,000(b)      1,515,000
Guidant                                                 90,000(b)      4,049,100
Invitrogen                                              40,000(b)      2,194,000
Medtronic                                              110,000         5,031,399
Pfizer                                                  90,000         3,685,500
Total                                                                 18,882,499

Insurance (6.2%)
ACE                                                     50,000(c)      1,838,000
American Intl Group                                     40,000         3,220,000
Total                                                                  5,058,000

Multi-industry conglomerates (13.0%)
General Electric                                       120,000         5,023,200
Tyco Intl                                              130,000(c)      5,619,900
Total                                                                 10,643,100

Retail (1.6%)
Best Buy                                                20,000(b)        719,200
Kohl's                                                  10,000(b)        616,900
Total                                                                  1,336,100

Utilities -- gas (3.3%)
Dynegy Cl A                                             30,000         1,530,300
Enron                                                   20,000         1,162,000
Total                                                                  2,692,300

Total common stocks
(Cost: $117,409,857)                                                 $74,016,837

Short-term securities (11.4%)
Issuer                                 Annualized        Amount     Value(a)
                                      yield on date    payable at
                                       of purchase      maturity
U.S. government agencies
Federal Home Loan Bank Disc Nt
     04-06-01                             5.26%       $700,000          $699,285
Federal Home Loan Mtge Corp Disc Nts
     05-22-01                             4.71       1,400,000         1,390,354
     06-21-01                             4.68         200,000           197,718
     06-28-01                             4.63       2,500,000         2,470,000
Federal Natl Mtge Assn Disc Nts
     04-09-01                             5.26       2,300,000         2,296,646
     04-27-01                             5.16         200,000           199,174
     06-14-01                             4.78       1,500,000         1,484,325
     06-14-01                             4.80         600,000           593,730

Total short-term securities
(Cost: $9,335,061)                                                    $9,331,232

Total investments in securities
(Cost: $126,744,918)(d)                                              $83,348,069

See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2001, the value of foreign securities represented 9.10% of net assets.

(d) At March 31, 2001,  the cost of securities  for federal  income tax purposes
    was $126,931,338 and  the  aggregate  gross   unrealized   appreciation  and
    depreciation based on that cost was:

    Unrealized appreciation                                        $    308,812
    Unrealized depreciation                                         (43,892,081)
                                                                    -----------
    Net unrealized depreciation                                    $(43,583,269)
                                                                   ------------

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Small Cap Advantage Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2001, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended March 31, 2001, and for the period from May 4, 1999 (commencement of operations) to March 31, 2000. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Small Cap Advantage Fund as of March 31, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP
KPMG LLP
Minneapolis, Minnesota
May 4, 2001


Financial Statements

Statement of assets and liabilities
AXP Small Cap Advantage Fund

March 31, 2001

Assets
Investments in securities, at value (Note 1)
   (identified cost $566,008,991)                                                                      $538,858,089
Cash in bank on demand deposit                                                                            1,643,911
Expense receivable from AEFC                                                                                  1,154
Capital shares receivable                                                                                     6,752
Dividends and accrued interest receivable                                                                   364,026
Receivable for investment securities sold                                                                 6,827,520
U.S. government securities held as collateral (Note 5)                                                      660,151
                                                                                                            -------
Total assets                                                                                            548,361,603
                                                                                                        -----------

Liabilities
Payable for investment securities purchased                                                               5,315,028
Payable upon return of securities loaned (Note 5)                                                         3,641,151
Accrued investment management services fee                                                                   10,584
Accrued distribution fee                                                                                      7,431
Accrued transfer agency fee                                                                                   2,395
Accrued administrative services fee                                                                             832
Other accrued expenses                                                                                      177,730
                                                                                                            -------
Total liabilities                                                                                         9,155,151
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $539,206,452
                                                                                                       ------------

Represented by
Capital stock -- $.01 par value (Note 1)                                                               $  1,131,562
Additional paid-in capital                                                                              622,290,207
Undistributed net investment income                                                                          16,484
Accumulated net realized gain (loss) (Note 8)                                                           (57,080,899)
Unrealized appreciation (depreciation) on investments                                                   (27,150,902)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                               $539,206,452
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $352,417,821
                                                            Class B                                    $184,343,413
                                                            Class C                                    $  2,310,146
                                                            Class Y                                    $    135,072
Net asset value per share of outstanding capital stock:     Class A shares         73,575,201          $       4.79
                                                            Class B shares         39,063,502          $       4.72
                                                            Class C shares            489,391          $       4.72
                                                            Class Y shares             28,107          $       4.81
                                                                                       ------          ------------
See accompanying notes to financial statements.



Statement of operations
AXP Small Cap Advantage Fund

Year ended March 31, 2001

Investment income
Income:
Dividends                                                                                             $   3,756,115
Interest                                                                                                  2,255,740
   Less foreign taxes withheld                                                                                 (730)
                                                                                                               ----
Total income                                                                                              6,011,125
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        3,592,066
Distribution fee
   Class A                                                                                                  873,064
   Class B                                                                                                1,792,220
   Class C                                                                                                    9,019
Transfer agency fee                                                                                       1,024,984
Incremental transfer agency fee
   Class A                                                                                                   77,259
   Class B                                                                                                   64,480
   Class C                                                                                                      422
Service fee -- Class Y                                                                                           39
Administrative services fees and expenses                                                                   306,204
Compensation of board members                                                                                 7,777
Custodian fees                                                                                               24,384
Printing and postage                                                                                        145,257
Registration fees                                                                                            80,423
Audit fees                                                                                                   15,500
Other                                                                                                        13,580
                                                                                                             ------
Total expenses                                                                                            8,026,678
   Expenses reimbursed by AEFC (Note 2)                                                                     (11,454)
                                                                                                            -------
                                                                                                          8,015,224
   Earnings credits on cash balances (Note 2)                                                               (23,538)
                                                                                                            -------
Total net expenses                                                                                        7,991,686
Investment income (loss) -- net                                                                          (1,980,561)
                                                                                                         ----------

Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       (55,127,347)
   Futures contracts                                                                                       (418,521)
                                                                                                           --------
Net realized gain (loss) on investments                                                                 (55,545,868)
Net change in unrealized appreciation (depreciation) on investments                                     (43,025,755)
                                                                                                        -----------
Net gain (loss) on investments                                                                          (98,571,623)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                       $(100,552,184)
                                                                                                      =============
See accompanying notes to financial statements.



Statements of changes in net assets
AXP Small Cap Advantage Fund

                                                                               March 31, 2001        March 31, 2000
                                                                                 Year ended           Period ended*

Operations and distributions
Investment income (loss) -- net                                                 $  (1,980,561)         $ (1,233,437)
Net realized gain (loss) on investments                                           (55,545,868)           30,074,545
Net change in unrealized appreciation (depreciation) on investments               (43,025,755)           15,874,853
                                                                                  -----------            ----------
Net increase (decrease) in net assets resulting from operations                  (100,552,184)           44,715,961
                                                                                 ------------            ----------
Distributions to shareholders from:
   Net realized gain
     Class A                                                                      (19,149,723)             (849,641)
     Class B                                                                      (10,112,630)             (410,527)
     Class C                                                                          (78,075)                   --
     Class Y                                                                             (118)                  (11)
                                                                                         ----                   ---
Total distributions                                                               (29,340,546)           (1,260,179)
                                                                                  -----------            ----------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        188,406,169           270,164,984
   Class B shares                                                                 102,656,751           130,609,381
   Class C shares                                                                   2,789,935                    --
   Class Y shares                                                                     154,300                    --
Reinvestment of distributions at net asset value
   Class A shares                                                                  18,971,053               794,802
   Class B shares                                                                  10,043,123               408,330
   Class C shares                                                                      77,900                    --
   Class Y shares                                                                         118                    11
Payments for redemptions
   Class A shares                                                                 (51,597,533)          (19,656,397)
   Class B shares (Note 2)                                                        (22,735,248)           (5,324,679)
   Class C shares (Note 2)                                                           (125,600)                   --
Increase (decrease) in net assets from capital share transactions                 248,640,968           376,996,432
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                           118,748,238           420,452,214
Net assets at beginning of year (Note 1)                                          420,458,214                 6,000
                                                                                  -----------                 -----
Net assets at end of year                                                       $ 539,206,452          $420,458,214
                                                                                =============          ============
Undistributed net investment income                                             $      16,484          $         --
                                                                                -------------          ------------

* For the period  from May 4, 1999  (commencement  of  operations)  to March 31,
  2000.

See accompanying notes to financial statements.


Notes to Financial Statements
AXP Small Cap Advantage Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of small companies. On May 3, 1999, American Express Financial Corporation (AEFC) invested $6,000 in the Fund which represented 400 shares for Class A, Class B, and Class Y, respectively.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, AEFC purchased 332 shares of capital stock at $6.03 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,997,045 and accumulated net realized loss has been decreased by $142,010 resulting in a net reclassification adjustment to decrease paid-in capital by $2,139,055.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.74% to 0.615% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Small Cap Advantage Fund to the Lipper Small Cap-Core Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The adjustment decreased the fee by $244,121 for the year ended March 31, 2001.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Sub-investment Advisory Agreement with Kenwood Capital Management LLC, an indirect subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o Class A $19.00
o Class B $20.00
o Class C $19.50
o Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,082,383 for Class A and $124,054 for Class B for the year ended March 31, 2001 and $167 for Class C for the period ended March 31, 2001.

AEFC and American Express Financial Advisors Inc. agreed to waive certain fees and to absorb certain expenses until March 31, 2001. Under this agreement, total expenses will not exceed 1.35% for Class A, 2.12% for Class B, 2.12% for Class C and 1.16% for Class Y of the Fund's average daily net assets.

During the year ended March 31, 2001, the Fund's custodian and transfer agency fees were reduced by $23,538 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $910,998,953 and $723,882,463 respectively, for the year ended March 31, 2001. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $13,929 for the year ended March 31, 2001.

4. CAPITAL SHARE TRANSACTIONS
Transactions  in  shares  of  capital  stock for the  periods  indicated  are as follows:
                                            Year ended March 31, 2001
                              Class A      Class B      Class C*        Class Y
Sold                        32,810,750    18,037,686    497,610          27,682
Issued for reinvested
  distributions              3,698,061     1,984,805     15,395              23
Redeemed                    (9,167,416)   (4,100,898)   (23,614)             --
                            ----------    ----------    -------          ------
Net increase (decrease)     27,341,395    15,921,593    489,391          27,705
                            ----------    ----------    -------          ------

* Inception date was June 26, 2000.

                                         Period ended March 31, 2000**
                              Class A      Class B      Class C         Class Y
Sold                        49,629,291    24,006,381      N/A              --
Issued for reinvested
  distributions                146,058        75,304      N/A               2
Redeemed                    (3,541,943)     (940,176)     N/A              --
                            ----------      --------      ---             ---
Net increase (decrease)     46,233,406    23,141,509      N/A               2
                            ----------    ----------      ---               -

** Inception date was May 4, 1999.

5. LENDING OF PORTFOLIO SECURITIES
As of March 31, 2001, securities valued at $3,291,045 were on loan to brokers. For collateral, the Fund received $2,981,000 in cash and U.S. government securities valued at $660,151. Income from securities lending amounted to $303,887 for the year ended March 31, 2001. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended March 31, 2001.

7. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

8. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund had a capital loss carry-over of $47,234,365 as of March 31, 2001, that will expire in 2009 and 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended March 31,                             2001       2000(b)

Net asset value, beginning of period                     $6.07        $5.00

Income from investment operations:

Net investment income (loss)                              (.01)        (.01)

Net gains (losses) (both realized and unrealized)         (.98)        1.11

Total from investment operations                          (.99)        1.10

Less distributions:

Distributions from realized gains                         (.29)        (.03)

Total distributions                                       (.29)        (.03)

Net asset value, end of period                           $4.79        $6.07

Ratios/supplemental data

Net assets, end of period (in millions)                   $352         $281

Ratio of expenses to average daily net assets(c)         1.25%        1.32%(d,e)

Ratio of net investment income (loss)
   to average daily net assets                           (.11%)       (.54%)(d)

Portfolio turnover rate
   (excluding short-term securities)                      144%         108%

Total return(f)                                        (16.59%)      22.04%

(a) For a share outstanding  throughout the period. Rounded to the nearest cent.
(b) For the period from May 4, 1999 (commencement of operations) to March 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.77% for the period ended March 31, 2000.
(f) Total return does not reflect payment of a sales charge.

Class B

Per share income and capital changes(a)

Fiscal period ended March 31,                             2001       2000(b)

Net asset value, beginning of period                    $ 6.03        $5.00

Income from investment operations:

Net investment income (loss)                              (.04)        (.03)

Net gains (losses) (both realized and unrealized)         (.98)        1.09

Total from investment operations                         (1.02)        1.06

Less distributions:

Distributions from realized gains                         (.29)        (.03)

Total distributions                                       (.29)        (.03)

Net asset value, end of period                          $ 4.72        $6.03

Ratios/supplemental data

Net assets, end of period (in millions)                   $184         $140

Ratio of expenses to average daily net assets(c)         2.02%        2.09%(d,e)

Ratio of net investment income (loss)
   to average daily net assets                           (.88%)      (1.32%)(d)

Portfolio turnover rate
   (excluding short-term securities)                      144%         108%

Total return(f)                                        (17.21%)      21.24%

(a) For a share outstanding  throughout the period. Rounded to the nearest cent.
(b) For the period from May 4, 1999 (commencement of operations) to March 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 2.53% for the period ended March 31, 2000.
(f) Total return does not reflect payment of a sales charge.

Class C

Per share income and capital changes(a)

Fiscal period ended March 31,                           2001(b)

Net asset value, beginning of period                     $5.92

Income from investment operations:

Net investment income (loss)                              (.01)

Net gains (losses) (both realized and unrealized)         (.90)

Total from investment operations                          (.91)

Less distributions:

Distributions from realized gains                         (.29)

Net asset value, end of period                           $4.72

Ratios/supplemental data

Net assets, end of period (in millions)                     $2

Ratio of expenses to average daily net assets(c)         2.02%(d)

Ratio of net investment income (loss)
   to average daily net assets                           (.84%)(d)

Portfolio turnover rate
   (excluding short-term securities)                      144%

Total return(e)                                        (15.67%)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

Class Y

Per share income and capital changes(a)

Fiscal period ended March 31,                             2001       2000(b)

Net asset value, beginning of period                     $6.08        $5.00

Income from investment operations:

Net investment income (loss)                               .01         (.01)

Net gains (losses) (both realized and unrealized)         (.99)        1.12

Total from investment operations                          (.98)        1.11

Less distributions:

Distributions from realized gains                         (.29)        (.03)

Net asset value, end of period                           $4.81        $6.08

Ratios/supplemental data

Net assets, end of period (in millions)                    $--          $--

Ratio of expenses to average daily net assets(c)         1.12%        1.16%(d,e)

Ratio of net investment income (loss)
   to average daily net assets                           (.05%)       (.13%)(d)

Portfolio turnover rate
   (excluding short-term securities)                      144%         108%

Total return(f)                                        (16.39%)      22.24%

(a) For a share outstanding  throughout the period. Rounded to the nearest cent.
(b) For the period from May 4, 1999 (commencement of operations) to March 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.61% for the period ended March 31, 2000.
(f) Total return does not reflect payment of a sales charge.

Investments in Securities

AXP Small Cap Advantage Fund
March 31, 2001

(Percentages represent value of investments compared to net assets)

Common stocks (92.9%)
Issuer                                                Shares            Value(a)

Aerospace & defense (0.9%)
Aeroflex                                             120,300(b)       $1,240,594
Newport News Shipbuilding                             37,600           1,838,640
Precision Castparts                                   53,100           1,754,955
Total                                                                  4,834,189

Airlines (0.4%)
Frontier Airlines                                     58,500(b)          712,969
SkyWest                                               59,048           1,372,866
Total                                                                  2,085,835

Automotive & related (2.0%)
Bandag                                                28,000             749,840
DollarThrifty Automotive Group                       127,800(b)        2,632,680
Gentex                                                48,000(b)        1,110,000
Lear                                                  78,000(b)        2,285,400
Oshkosh Truck                                         25,200             894,600
Snap-On                                               59,000           1,718,080
Superior Inds Intl                                    46,000           1,590,220
Total                                                                 10,980,820

Banks and savings & loans (6.7%)
Astoria Financial                                     44,900           2,399,344
City Natl                                             65,400           2,512,013
Commerce Bancshares                                   37,250           1,387,563
Cullen/Frost Bankers                                 116,267           3,982,144
Downey Financial                                      53,000           2,400,900
East West Bancorp                                     96,300           1,853,775
First Midwest Bancorp                                 48,704           1,371,018
FirstFed Financial                                    73,200(b)        2,049,600
Fulton Financial                                      89,900           1,826,094
GBC Bancorp                                           42,000           1,197,000
Greater Bay Bancorp                                   78,000           1,964,625
Investors Financial Services                          40,400           2,368,450
MAF Bancorp                                           47,750           1,307,156
New York Community Bancorp                           120,450           3,493,049
Silicon Valley Bancshares                             79,749(b)        1,874,102
Southwest Bancorp of Texas                            71,900(b)        2,255,863
Webster Financial                                     62,900           1,843,756
Total                                                                 36,086,452

Beverages & tobacco (1.1%)
Constellation Brands                                  51,835(b)        3,689,615
Coors (Adolph) Cl B                                   31,500           2,061,360
Total                                                                  5,750,975

Building materials & construction (4.1%)
Centex                                                78,000           3,248,700
Dal-Tile Intl                                        114,830(b)        1,728,192
Granite Construction                                  46,000           1,563,080
Horton (DR)                                          161,018           3,405,524
Insituform Technologies Cl A                          41,000(b)        1,337,625
Lennar                                                61,700           2,459,362
Louisiana-Pacific                                    144,000           1,383,840
NCI Building Systems                                  65,200(b)        1,101,880
Pulte                                                 60,900           2,460,969
Quanta Services                                       46,000(b)        1,026,720
Toll Brothers                                         46,000(b)        1,771,000
Trex                                                  14,180(b)          439,722
Total                                                                 21,926,614

Chemicals (3.0%)
Cabot Microelectronics                                24,000(b)        1,056,000
Cambrex                                               60,000           2,493,000
Cytec Inds                                            79,800(b)        2,555,196
Georgia Gulf                                         114,000           1,984,740
Lubrizol                                              59,300           1,796,790
OM Group                                              51,400           2,737,050
Waste Connections                                     53,850(b)        1,551,553
Wellman                                              113,000           2,175,250
Total                                                                 16,349,579

Communications equipment & services (1.8%)
Commonwealth Telephone Enterprises                    45,000(b)        1,552,500
DMC Stratex Networks                                 113,293(b)          940,332
Glenayre Technologies                                356,100(b)          767,841
Leap Wireless Intl                                    62,700(b)        1,759,518
P-COM                                                138,000(b)          176,813
Plantronics                                           78,200(b)        1,389,614
Proxim                                                72,114(b)          725,647
REMEC                                                131,175(b)        1,311,750
Tollgrade Communications                              39,000(b)        1,004,250
Total                                                                  9,628,265

Computers & office equipment (6.5%)
Actuate                                               76,000(b)          726,750
Advent Software                                       38,800(b)        1,719,325
Aspen Technology                                      43,900(b)        1,048,113
BARRA                                                 36,500(b)        1,970,999
BISYS Group                                           23,000(b)        1,229,063
Cognizant Technology Solutions                        45,000(b)        1,352,813
Computer Network Technology                           64,000(b)          712,000
Engineered Support Systems                            38,000             736,250
FactSet Research Systems                              23,400             706,680
FileNet                                               50,050(b)          785,159
Henry (Jack) & Associates                             55,644           1,318,067
InFocus                                               90,600(b)        1,483,575
Informatica                                           34,000(b)          452,625
Insight Enterprises                                   80,050(b)        1,691,056
Intermagnetics General                                92,100(b)        2,233,424
Interwoven                                            77,400(b)          778,838
IntraNet Solutions                                    60,548(b)        1,449,368
Iomega                                               560,500(b)        2,062,639
M-Systems Flash Disk Pioneers                         83,000(b,c)        586,188
Manhattan Associates                                  65,600(b)        1,020,900
Manugistics Group                                     84,800(b)        1,552,900
Mercury Computer Systems                              41,000(b)        1,573,375
Netegrity                                             43,000(b)        1,058,875
NetIQ                                                 37,000(b)          698,375
OTG Software                                          61,300(b)          387,914
RSA Security                                          72,268(b)        1,784,128
SonicWALL                                             98,800(b)        1,204,125
Varian                                                66,700(b)        1,705,019
Verity                                                56,100(b)        1,272,769
Total                                                                 35,301,312

Electronics (8.1%)
Actel                                                 93,200(b)        1,904,774
Alpha Inds                                            41,600(b)          655,200
Amphenol Cl A                                         24,600(b)          774,900
Anaren Microwave                                      66,000(b)          829,125
Anixter Intl                                          56,000(b)        1,349,600
Axcelis Technologies                                 100,000(b)        1,156,250
AXT                                                   41,000(b)          615,000
Belden                                                68,400           1,371,420
Bell Microproducts                                    76,000(b)          859,750
Cirrus Logic                                          98,000(b)        1,463,875
DuPont Photomasks                                     36,000(b)        1,579,644
Elantec Semiconductor                                 44,150(b)        1,169,975
Electro Scientific Inds                               44,600(b)        1,251,588
Esterline Technologies                                91,900(b)        1,998,824
Exar                                                  71,000(b)        1,393,375
Harman Intl Inds                                      47,806           1,223,356
Helix Technology                                      42,000             986,344
Littelfuse                                            52,700(b)        1,324,088
Nanometrics                                           37,500(b)          590,625
Oak Technology                                       286,500(b)        1,692,141
Park Electrochemical                                  55,300           1,249,780
Photon Dynamics                                       37,800(b)          798,525
Photronics                                            73,000(b)        1,802,188
Plexus                                                66,800(b)        1,711,750
SBS Technologies                                      91,000(b)        1,353,625
Sensormatic Electronics                              142,700(b)        2,711,299
Silicon Valley Group                                  53,000(b)        1,457,500
Technitrol                                            52,584           1,308,816
Therma-Wave                                           75,100(b)          948,138
Varian Medical Systems                                28,410(b)        1,727,328
Varian Semiconductor Equipment Associates             62,000(b)        1,980,124
Veeco Instruments                                     45,000(b)        1,870,312
Total                                                                 43,109,239

Energy (3.2%)
Brown (Tom)                                           48,000(b)        1,584,000
Forest Oil                                            35,000(b)        1,046,500
HS Resources                                          67,164(b)        3,022,380
Mitchell Energy & Development Cl A                    65,900           3,459,750
Newfield Exploration                                  48,000(b)        1,675,200
Pogo Producing                                        42,000           1,239,420
Swift Energy                                          49,800(b)        1,595,592
Valero Energy                                         39,700           1,409,350
Vintage Petroleum                                    108,900           2,216,115
Total                                                                 17,248,307

Energy equipment & services (2.8%)
Grey Wolf                                            200,000(b)        1,300,000
Lone Star Technologies                                39,400(b)        1,684,350
Louis Dreyfus Natural Gas                             64,700(b)        2,393,900
Patterson Energy                                      65,200(b)        2,061,950
Pioneer Natural Resources                             63,000(b)          989,100
Pride Intl                                           110,082(b)        2,615,548
UTI Energy                                            62,400(b)        1,887,600
Varco Intl                                            93,600(b)        1,932,840
Total                                                                 14,865,288

Financial services (5.1%)
Affiliated Managers Group                             25,300(b)        1,189,100
AmeriCredit                                          108,000(b)        3,502,440
Catellus Development                                 116,200(b)        1,830,150
Doral Financial                                       73,000           2,190,000
Eaton Vance                                           27,700             860,085
Heidrick & Struggles Intl                             39,000(b)        1,128,563
IndyMac Bancorp                                      113,000(b)        3,247,620
Jefferies Group                                       70,000           2,019,500
LaBranche                                             51,000(b)        1,640,160
Metris Companies                                     142,250           2,955,955
Radian Group                                          55,200           3,739,800
Raymond James Financial                               57,600           1,601,280
W.P. Stewart                                          83,900(c)        1,820,630
Total                                                                 27,725,283

Food (2.2%)
Delta & Pine Land                                     62,100           1,496,610
Earthgrains                                           98,800           2,099,500
Performance Food Group                                44,752(b)        2,349,480
Smithfield Foods                                      80,591(b)        2,619,208
Suiza Foods                                           71,000(b)        3,414,390
Total                                                                 11,979,188

Furniture & appliances (0.8%)
Ethan Allen Interiors                                 70,300           2,374,734
Interface                                            112,080             770,550
Salton                                                83,700(b,d)      1,272,240
Total                                                                  4,417,524

Health care (5.2%)
Albany Molecular Research                             23,000(b)          805,000
Alkermes                                              37,500(b)          822,656
Alpharma Cl A                                         67,700           2,216,498
Aviron                                                12,000(b)          498,750
Barr Laboratories                                     40,900(b)        2,338,253
Coherent                                              14,092(b)          500,266
COR Therapeutics                                      33,152(b)          745,920
Diagnostic Products                                   40,000           2,086,000
Enzon                                                 34,900(b)        1,657,750
ILEX Oncology                                         44,000(b)          671,000
Inhale Therapeutic Systems                            34,400(b)          735,300
Invitrogen                                            33,500(b)        1,837,475
Laboratory Corp America Holdings                      24,390(b)        2,932,897
Medicis Pharmaceutical Cl A                           37,300(b)        1,671,786
Myriad Genetics                                       20,900(b)          847,756
Noven Pharmaceuticals                                 49,000(b)        1,387,313
Priority Healthcare Cl B                              60,800(b)        2,295,200
Regeneron Pharmaceuticals                             66,200(b)        1,468,813
Techne                                                40,888(b)        1,068,199
Zoll Medical                                          38,000(b)        1,325,250
Total                                                                 27,912,082

Health care services (6.1%)
AmeriSource Health Cl A                               62,000(b)        3,041,100
Apria Healthcare Group                                98,200(b)        2,374,476
Aurora Biosciences                                    67,000(b)        1,197,625
Bergen Brunswig Cl A                                 119,700           1,987,020
Caremark Rx                                           91,000(b)        1,186,640
Cerner                                                45,950(b)        1,573,788
DaVita                                                63,000(b)        1,069,740
Health Net                                           177,000(b)        3,647,969
LifePoint Hospitals                                   71,010(b)        2,538,608
Lincare Holdings                                      58,000(b)        3,070,375
Mid Atlantic Medical Services                        111,000(b)        2,253,300
Orthodontic Centers of America                        58,500(b)        1,199,250
Patterson Dental                                      43,000(b)        1,322,250
PRAECIS Pharmaceuticals                               36,100(b)          719,744
Stewart Enterprises Cl A                             113,000             561,469
Triad Hospitals                                       67,400(b)        1,904,050
Universal Health Services Cl B                        36,755(b)        3,245,466
Total                                                                 32,892,870

Household products (0.6%)
Direct Focus                                          69,000(b,d)      1,725,000
Valence Technology                                   156,500(b,d)        714,031
Yankee Candle                                         43,000(b,d)        566,310
Total                                                                  3,005,341

Industrial equipment & services (2.4%)
AMETEK                                                74,000           2,042,400
CoorsTek                                              46,130(b)        1,271,458
Graco                                                 61,200           1,713,600
JLG Inds                                             101,700           1,322,100
Keithley Instruments                                  47,000             761,400
Kennametal                                            70,200           1,930,500
Roper Inds                                            34,850           1,247,630
Teleflex                                              33,000           1,351,350
Terex                                                 86,000(b)        1,492,100
Total                                                                 13,132,538

Insurance (3.0%)
Fidelity Natl Financial                               93,050           2,490,949
First American                                        48,000           1,248,000
Gallagher (Arthur J)                                 106,744           2,956,809
Old Republic Intl                                     59,100           1,678,440
Reinsurance Group of America                          52,400           2,019,496
RenaissanceRe Holdings                                39,700(c)        2,779,397
StanCorp Financial Group                              72,500           3,052,249
Total                                                                 16,225,340

Leisure time & entertainment (1.2%)
Anchor Gaming                                         39,300(b)        2,407,125
Aztar                                                173,405(b)        1,839,827
Concord Camera                                       134,800(b)          952,025
Topps                                                149,000(b)        1,508,625
Total                                                                  6,707,602

Media (2.5%)
4 Kids Entertainment                                  86,000(b)          969,220
ADVO                                                  56,500(b)        2,084,850
Donnelley (RH)                                        78,000(b)        2,262,000
Insight Communications                                40,450(b)        1,071,925
McClatchy Cl A                                        49,900           2,015,960
Price Communications                                  96,405(b)        1,659,130
Scholastic                                            53,212(b)        1,918,958
Zomax                                                289,800(b)        1,485,225
Total                                                                 13,467,268

Metals (0.9%)
Reliance Steel & Aluminum                             47,000           1,102,150
Shaw Group                                            42,400(b)        1,980,504
Stillwater Mining                                     60,600(b)        1,639,230
Total                                                                  4,721,884

Miscellaneous (0.9%)
AremisSoft                                            70,000(b)          910,000
Key Energy Group                                     131,000(b)        1,401,700
Learning Tree Intl                                    41,000(b)          849,469
UCBH Holdings                                         38,900           1,893,944
Total                                                                  5,055,113

Multi-industry conglomerates (1.2%)
Administaff                                           60,000(b)        1,089,000
Argosy Gaming                                         44,400(b)        1,158,840
Lancaster Colony                                      20,000             581,250
Mettler-Toledo Intl                                   31,400(b)        1,292,424
Modis Professional Services                          121,000(b)          556,600
SITEL                                                102,000(b)          285,600
Stewart & Stevenson Services                          63,550           1,382,213
Total                                                                  6,345,927

Paper & packaging (1.4%)
Ball                                                  54,100           2,481,567
Crown Cork & Seal                                    148,450             601,223
Packaging Corp of America                            134,000(b)        1,768,800
Pactiv                                               222,000(b)        2,688,420
Total                                                                  7,540,010

Real estate investment trust (3.3%)
Arden Realty                                          84,400           1,991,840
BRE Properties Cl A                                   52,800           1,530,672
Camden Property Trust                                 63,500           2,111,375
Developers Diversified Realty                         66,300             974,610
Essex Property Trust                                  23,900           1,148,395
Gables Residential Trust                              58,600           1,699,986
Liberty Property Trust                                35,700           1,008,168
Pan Pacific Retail Properties                         52,100           1,154,015
Reckson Associates Realty                             46,800           1,043,640
SL Green Realty                                       57,800           1,586,610
Smith (Charles E) Residential Realty                  47,400           2,156,226
United Dominion Realty Trust                         127,000           1,612,900
Total                                                                 18,018,437

Restaurants & lodging (2.2%)
CEC Entertainment                                     63,700(b)        2,825,095
Cheesecake Factory (The)                              65,225(b)        2,401,095
Extended Stay America                                147,800(b)        2,217,000
Panera Bread Cl A                                     72,300(b)        1,934,025
RARE Hospitality Intl                                 90,300(b)        2,246,213
Total                                                                 11,623,428

Retail (4.5%)
American Eagle Outfitters                             63,000(b)        1,811,250
AnnTaylor Stores                                      65,500(b)        1,739,025
Barnes & Noble                                        91,000(b)        2,174,900
Borders Group                                        146,800(b)        2,470,644
Christopher & Banks                                   34,000(b)        1,024,250
Dress Barn                                            61,000(b)        1,429,688
Footstar                                              34,100(b)        1,369,115
Neiman Marcus Group Cl A                              55,000(b)        1,793,000
Phillips-Van Heusen                                  129,000           1,945,320
Pier 1 Imports                                       156,600           2,035,800
ShopKo Stores                                        169,000(b)        1,352,000
Venator Group                                        182,000(b)        2,511,600
Zale                                                  88,212(b)        2,558,148
Total                                                                 24,214,740

Textiles & apparel (2.5%)
Abercrombie & Fitch                                   86,700(b)        2,835,090
Columbia Sportswear                                   22,000(b)        1,000,656
Hot Topic                                             67,200(b)        1,881,600
Kenneth Cole Productions Cl A                         59,700(b)        1,489,515
Polo Ralph Lauren Cl A                                66,000(b)        1,815,000
Skechers U.S.A. Cl A                                  66,100(b)        1,586,400
Timberland Cl A                                       31,600(b)        1,605,280
Tommy Hilfiger                                       115,000(b,c)      1,477,750
Total                                                                 13,691,291

Transportation (1.5%)
Arkansas Best                                         98,450(b)        1,550,588
Atlas Air Worldwide Holdings                          54,200(b)        1,525,730
Forward Air                                           53,000(b)        1,732,438
Landstar System                                       23,076(b)        1,563,399
Yellow Corp                                          102,000(b)        1,746,749
Total                                                                  8,118,904

Utilities -- electric (2.4%)
Allete                                               105,200           2,716,264
Cleco                                                 54,600           2,481,570
El Paso Electric                                     198,486(b)        2,897,896
Kansas City Power & Light                             42,700           1,050,420
Public Service Co of New Mexico                       76,200           2,210,562
UIL Holdings                                          31,422           1,492,545
Total                                                                 12,849,257

Utilities -- gas (2.4%)
Equitable Resources                                   40,806           2,815,614
New Jersey Resources                                  34,400           1,415,560
ONEOK                                                 67,000           2,739,630
UGI                                                   90,400           2,213,896
Vectren                                               78,000           1,669,200
Western Gas Resources                                 70,900           2,286,525
Total                                                                 13,140,425

Total common stocks
(Cost: $528,176,094)                                                $500,951,327

Other (--%)
Issuer                                                Shares            Value(a)

Elan
   Rights                                             64,800             $93,150

Total other
(Cost: $--)                                                              $93,150

Short-term securities (7.0%)
Issuer                       Annualized             Amount              Value(a)
                           yield on date          payable at
                            of purchase            maturity

U.S. government agencies (6.3%)
Federal Home Loan Bank Disc Nts
         06-08-01               4.87%             $3,200,000          $3,169,200
         06-20-01               4.63               6,300,000           6,228,969
         06-22-01               4.62               6,000,000           5,930,700
Federal Home Loan Mtge Corp Disc Nts
         04-03-01               5.26                 600,000             599,649
         04-17-01               5.28               2,100,000           2,094,466
         04-24-01               4.80               2,000,000           1,993,361
Federal Natl Mtge Assn Disc Nts
         04-03-01               5.20               2,400,000           2,398,613
         05-18-01               4.74               5,400,000           5,364,246
         05-25-01               4.70               5,000,000           4,962,567
         06-14-01               4.78               1,100,000           1,088,505
Total                                                                 33,830,276

Commercial paper (0.7%)
Heinz (HJ)
         05-01-01               4.87               2,600,000           2,588,791
Paccar Financial
         04-27-01               5.03               1,400,000           1,394,545
Total                                                                  3,983,336

Total short-term securities
(Cost: $37,832,897)                                                  $37,813,612

Total investments in securities
(Cost: $566,008,991)(e)                                             $538,858,089

Notes to investments in securities
(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2001, the value of foreign securities represented 1.24% of net assets.

(d) Security is partially or fully on loan. See Note 5 to the financial statements.

(e) At March 31, 2001, the cost of securities for federal income tax purposes was $575,839,041 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 58,424,553
     Unrealized depreciation                                        (95,405,505)
                                                                    -----------
     Net unrealized depreciation                                   $(36,980,952)
                                                                   ------------

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Small Cap Growth Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2001, and the related statements of operations, changes in net assets and the financial highlights for the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Small Cap Growth Fund as of March 31, 2001, and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP
KPMG LLP
Minneapolis, Minnesota
May 4, 2001


Financial Statements

Statement of assets and liabilities
AXP Small Cap Growth Fund

March 31, 2001

Assets
Investments in securities, at value (Note 1)
   (identified cost $39,358,436)                                                                        $35,022,099
Cash in bank on demand deposit                                                                            4,824,172
Expense reimbursement receivable from AEFC                                                                    6,440
Capital shares receivable                                                                                    28,048
Dividends receivable                                                                                          4,977
Receivable for investment securities sold                                                                   509,834
                                                                                                            -------
Total assets                                                                                             40,395,570
                                                                                                         ----------

Liabilities
Payable for investment securities purchased                                                               2,339,849
Accrued investment management services fee                                                                      925
Accrued distribution fee                                                                                        413
Accrued transfer agency fee                                                                                     235
Accrued administrative services fee                                                                              80
Other accrued expenses                                                                                       85,368
                                                                                                             ------
Total liabilities                                                                                         2,426,870
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                      $37,968,700
                                                                                                        ===========

Represented by
Capital stock -- $.01 par value (Note 1)                                                                $    92,032
Additional paid-in capital                                                                               43,521,591
Undistributed net investment income                                                                          29,699
Accumulated net realized gain (loss) (Note 7)                                                            (1,338,285)
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                                           (4,336,337)
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                                $37,968,700
                                                                                                        ===========
Net assets applicable to outstanding shares:                Class A                                     $29,697,282
                                                            Class B                                     $ 7,729,113
                                                            Class C                                     $   540,654
                                                            Class Y                                     $     1,651
Net asset value per share of outstanding capital stock:     Class A shares          7,196,331           $      4.13
                                                            Class B shares          1,875,312           $      4.12
                                                            Class C shares            131,165           $      4.12
                                                            Class Y shares                400           $      4.13
                                                                                          ---           -----------

See accompanying notes to financial statements.



Statement of operations
AXP Small Cap Growth Fund

For the period from Jan. 24, 2001* to March 31, 2001

Investment income
Income:
Dividends                                                                                               $     9,923
Interest                                                                                                     58,990
                                                                                                             ------
Total income                                                                                                 68,913
                                                                                                             ------
Expenses (Note 2):
Investment management services fee                                                                           43,474
Distribution fee
   Class A                                                                                                   10,003
   Class B                                                                                                    6,636
   Class C                                                                                                      603
Transfer agency fee                                                                                           6,831
Incremental transfer agency fee
   Class A                                                                                                      542
   Class B                                                                                                      365
   Class C                                                                                                       23
Administrative services fees and expenses                                                                     3,781
Custodian fees                                                                                               39,895
Printing and postage                                                                                         22,200
Registration fees                                                                                            67,648
Audit fees                                                                                                   13,000
                                                                                                             ------
Total expenses                                                                                              215,001
   Expenses reimbursed by AEFC (Note 2)                                                                    (138,390)
                                                                                                           --------
                                                                                                             76,611
   Earnings credits on cash balances (Note 2)                                                                  (802)
                                                                                                               ----
Total net expenses                                                                                           75,809
                                                                                                             ------
Investment income (loss) -- net                                                                              (6,896)
                                                                                                             ------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions                                                        (1,333,893)
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                                           (4,610,332)
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    (5,944,225)
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $(5,951,121)
                                                                                                        ===========

* When shares became publicly available.

See accompanying notes to financial statements.



Statement of changes in net assets
AXP Small Cap Growth Fund

For the period from Jan. 24, 2001* to March 31, 2001

Operations
Investment income (loss) -- net                                                                         $    (6,896)
Net realized gain (loss) on security transactions                                                        (1,333,893)
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                                           (4,610,332)
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                          (5,951,121)
                                                                                                         ----------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                               19,911,035
   Class B shares                                                                                         8,635,752
   Class C shares                                                                                           518,887
Payments for redemptions
   Class A shares                                                                                          (319,145)
   Class B shares (Note 2)                                                                                 (105,574)
   Class C shares (Note 2)                                                                                     (230)
                                                                                                               ----
Increase (decrease) in net assets from capital share transactions                                        28,640,725
                                                                                                         ----------
Total increase (decrease) in net assets                                                                  22,689,604
Net assets at beginning of period**                                                                      15,279,096
                                                                                                         ----------
Net assets at end of period                                                                             $37,968,700
                                                                                                        ===========
Undistributed net investment income                                                                     $    29,699
                                                                                                        -----------

 * When shares became publicly available.
** Initial capital of $15,000,000 was contributed on Jan. 17, 2001. The Fund had an increase in net assets resulting from operations of $279,096 during the period from Jan. 17, 2001 to Jan. 24, 2001 (when shares became publicly available).

See accompanying notes to financial statements.


Notes to Financial Statements
AXP Small Cap Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of small companies. On Jan. 17, 2001, American Express Financial Corporation (AEFC) invested $15,000,000 in the Fund which represented 2,959,600 shares for Class A, 20,000 shares for Class B, 20,000 shares for Class C and 400 shares for Class Y, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on Jan. 24, 2001.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $27,102 resulting in a net reclassification adjustment to decrease paid-in capital by $27,102.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.92% to 0.795% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Small Cap Growth Fund to the Lipper Small Cap Growth Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The first adjustment will be made on Aug. 1, 2001, and will cover the six-month period beginning Jan. 31, 2001.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has Investment Subadvisory Agreements with INVESCO Funds Group, Inc., Neuberger Berman Management Inc. and RS Investment Management, L.P.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o Class A $19.00
o Class B $20.00
o Class C $19.50
o Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $179,089 for Class A, $581 for Class B and $1 for Class C for the period ended March 31, 2001.

AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until March 31, 2002. Under this agreement, total expenses will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C and 1.37% for Class Y of the Fund's average daily net assets.

During the period ended March 31, 2001, the Fund's custodian and transfer agency fees were reduced by $802 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $33,272,133 and $8,059,081, respectively, for the period ended March 31, 2001. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the period from Jan. 24, 2001* to March 31, 2001 are as follows:

                               Class A       Class B     Class C      Class Y
Sold                          4,309,409     1,881,146    111,219         --
Issued for reinvested
  distributions                      --            --         --         --
Redeemed                        (72,678)      (25,834)       (54)        --
                                -------       -------        ---         --
Net increase (decrease)       4,236,731     1,855,312    111,165         --
                              ---------     ---------    -------         --

* When shares became publicly available.

5. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the period ended March 31, 2001.

6. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

7. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund had a capital loss carry-over of $970,467 as of March 31, 2001, that will expire in 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended March 31,                                    2001(b)

Net asset value, beginning of period                              $5.09

Income from investment operations:

Net investment income (loss)                                         --

Net gains (losses) (both realized and unrealized)                  (.96)

Total from investment operations                                   (.96)

Net asset value, end of period                                    $4.13

Ratios/supplemental data

Net assets, end of period (in millions)                             $30

Ratio of expenses to average daily net assets(c)                  1.50%(d,e)

Ratio of net investment income (loss)
   to average daily net assets                                    (.03%)(d)

Portfolio turnover rate (excluding short-term securities)           35%

Total return(f)                                                 (18.86%)

(a) For a share outstanding  throughout the period. Rounded to the nearest cent.
(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 4.37% for the period ended March 31, 2001.
(f) Total return does not reflect payment of a sales charge.

Class B

Per share income and capital changes(a)

Fiscal period ended March 31,                                    2001(b)

Net asset value, beginning of period                              $5.09

Income from investment operations:

Net investment income (loss)                                       (.01)

Net gains (losses) (both realized and unrealized)                  (.96)

Total from investment operations                                   (.97)

Net asset value, end of period                                    $4.12

Ratios/supplemental data

Net assets, end of period (in millions)                              $8

Ratio of expenses to average daily net assets(c)                  2.31%(d,e)

Ratio of net investment income (loss)
   to average daily net assets                                    (.78%)(d)

Portfolio turnover rate (excluding short-term securities)           35%

Total return(f)                                                 (19.06%)

(a) For a share outstanding  throughout the period. Rounded to the nearest cent.
(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 5.51% for the period ended March 31, 2001.
(f) Total return does not reflect payment of a sales charge.

Class C

Per share income and capital changes(a)

Fiscal period ended March 31,                                    2001(b)

Net asset value, beginning of period                              $5.09

Income from investment operations:

Net investment income (loss)                                       (.01)

Net gains (losses) (both realized and unrealized)                  (.96)

Total from investment operations                                   (.97)

Net asset value, end of period                                    $4.12

Ratios/supplemental data

Net assets, end of period (in millions)                              $1

Ratio of expenses to average daily net assets(c)                  2.31%(d,e)

Ratio of net investment income (loss)
   to average daily net assets                                    (.77%)(d)

Portfolio turnover rate (excluding short-term securities)           35%

Total return(f)                                                 (19.06%)

(a) For a share outstanding  throughout the period. Rounded to the nearest cent.
(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 5.51% for the period ended March 31, 2001.
(f) Total return does not reflect payment of a sales charge.

Class Y

Per share income and capital changes(a)

Fiscal period ended March 31,                                    2001(b)

Net asset value, beginning of period                              $5.09

Income from investment operations:

Net investment income (loss)                                         --

Net gains (losses) (both realized and unrealized)                  (.96)

Total from investment operations                                   (.96)

Net asset value, end of period                                    $4.13

Ratios/supplemental data

Net assets, end of period (in millions)                             $--

Ratio of expenses to average daily net assets(c)                  1.31%(d,e)

Ratio of net investment income (loss)
   to average daily net assets                                     .11%(d)

Portfolio turnover rate (excluding short-term securities)           35%

Total return(f)                                                 (18.86%)

(a) For a share outstanding  throughout the period. Rounded to the nearest cent.
(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 4.07% for the period ended March 31, 2001.
(f) Total return does not reflect payment of a sales charge.

Investments in Securities

AXP Small Cap Growth Fund
March 31, 2001

(Percentages represent value of investments compared to net assets)

Common stocks (84.9%)
Issuer                                              Shares              Value(a)

Aerospace & defense (1.1%)
Aeroflex                                           11,200(b)            $115,500
Alliant Techsystems                                 1,250(b)             110,688
Titan                                              10,400(b)             186,888
Total                                                                    413,076

Airlines (0.3%)
Atlantic Coast Airlines Holdings                    5,200(b)             109,200

Automotive & related (0.4%)
Oshkosh Truck                                       1,800                 63,900
Winnebago Inds                                      6,000                106,200
Total                                                                    170,100

Banks and savings & loans (3.5%)
Allied Capital                                        900                 18,113
Astoria Financial                                   1,000                 53,438
Boston Private Financial Holdings                   9,900                175,724
City Natl                                           3,600                138,276
Commerce Bancorp                                    2,200                132,000
Commercial Federal                                  5,000                111,500
Dime Bancorp                                        2,000                 65,500
Golden State Bancorp                                1,900                 52,972
Greater Bay Bancorp                                 6,800                171,275
Investors Financial Services                        2,550                149,494
NextCard                                            7,600(b)              78,375
Silicon Valley Bancshares                           5,300(b)             124,550
Webster Financial                                   2,500                 73,281
Total                                                                  1,344,498

Building materials & construction (1.3%)
Clayton Homes                                       8,600                103,630
Dycom Inds                                            400(b)               5,160
Monaco Coach                                        5,800(b)             104,168
Quanta Services                                     7,000(b)             156,240
Simpson Mfg                                         2,300(b)             113,390
Total                                                                    482,588

Chemicals (1.5%)
EDEN Bioscience                                       600(b)               8,925
Georgia Gulf                                        3,000                 52,230
Lyondell Chemical                                   4,000                 57,480
Millipore                                           2,750                127,215
Solutia                                             4,000                 48,800
Stericycle                                          3,000(b)             133,875
Waste Connections                                   4,500(b)             129,656
Total                                                                    558,181

Communications equipment & services (3.4%)
AirGate PCS                                         4,400(b)             165,550
DMC Stratex Networks                               12,400(b)             102,920
FiberNet Telecom Group                             40,000(b)             107,500
Metawave Communications                            10,000(b)              61,875
Motient                                           150,000(b)             196,875
New Focus                                           7,900(b)              98,829
REMEC                                               4,900(b)              49,000
Sorrento Networks                                  10,300(b)              63,731
Tekelec                                             3,400(b)              61,200
UbiquiTel                                          19,000(b)             109,250
US Unwired Cl A                                    12,500(b)              84,375
UTStarcom                                           9,300(b)             154,613
ViaSat                                              3,200(b)              48,400
Total                                                                  1,304,118

Computer software & services (0.3%)
Agile Software                                      9,400(b)             103,546
ONYX Software                                       1,500(b)              12,047
Total                                                                    115,593

Computers & office equipment (14.2%)
3D Systems                                          7,500(b)              76,875
Actuate                                            14,900(b)             142,481
Adept Technology                                   12,000(b)             168,000
Alloy Online                                       10,000(b)              87,500
Aspen Technology                                    4,950(b)             118,181
Auspex Systems                                     39,300(b)             162,113
billserv.com                                       40,000(b)              86,250
Business Objects ADR                                1,050(b,c)            32,419
C-bridge Internet Solutions                        50,000(b)              93,750
Concurrent Computer                                11,900(b)              74,375
Digital Lightwave                                   2,500(b)              44,063
Documentum                                          3,300(b)              36,300
EarthLink                                          15,000(b)             181,875
eFunds                                              5,000(b)              96,250
Forrester Research                                  4,500(b)             107,156
Henry (Jack) & Associates                           4,500                106,594
I-many                                             18,000(b)             204,749
Informax                                           18,700(b)              84,150
Insight Enterprises                                 5,600(b)             118,300
InterCept Group                                     7,000(b)             179,375
Intergraph                                         10,500(b)             101,719
Internet Security Systems                           2,200(b)              60,191
Interwoven                                          7,700(b)              77,481
IntraNet Solutions                                 10,350(b)             247,752
IONA Technologies-ADR                               8,200(b,c)           270,599
Iron Mountain                                       4,500(b)             172,440
Lightbridge                                        10,000(b)             114,375
Manugistics Group                                   5,400(b)              98,888
MatrixOne                                           8,300(b)             141,619
Mercury Computer Systems                            2,500(b)              95,938
Mercury Interactive                                 2,000(b)              83,750
Metasolv                                            3,800(b)              53,675
Moldflow                                            4,700(b)              88,272
Netegrity                                           3,000(b)              73,875
OPNET Technologies                                  9,600(b)             151,200
Peregrine Systems                                   8,900(b)             173,550
Precise Software Solutions                          4,300(b,c)            65,038
ProSoftTraining.com                                24,400(b)             192,149
Riverstone Networks                                 2,500(b)              23,281
Silicon Graphics                                   23,700(b)              93,378
SkillSoft                                           3,500(b)              82,469
SmartForce ADR                                      4,500(b,c)            99,844
TeleTech Holdings                                  24,600(b)             193,724
TIBCO Software                                     10,000(b)              85,000
Verity                                              4,900(b)             111,169
Viewpoint                                          34,200(b)             152,831
Virage Logic                                        5,000(b)              59,688
Total                                                                  5,364,651

Electronics (5.2%)
Alpha Inds                                          6,400(b)             100,800
Anaren Microwave                                   16,400(b)             206,025
AXT                                                 6,250(b)              93,750
Brooks Automation                                   5,400(b)             214,649
Conductus                                          18,000(b)              72,000
Cree                                                1,100(b)              16,467
DDi                                                 3,800(b)              64,125
DuPont Photomasks                                   1,400(b)              61,431
Elantec Semiconductor                               1,800(b)              47,700
Exar                                                5,900(b)             115,788
Integrated Circuit Systems                          5,800(b)              92,800
Molecular Devices                                   3,000(b)             136,500
Newport                                               500                 14,630
Oak Technology                                      4,500(b)              26,578
Plexus                                              1,300(b)              33,313
Power-One                                           9,500(b)             137,655
Rudolph Technologies                                2,300(b)              79,781
Semtech                                             3,500(b)             103,031
SMTC                                               22,000(b,c)            66,000
Technitrol                                          1,000                 24,890
TranSwitch                                          9,000(b)             118,125
TTM Technologies                                    1,700(b)               8,606
Veeco Instruments                                   2,700(b)             112,219
Zygo                                                2,100(b)              39,769
Total                                                                  1,986,632

Energy (1.0%)
Barrett Resources                                   1,000(b)              60,050
Chesapeake Energy                                   7,000(b)              61,950
Cross Timbers Oil                                   2,500                 61,875
Grant Prideco                                      11,000(b)             189,200
Total                                                                    373,075

Energy equipment & services (6.6%)
Atwood Oceanics                                       800(b)              32,736
Boots & Coots/Intl Well Control                    62,600(b)              48,202
Cal Dive Intl                                       8,800(b)             223,300
Dril-Quip                                           3,000(b)              72,000
Energy Partners                                       100(b)                 945
Evergreen Resources                                 3,100(b)             117,211
Grey Wolf                                          12,600(b)              81,900
Hanover Compressor                                  2,800(b)              88,760
Louis Dreyfus Natural Gas                           2,800(b)             103,600
Marine Drilling                                     4,200(b)             111,930
McDermott Intl                                      5,400                 68,310
Natl-Oilwell                                       10,200(b)             353,226
Patterson Energy                                    3,300(b)             104,363
Precision Drilling                                  9,800(b,c)           349,566
Pride Intl                                         10,600(b)             251,856
Santa Fe Intl                                       4,600                149,500
Spinnaker Exploration                               3,400(b)             148,580
Unit                                                2,600(b)              43,030
UTI Energy                                          4,500(b)             136,125
Total                                                                  2,485,140

Financial services (2.7%)
Affiliated Managers Group                           6,700(b)             314,900
AmeriCredit                                         3,700(b)             119,991
Heidrick & Struggles Intl                           4,500(b)             130,219
Intrawest                                           5,100(c)              87,975
Raymond James Financial                             4,800                133,440
Waddell & Reed Financial Cl A                       4,900                138,915
Wilmington Trust                                    1,500                 88,620
Total                                                                  1,014,060

Food (0.7%)
Performance Food Group                              2,600(b)             136,500
United Natural Foods                                8,600(b)             120,916
Total                                                                    257,416

Health care (10.2%)
Albany Molecular Research                           3,800(b)             133,000
Alkermes                                            1,500(b)              32,906
Aradigm                                            35,000(b)             201,250
Atrix Laboratories                                  4,200(b)              57,750
Aviron                                              1,300(b)              54,031
Celgene                                             3,000(b)              75,000
Cell Therapeutics                                   3,500(b)              62,781
Cephalon                                            5,500(b)             264,343
CIMA Labs                                           1,300(b)              80,763
Cubist Pharmaceuticals                              3,400(b)              83,300
CV Therapeutics                                     3,200(b)             105,600
Enzon                                               3,200(b)             152,000
Esperion Therapeutics                              29,600(b)             199,800
InKine Pharmaceutical                              28,400(b)             151,763
Inspire Pharmaceuticals                               400(b)               2,700
Invitrogen                                          2,500(b)             137,125
Kendle Intl                                         4,100(b)              51,506
King Pharmaceuticals                                1,700(b)              69,275
Laboratory Corp America Holdings                      900(b)             108,225
Maxygen                                             7,500(b)              90,820
Medarex                                             6,100(b)             101,794
Myriad Genetics                                     2,200(b)              89,238
Novavax                                            15,400(b)             120,120
Noven Pharmaceuticals                              13,650(b)             386,465
NPS Pharmaceuticals                                   400(b)               8,400
Pharmacyclics                                       5,000(b)             112,500
Protein Design Labs                                   600(b)              26,700
Regeneration Technologies                           8,300(b)              89,225
Respironics                                         2,000(b)              61,000
Salix Pharmaceuticals                               6,700(b)             100,500
Taro Pharmaceutical Inds                            3,000(b,c)           131,438
Thoratec                                            1,700(b)              14,450
Transkaryotic Therapies                             7,500(b)             131,719
Urologix                                            4,800(b)             103,200
Vital Signs                                         6,200                199,175
Zoll Medical                                        1,600(b)              55,800
Total                                                                  3,845,662

Health care services (8.1%)
Abgenix                                             7,500(b)             177,656
Accredo Health                                      4,625(b)             151,180
AdvancePCS                                          5,700(b)             309,313
Applera-Celera Genomics Group                       2,800(b)              86,380
ArQule                                             16,200(b)             214,650
Beverly Enterprises                                10,900(b)              87,200
Caremark Rx                                        12,000(b)             156,480
Charles River Laboratories Intl                     7,900(b)             195,525
DaVita                                              4,000(b)              67,920
DIANON Systems                                      7,800(b)             233,025
First Health Group                                  3,100(b)             136,013
IMPATH                                                500(b)              23,188
Insmed                                             35,000(b)             156,406
OSI Pharmaceuticals                                 4,400(b)             174,350
PRAECIS Pharmaceuticals                            11,400(b)             227,288
Province Healthcare                                 4,850(b)             147,622
Quintiles Transnational                            13,000(b)             245,375
Renal Care Group                                    4,000(b)             107,280
Service Corp Intl                                  28,800(b)             136,800
Specialty Laboratories                                800(b)              19,600
Total                                                                  3,053,251

Household products (0.3%)
Action Performance Companies                        2,900(b)              32,625
Playtex Products                                    4,100(b)              37,679
Steiner Leisure                                     1,400(b)              23,013
Tupperware                                          1,500                 35,790
Total                                                                    129,107

Industrial equipment & services (0.3%)
SureBeam Cl A                                      12,100(b)             112,681

Insurance (2.5%)
Ambac Financial Group                               2,000                126,860
Conseco                                             7,000                112,700
Fidelity Natl Financial                             4,500                120,465
Gallagher (Arthur J)                                6,400                177,280
HCC Insurance Holdings                             11,700                309,465
Markel                                                600(b)             112,200
Total                                                                    958,970

Leisure time & entertainment (0.6%)
Callaway Golf                                       3,600                 79,956
Speedway Motorsports                                5,000(b)             130,000
Total                                                                    209,956

Media (2.9%)
Crown Media Holdings Cl A                          13,400(b)             254,601
Emmis Communications Cl A                           5,700(b)             144,281
Entravision Communications Cl A                     7,700(b)              76,230
Insight Communications                              3,250(b)              86,125
Macrovision                                         5,700(b)             248,306
Pegasus Communications                              5,000(b)             115,000
University of Phoenix Online                        4,000(b)             116,750
Ventiv Health                                       3,000(b)              46,125
Total                                                                  1,087,418

Metals (0.7%)
Oregon Steel Mills                                 29,000                147,900
Shaw Group                                          2,800(b)             130,788
Total                                                                    278,688

Miscellaneous (5.8%)
Artisan Components                                 35,000(b)             253,749
Capstone Turbine                                    4,500(b)             127,688
Champion Enterprises                                5,500(b)              28,325
Charlotte Russe Holding                             4,400(b)             130,900
Choice One Communications                           1,400(b)               8,663
Corporate Executive Board                           7,600(b)             229,424
CTC Communications Group                            4,800(b)              30,300
Digex                                               1,500(b)              20,906
DigitalThink                                        6,500(b)              67,844
Harvard Bioscience                                 22,000(b)             133,375
iManage                                            69,000(b)             135,844
Key Energy Services                                 6,500(b)              69,550
Learning Tree Intl                                  5,500(b)             113,953
MCK Communications                                 15,000(b)              32,344
Nasdaq-100 Index Tracking                           2,000(b)              78,300
Oplink Communications                               7,700(b)              28,875
Orion Power Holdings                                5,200(b)             159,640
PolyMedica                                          8,100(b)             184,275
PolyOne                                             7,000                 63,700
Retek                                               2,900(b)              54,556
SkyMall                                            35,300(b)              66,188
Standard & Poor's Depositary Receipts               1,000                116,690
Trimeris                                            2,700(b)              81,000
Total                                                                  2,216,089

Multi-industry conglomerates (2.7%)
Coinstar                                           18,400(b)             308,200
Corinthian Colleges                                 6,200(b)             249,550
Edison Schools                                      5,300(b)             107,325
MemberWorks                                        10,800(b)             253,800
Sylvan Learning Systems                             6,000(b)             123,750
Total                                                                  1,042,625

Restaurants & lodging (1.4%)
Applebee's Intl                                     3,000                107,063
California Pizza Kitchen                            5,900(b)             167,412
Cheesecake Factory (The)                            1,700(b)              62,581
New World Coffee-Manhattan Bagel                   72,500(b)              72,500
P.F. Chang's China Bistro                           1,800(b)              63,000
Steakhouse Partners                                15,100(b)              42,469
Total                                                                    515,025

Retail (3.2%)
American Eagle Outfitters                           3,400(b)              97,750
Christopher & Banks                                 3,550(b)             106,944
Cost Plus                                           5,400(b)             124,538
dELiAs Cl A                                        23,400(b,c)            92,138
Factory 2-U Stores                                  3,800(b)             103,788
Gymboree                                           18,400(b)             183,999
J. Jill Group                                       9,500(b)             166,249
Linens `N Things                                    3,800(b)             104,500
Pep Boys - Manny, Moe & Jack                        5,700                 34,713
Stamps.com                                         34,000(b)             102,000
Tuesday Morning                                    11,500(b)             112,125
Total                                                                  1,228,744

Textiles & apparel (0.8%)
Oakley                                              4,700(b)              83,519
Quiksilver                                          2,500(b)              66,375
Urban Outfitters                                   16,000(b)             171,000
Total                                                                    320,894

Transportation (1.5%)
Atlas Air Worldwide Holdings                        4,300(b)             121,045
Forward Air                                         2,900(b)              94,794
Knight Transportation                               2,050(b)              49,969
Landstar System                                     2,000(b)             135,500
Nordic American Tanker Shipping                     5,000(c)              99,500
Werner Enterprises                                  4,000                 68,500
Total                                                                    569,308

Utilities -- gas (0.5%)
El Paso                                             1,000                 65,300
Western Gas Resources                               3,700                119,325
Total                                                                    184,625

Utilities -- telephone (1.3%)
Allegiance Telecom                                  4,000(b)              59,000
Latitude Communications                            50,000(b)             199,219
Mpower Communications                              17,500(b)              44,297
Primus Telecommunications Group                    50,000(b)             165,625
STARTEC Global Communications                      60,000(b)              33,750
Total                                                                    501,891

Total common stocks
(Cost: $36,569,211)                                                  $32,233,262

Short-term security (7.3%)

Issuer                       Annualized             Amount              Value(a)
                           yield on date          payable at
                            of purchase            maturity

U.S. government agency
Federal Home Loan Bank Disc Nt
         04-02-01              5.00%              $2,790,000          $2,788,837

Total short-term security
(Cost: $2,789,225)                                                    $2,788,837

Total investments in securities
(Cost: $39,358,436)(d)                                               $35,022,099

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2001, the value of foreign securities represented 3.41% of net assets.

(d) At March 31, 2001, the cost of securities for federal income tax purposes was $39,735,479 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $   946,038
     Unrealized depreciation                                         (5,659,418)
                                                                     ----------
     Net unrealized depreciation                                    $(4,713,380)
                                                                    -----------

Independent Auditors' Report
THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Strategy Aggressive Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2001, and the financial highlights for each of the years in the five-year period ended March 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Strategy Aggressive Fund as of March 31, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP
KPMG LLP
Minneapolis, Minnesota
May 4, 2001


Financial Statements

Statement of assets and liabilities
AXP Strategy Aggressive Fund

March 31, 2001

Assets
Investments in securities, at value (Note 1)
   (identified cost $2,151,489,710)                                                         $1,896,107,093
Cash in bank on demand deposit                                                                   4,700,375
Dividends and accrued interest receivable                                                          803,929
Receivable for investment securities sold                                                       29,082,753
Capital shares receivable                                                                           26,953
                                                                                                    ------
Total assets                                                                                 1,930,721,103
                                                                                             -------------

Liabilities
Payable upon return of securities loaned (Note 5)                                                2,860,000
Payable for investment securities purchased                                                     38,121,287
Accrued investment management services fee                                                          30,488
Accrued distribution fee                                                                            29,299
Accrued service fee                                                                                     11
Accrued transfer agency fee                                                                          6,317
Accrued administrative services fee                                                                  2,469
Options contracts written, at value
   (premium received $609,282) (Note 6)                                                            519,375
Other accrued expenses                                                                             204,229
                                                                                                   -------
Total liabilities                                                                               41,773,475
                                                                                                ----------
Net assets applicable to outstanding capital stock                                          $1,888,947,628
                                                                                            ==============

Represented by
Capital stock -- $.01 par value (Note 1)                                                    $    1,459,568
Additional paid-in capital                                                                   2,830,741,774
Accumulated net realized gain (loss) (Note 9)                                                 (687,961,004)
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                                (255,292,710)
                                                                                              ------------
Total -- representing net assets applicable to outstanding capital stock                    $1,888,947,628
                                                                                            ==============
Net assets applicable to outstanding shares:              Class A                           $1,088,326,767
                                                          Class B                           $  793,740,262
                                                          Class C                           $    2,999,593
                                                          Class Y                           $    3,881,006
Net asset value per share of outstanding capital stock:   Class A shares      81,028,688    $        13.43
                                                          Class B shares      64,399,533    $        12.33
                                                          Class C shares         243,258    $        12.33
                                                          Class Y shares         285,277    $        13.60
                                                                                 -------    --------------

See accompanying notes to financial statements.


Statement of operations
AXP Strategy Aggressive Fund

Year ended March 31, 2001

Investment income
Income:
Dividends                                                                                  $     4,307,467
Interest                                                                                        19,795,298
   Less foreign taxes withheld                                                                      (7,172)
                                                                                                    ------
Total income                                                                                    24,095,593
                                                                                                ----------
Expenses (Note 2):
Investment management services fee                                                              17,403,353
Distribution fee
   Class A                                                                                       4,077,348
   Class B                                                                                      12,740,102
   Class C                                                                                          15,635
Transfer agency fee                                                                              4,316,296
Incremental transfer agency fee
   Class A                                                                                         280,348
   Class B                                                                                         338,080
   Class C                                                                                             920
Service fee -- Class Y                                                                               3,707
Administrative services fees and expenses                                                        1,337,942
Compensation of board members                                                                       15,177
Custodian fees                                                                                     340,117
Printing and postage                                                                               555,944
Registration fees                                                                                  219,591
Audit fees                                                                                          22,500
Other                                                                                               61,447
                                                                                                    ------
Total expenses                                                                                  41,728,507
   Earnings credits on cash balances (Note 2)                                                     (205,111)
                                                                                                  --------
Total net expenses                                                                              41,523,396
                                                                                                ----------
Investment income (loss) -- net                                                                (17,427,803)
                                                                                               -----------

Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
   Security transactions (Note 3)                                                             (667,519,206)
   Futures contracts                                                                           (31,403,277)
   Foreign currency transactions                                                                  (407,792)
   Options contracts written (Note 6)                                                           14,021,371
                                                                                                ----------
Net realized gain (loss) on investments                                                       (685,308,904)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                       (1,169,638,846)
                                                                                            --------------
Net gain (loss) on investments and foreign currencies                                       (1,854,947,750)
                                                                                            --------------
Net increase (decrease) in net assets resulting from operations                            $(1,872,375,553)
                                                                                           ===============

See accompanying notes to financial statements.


Statements of changes in net assets
AXP Strategy Aggressive Fund

Year ended March 31,                                                          2001                 2000

Operations and distributions
Investment income (loss) -- net                                        $   (17,427,803)     $  (12,239,626)
Net realized gain (loss) on investments                                   (685,308,904)        984,307,998
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies   (1,169,638,846)        450,174,199
                                                                        --------------         -----------
Net increase (decrease) in net assets resulting from operations         (1,872,375,553)      1,422,242,571
                                                                        --------------       -------------
Distributions to shareholders from:
   Net realized gain
     Class A                                                              (377,487,981)       (226,481,763)
     Class B                                                              (292,923,066)       (242,965,716)
     Class C                                                                  (723,299)                 --
     Class Y                                                                (1,014,618)               (703)
                                                                            ----------                ----
Total distributions                                                       (672,148,964)       (469,448,182)
                                                                          ------------        ------------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                 974,023,620         689,257,939
   Class B shares                                                          351,436,756         321,812,306
   Class C shares                                                            5,156,034                  --
   Class Y shares                                                           90,125,991               2,344
Reinvestment of distributions at net asset value
   Class A shares                                                          371,815,636         219,585,079
   Class B shares                                                          290,027,391         240,464,095
   Class C shares                                                              723,299                  --
   Class Y shares                                                            1,014,618                 703
Payments for redemptions
   Class A shares                                                         (540,046,467)       (268,667,769)
   Class B shares (Note 2)                                                (363,090,741)       (233,135,299)
   Class C shares (Note 2)                                                    (419,460)                 --
   Class Y shares                                                          (84,222,622)                 --
                                                                           -----------                 ---
Increase (decrease) in net assets from capital share transactions        1,096,544,055         969,319,398
                                                                         -------------         -----------
Total increase (decrease) in net assets                                 (1,447,980,462)      1,922,113,787
Net assets at beginning of year                                          3,336,928,090       1,414,814,303
                                                                         -------------       -------------
Net assets at end of year                                              $ 1,888,947,628      $3,336,928,090
                                                                       ===============      ==============

See accompanying notes to financial statements.

Notes to Financial Statements
AXP Strategy Aggressive Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks that are selected for their above-average growth potential.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 64 shares of capital stock at $31.37 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities
As of March 31, 2001, investments in securities included issues that are illiquid. The Fund currently limits investments in illiquid securities to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of March 31, 2001 was $96,791,390 representing 5.12% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Securities purchased on a when-issued basis
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuation, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its commitment. As of March 31, 2001, the Fund has entered into outstanding when-issued or forward commitments of $8,000,000.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $17,427,803 and accumulated net realized loss has been decreased by $408,082 resulting in a net reclassification adjustment to decrease paid-in capital by $17,835,885.

Dividends to shareholders
An annual dividend declared and paid by the end of the calendar year from net investment income, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.6% to 0.5% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Strategy Aggressive Fund to the Lipper Mid-Cap Growth Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $689,866 for the year ended March 31, 2001.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.03% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Sub-investment Advisory Agreement with Kenwood Capital Management LLC, an indirect subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $6,719,447 for Class A and $498,854 for Class B for the year ended March 31, 2001 and $474 for Class C for the period ended March 31, 2001. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the year ended March 31, 2001, the Fund's custodian and transfer agency fees were reduced by $205,111 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $4,023,806,759 and $3,655,146,253, respectively, for the year ended March 31, 2001. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $199,890 for the year ended March 31, 2001.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                        Year ended March 31, 2001
                               Class A      Class B   Class C*     Class Y
Sold                        34,346,223   13,442,025    220,660   3,759,565
Issued for
   reinvested distributions 21,743,271   18,449,383     46,113      58,580
Redeemed                   (21,538,687) (13,577,731)   (23,515) (3,533,047)
                           -----------  -----------    -------  ----------
Net increase (decrease)     34,550,807   18,313,677    243,258     285,098
                            ----------   ----------    -------     -------

* Inception date was June 26, 2000.

                                        Year ended March 31, 2000
                               Class A      Class B    Class C     Class Y
Sold                        21,819,198   10,139,546        N/A          61
Issued for
   reinvested distributions  7,191,116    8,305,215        N/A          23
Redeemed                    (9,116,275)  (8,940,209)       N/A          --
                            ----------   ----------       ----         ---
Net increase (decrease)     19,894,039   (9,504,552)       N/A          84
                            ----------   ----------       ----          --

5. LENDING OF PORTFOLIO SECURITIES
As of March 31, 2001, securities valued at $2,851,810 were on loan to brokers. For collateral, the Fund received $2,860,000 in cash. Income from securities lending amounted to $1,391,061 for the year ended March 31, 2001. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written are as follows:

                                        Year ended March 31, 2001
                                    Puts                      Calls
                           Contracts       Premium  Contracts      Premium
Balance March 31, 2000           500   $   248,491         --  $        --
Opened                        22,630    12,988,912     28,554   13,904,203
Closed                       (12,865)   (7,150,303)   (14,669)  (7,032,091)
Expired                       (6,640)   (3,877,423)    (7,935)  (3,288,750)
Exercised                     (3,375)   (2,097,931)    (4,300)  (3,085,826)
                              ------    ----------     ------   ----------
Balance March 31, 2001           250   $   111,746      1,650  $   497,536
                                 ---   -----------      -----  -----------

See "Summary of significant accounting policies."

7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended March 31, 2001.

8. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

9. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund had a capital loss carry-over of $677,889,503 as of March 31, 2001, that will expire in 2009 and 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended March 31,                                2001         2000         1999         1998          1997

Net asset value, beginning of period                      $ 37.03       $22.88       $22.12       $18.34        $18.99

Income from investment operations:

Net investment income (loss)                                 (.05)        (.05)        (.10)        (.03)         (.03)

Net gains (losses) (both realized and unrealized)          (17.20)       21.58         1.12         7.76           .51

Total from investment operations                           (17.25)       21.53         1.02         7.73           .48

Less distributions:

Distributions from realized gains                           (6.35)       (7.38)        (.26)       (3.95)        (1.13)

Net asset value, end of period                            $ 13.43       $37.03       $22.88       $22.12        $18.34

Ratios/supplemental data

Net assets, end of period (in millions)                    $1,088       $1,721          $608         $548         $386

Ratio of expenses to average daily net assets(b)            1.10%        1.06%         1.02%        1.01%        1.04%

Ratio of net investment income
   (loss) to average daily net assets                       (.26%)       (.22%)       (.48%)       (.45%)        (.15%)

Portfolio turnover rate
   (excluding short-term securities)                         137%         155%          98%          95%           80%

Total return(c)                                           (50.27%)     100.97%        4.68%       46.18%         2.00%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of a sales charge.

Class B

Per share income and capital changes(a)

Fiscal period ended March 31,                                2001         2000          1999         1998         1997

Net asset value, beginning of period                      $ 35.06       $22.05       $21.48       $18.04        $18.83

Income from investment operations:

Net investment income (loss)                                 (.20)        (.22)        (.27)        (.18)         (.18)

Net gains (losses) (both realized and unrealized)          (16.18)       20.61         1.10         7.57           .52

Total from investment operations                           (16.38)       20.39          .83         7.39           .34

Less distributions:

Distributions from realized gains                           (6.35)       (7.38)        (.26)       (3.95)        (1.13)

Net asset value, end of period                            $ 12.33       $35.06       $22.05       $21.48        $18.04

Ratios/supplemental data

Net assets, end of period (in millions)                      $794       $1,616         $806         $892          $737

Ratio of expenses to average daily net assets(b)            1.86%        1.81%         1.78%        1.77%        1.80%

Ratio of net investment income
   (loss) to average daily net assets                      (1.03%)      (1.00%)      (1.25%)      (1.21%)        (.91%)

Portfolio turnover rate
   (excluding short-term securities)                         137%         155%          98%          95%           80%

Total return(c)                                           (50.63%)      99.59%        3.88%       45.08%         1.22%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of a sales charge.



Class C

Per share income and capital changes(a)

Fiscal period ended March 31,                                2001(b)

Net asset value, beginning of period                      $ 30.40

Income from investment operations:

Net investment income (loss)                                 (.07)

Net gains (losses) (both realized and unrealized)          (11.65)

Total from investment operations                           (11.72)

Less distributions:

Distributions from realized gains                           (6.35)

Net asset value, end of period                            $ 12.33

Ratios/supplemental data

Net assets, end of period (in millions)                        $3

Ratio of expenses to average daily net assets(c)            1.86%(d)

Ratio of net investment income
   (loss) to average daily net assets                      (.84%)(d)

Portfolio turnover rate
   (excluding short-term securities)                         137%

Total return(e)                                           (43.07%)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.



Class Y

Per share income and capital changes(a)

Fiscal period ended March 31,                                2001         2000          1999         1998         1997

Net asset value, beginning of period                      $ 37.33       $23.00       $22.22       $18.40        $19.16

Income from investment operations:

Net investment income (loss)                                 (.01)        (.01)        (.10)          --            --

Net gains (losses) (both realized and unrealized)          (17.37)       21.72         1.14         7.77           .37

Total from investment operations                           (17.38)       21.71         1.04         7.77           .37

Less distributions:

Distributions from realized gains                           (6.35)       (7.38)        (.26)       (3.95)        (1.13)

Net asset value, end of period                            $ 13.60       $37.33       $23.00       $22.22        $18.40

Ratios/supplemental data

Net assets, end of period (in millions)                        $4          $--          $--          $--           $--

Ratio of expenses to average daily net assets(b)             .96%         .89%         .92%         .88%          .85%

Ratio of net investment income
   (loss) to average daily net assets                       (.03%)       (.07%)       (.40%)       (.35%)         .03%

Portfolio turnover rate
   (excluding short-term securities)                         137%         155%          98%          95%           80%

Total return(c)                                           (50.21%)     101.29%        4.74%       46.34%         2.18%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of a sales charge.

Investments in Securities
AXP Strategy Aggressive Fund
March 31, 2001

(Percentages represent value of investments compared to net assets)

Common stocks (77.9%)
Issuer                                         Shares          Value(a)

Airlines (1.0%)
Northwest Airlines Cl A                       840,000(b)    $19,005,000

Banks and savings & loans (5.4%)
Charter One Financial                         540,000        15,282,000
Investors Financial Services                   44,700         2,620,538
Southtrust                                    540,000        24,705,000
TCF Financial                                 875,000        33,066,250
Zions Bancorp                                 502,500        26,175,225
Total                                                       101,849,013

Building materials & construction (0.3%)
Martin Marietta Materials                     150,000         6,405,000

Communications equipment & services (4.4%)
American Tower Cl A                           300,000(b)      5,550,000
Brocade Communications
   Systems                                    400,000(b)      8,356,000
CIENA                                         850,000(b)     35,381,250
Equinix                                       970,000(b)      1,212,500
Finisar                                       609,800(b)      5,850,269
Powerwave Technologies                        925,000(b)     12,603,125
Sonus Networks                                160,000(b)      3,192,500
Time Warner Telecom Cl A                      300,000(b)     10,912,500
Total                                                        83,058,144

Computer software & services (2.1%)
BMC Software                                  700,000(b)     15,050,000
Electronic Arts                               139,800(b)      7,584,150
SunGard Data Systems                          338,100(b)     16,644,663
Total                                                        39,278,813

Computers & office equipment (10.3%)
Acxiom                                        450,000(b)      9,393,750
Embarcadero Technologies                      180,000(b)      2,992,500
Emulex                                        930,000(b)     17,495,625
Extreme Networks                              841,000(b)     12,791,610
Fiserv                                        400,800(b)     18,010,950
Henry (Jack) & Associates                     400,000         9,475,000
Juniper Networks                              700,000(b)     26,572,000
Mercury Interactive                           734,700(b)     30,765,562
Micromuse                                     750,000(b)     28,342,500
Peregrine Systems                             550,000(b)     10,725,000
Rational Software                             490,000(b)      8,697,500
Synopsys                                      400,000(b)     18,775,000
Total                                                       194,036,997

Electronics (5.2%)
Avanex                                        350,000(b)      3,699,500
Celestica                                     459,800(b,c)   12,681,284
Integrated Device Technology                  200,000(b)      5,922,000
Jabil Circuit                                 907,700(b)     19,624,474
Micrel                                        325,000(b)      9,079,688
Pericom Semiconductor                         527,100(b)      6,786,413
Symbol Technologies                           150,000         5,235,000
Waters                                        516,600(b)     23,996,069
Xilinx                                        335,800(b)     11,794,975
Total                                                        98,819,403

Energy (5.3%)
Alberta Energy                                460,000(c)     20,420,424
Apache                                        522,000        30,072,420
Kerr-McGee                                    398,200        25,843,180
Murphy Oil                                    200,000        13,316,000
Newfield Exploration                          290,000(b)     10,121,000
Total                                                        99,773,024

Energy equipment & services (2.9%)
BJ Services                                   150,000(b)     10,680,000
CNOOC ADR                                     705,000(b,c)   12,408,000
Santa Fe Intl                                 540,000        17,550,000
Weatherford Intl                              300,000(b)     14,805,000
Total                                                        55,443,000

Financial services (3.2%)
Countrywide Credit Inds                       480,000        23,688,000
Metris Companies                              915,000        19,013,700
Radian Group                                  266,000        18,021,500
Total                                                        60,723,200

Health care (11.6%)
Alkermes                                      796,700(b,e)   17,477,606
Biomet                                        550,000        21,664,844
Boston Scientific                             500,000(b)     10,090,000
Diversa                                       245,000(b)      3,705,625
Forest Laboratories                           321,000(b)     19,016,040
IDEC Pharmaceuticals                          429,000(b)     17,160,000
Invitrogen                                    566,500(b)     31,072,525
King Pharmaceuticals                          808,500(b)     32,946,374
Laboratory Corp
   America Holdings                           155,000(b)     18,638,750
MiniMed                                       254,000(b,g)    7,381,875
Sepracor                                       49,800(b)      1,593,600
Techne                                        455,000(b)     11,886,875
Teva Pharmaceutical Inds ADR                  516,700(c)     28,224,738
Total                                                       220,858,852

Health care services (4.6%)
AmeriSource Health Cl A                       550,000(b,g)   26,977,500
Caremark Rx                                   400,000(b)      5,216,000
Cytyc                                         957,000(b)     15,790,500
Express Scripts Cl A                          300,000(b,g)   26,004,000
Lincare Holdings                              100,000(b)      5,293,750
Universal Health Services Cl B                 76,800(b)      6,781,440
Total                                                        86,063,190

Insurance (4.2%)
Everest Re Group                              430,000(c)     28,603,600
Fidelity Natl Financial                     1,100,000        29,447,000
XL Capital Cl A                               273,600(c)     20,812,752
Total                                                        78,863,352

Media (4.1%)
Adelphia Communications Cl A                  500,000(b)     20,250,000
Univision Communications Cl A                 975,000(b)     37,206,000
Westwood One                                  850,000(b)     19,567,000
Total                                                        77,023,000

Metals (1.9%)
Shaw Group                                    750,000(b)     35,032,500

Miscellaneous (1.6%)
Agere Systems Cl A                          1,777,000(b)     10,981,860
Chapter 2 E-Services                          466,734(f,i)           --
Convergys                                     530,000(b)     19,117,100
Total                                                        30,098,960

Multi-industry conglomerates (0.8%)
Apollo Group Cl A                             478,050(b)     15,686,016

Real estate investment trust (0.5%)
Starwood Hotels &
   Resorts Worldwide                          300,000        10,203,000

Restaurants & lodging (1.8%)
Darden Restaurants                            270,000         6,412,500
Starbucks                                     650,000(b)     27,584,375
Total                                                        33,996,875

Retail (2.2%)
Bed Bath & Beyond                             700,000(b)     17,193,750
Best Buy                                      200,000(b)      7,192,000
Talbots                                       400,000        16,992,000
Total                                                        41,377,750

Transportation (0.4%)
Expeditors Intl of Washington                 143,400         7,232,738

Utilities -- electric (3.7%)
Calpine                                       990,000(b)     54,519,300
NRG Energy                                    400,000(b,g)   14,560,000
Total                                                        69,079,300

Utilities -- telephone (0.4%)
Metromedia Fiber
   Network Cl A                             1,519,700(b)      8,327,956

Total common stocks
(Cost: $1,713,473,460)                                   $1,472,235,083

Preferred stocks & other (5.2%)(b)
Issuer                                         Shares          Value(a)

Adaytum Software
   Series E                                   574,163(i)     $3,600,002
Agiliti
   Cv Series C                              1,700,000(i)      5,100,000
Aurgin Systems                              2,285,975(i)      5,623,499
Bandwidth9
   Series F                                 1,413,043(i)     12,999,995
Bluestream Ventures LP                      8,000,000(d,i,j)  8,000,000
Chapter 2 E-Services
   Series B                                   933,467(i)      5,119,600
Covia Technologies
   Series E                                 1,390,043(i)      3,483,448
Dia Dexus
   Cv Series C                                795,698(i)      6,166,659
Equinix
   Cv                                         238,726(i)        268,567
   Warrants                                     9,300           651,000
Evoice
   Cv Series D                              3,041,384(i)      3,413,801
Fibrogen
   Cv Series E                              1,113,586(i)      5,000,001
FREEI.Net                                     310,531(i)             --
Marketsoft
   Cv                                         698,770(i)      3,409,998
Mars
   Cv Series D                              2,142,857(i)      4,500,000
MarsMusic.com
   Cv                                       5,000,000(i)      5,000,000
Portera
   Series G                                 1,446,270(i)      4,845,004
Protein Delivery                            2,000,000(i)      5,000,000
SignalSoft
   Cv Series E                                844,594(i)      5,026,014
Tellium
   Series E                                    90,000(i)      2,700,000
Therox
   Series H                                   814,130(i)      3,744,998
Vcommerce
   Cv Series C                                769,957(i)      3,588,000
YOUpowered
   Cv Series B                                347,938(i)        201,804

Total preferred stocks & other
(Cost: $108,476,906)                                        $97,442,390

Bond (0.3%)
Issuer                        Coupon        Principal          Value(a)
                                rate           amount
Equinix
   Sr Nts
     12-01-07                 13.00%       $9,300,000        $6,510,000

Total bond
(Cost: $9,295,721)                                           $6,510,000

Options purchased (0.2%)
Issuer                Contracts     Exercise    Expiration     Value(a)
                                       price          date
Calls

Nasdaq 100                6,000          $45     Jan. 2002   $3,150,000
PeopleSoft                  700           25     July 2001      319,375
Siebel
   Systems                  700           35     Aug. 2001      273,000
Sun
   MicroSystems             700           15     July 2001      217,000

Total options purchased
(Cost: $4,208,291)                                           $3,959,375

Short-term securities (16.7%)(g)
Issuer                    Annualized           Amount          Value(a)
   yield on date          payable at
   of purchase              maturity

U.S. government agencies (9.2%)
Federal Home Loan Bank Disc Nt
   06-01-01                     4.93%     $20,400,000       $20,223,285
Federal Home Loan Mtge Corp Disc Nts
   04-03-01                     5.26       11,100,000        11,093,512
   04-24-01                     5.01       15,000,000        14,948,020
   07-06-01                     4.64       24,000,000        23,686,400
Federal Natl Mtge Assn Disc Nts
   04-30-01                     5.04        2,200,000         2,190,433
   05-03-01                     5.20       43,400,000        43,186,692
   05-24-01                     4.93       50,000,000        49,618,004
   05-31-01                     4.94        4,800,000         4,759,080
   06-14-01                     4.78        3,800,000         3,760,290
Total                                                       173,465,716

Commercial paper (7.5%)
AEGON Funding
   04-12-01                    5.49%        8,600,000(h)      8,582,891
Alabama Power
   06-21-01                     4.75        7,700,000         7,612,124
Cargill
   04-02-01                     5.45       16,500,000(h)     16,492,506
Commerzbank U.S. Finance
   05-01-01                     5.22        4,200,000         4,180,773
Delaware Funding
   04-18-01                     5.52        4,200,000(h)      4,187,919
Ford Motor Credit
   05-07-01                     5.09        6,000,000         5,967,382
   05-11-01                     5.04        2,200,000         2,186,481
Gannett
   04-18-01                     5.01        3,400,000(h)      3,391,028
Goldman Sachs Group
   05-16-01                     5.41        5,200,000         5,166,734
Heinz (HJ)
   04-26-01                     5.13          600,000           597,701
Kimberly-Clark
   04-18-01                     5.14        9,700,000(h)      9,673,737
May Dept Stores
   05-03-01                     4.92        9,000,000         8,958,350
Natl Rural Utilities
   05-25-01                     4.91        6,600,000         6,550,001
Paccar Financial
   04-12-01                     5.50        3,400,000         3,393,236
   04-30-01                     5.04       10,000,000         9,956,773
SBC Communications
   04-18-01                     5.15        3,100,000(h)      3,091,590
   04-23-01                     5.11        9,600,000(h)      9,567,424
   05-02-01                     5.22       14,900,000(h)     14,830,068
Sysco
   04-20-01                     5.42        4,500,000(h)      4,485,224
UBS Finance (Delaware)
   04-02-01                     5.50        5,700,000         5,697,387
Windmill Funding
   06-06-01                     4.99        8,000,000(h)      7,925,200
Total                                                       142,494,529

Total short-term securities
(Cost: $316,035,332)                                       $315,960,245

Total investments in securities
(Cost: $2,151,489,710)(k)                                $1,896,107,093

See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2001, the value of foreign securities represented 6.52% of net assets.

(d)  The  share  amount  for  Limited  Liability   Companies  (LLC)  or  Limited
     Partnerships (LP) represents capital contributions.

(e) Security is partially or fully on loan. See Note 5 to the financial statements.

(f) Negligible market value.

(g) At March 31, 2001, securities valued at $7,602,000 were held to cover open call options written as follows (see Note 6 to the financial statements):

     Issuer                Contracts    Exercise  Expiration     Value(a)
                                           price        date

     AmeriSource
      Health Cl A             500          $ 60   April 2001     $  6,250
     Express
      Scripts Cl A            250           110     May 2001       23,125
     MiniMed                  400            45   April 2001       17,500
     NRG Energy               500            35    June 2001      250,000
                              ---            --    ---------      -------
     Total value                                                 $296,875
                                                                 --------

     At March 31, 2001, cash or short-term securities were designated to cover open put options written as follows (see Note 6 to the financial statements):

     Issuer                Contracts    Exercise  Expiration     Value(a)
                                           price        date

     Micromuse                250           $45   April 2001     $222,500

(h) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(i)  Identifies issues considered to be illiquid as to their  marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at March 31, 2001, is as follows:

     Security                              Acquisition               Cost
                                                 dates
     Adaytum Software                         09-15-00        $ 3,600,002
     Agiliti
       Cv                                     11-14-00          5,100,000
     Aurgin Systems
       2.46%                                  12-16-99          5,623,499
     Bandwidth9
       Series F                               11-01-00         12,999,995
     Bluestream Ventures LP                   06-28-00          8,000,000
     Chapter 2 E-Services                     11-08-00                 --
       Series B                               11-09-00          5,119,600
     Covia Technologies
       Series E                               08-16-00          3,483,448
     Dia Dexus
       Cv Series C                            04-03-00          6,166,659
     Equinix
       Cv                                     05-19-00          3,599,988
     Evoice
       Cv Series D                            11-27-00          3,410,003
     Fibrogen
       Cv Series E                            05-17-00          5,000,001
     FREEI.Net
       8.05%                                  11-04-99          5,000,002
     MarketSoft
       Cv                                     12-11-00          3,409,998
     Mars
       Cv Series D                            06-16-00          4,500,000
     MarsMusic.com
       Cv                                     12-01-99          5,000,000
     Portera
       Series G                               11-10-00          4,845,004
     Protein Delivery
       2.50%                                  05-04-99          5,000,000
     SignalSoft
       Cv Series E                            12-15-99          4,999,996
     Tellium                                  09-19-00          2,700,000
     Therox                                   09-05-00          3,744,998
     Vcommerce
       Cv Series C                            07-21-00          3,588,000
     YOUpowered
       Cv Series B                            06-01-00          2,699,999

(j) At March 31, 2001, the cost of securities purchased on a when-issued basis was $8,000,000.

(k) At March 31, 2001, the cost of securities for federal income tax purposes was $2,161,850,194 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                              $ 111,196,019
     Unrealized depreciation                               (376,939,120)
                                                           ------------
     Net unrealized depreciation                          $(265,743,101)

PART C. OTHER INFORMATION
------

Item 23. Exhibits

(a) Articles of Incorporation as amended Nov. 14, 1991, filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 18 to Registration Statement No. 2-89288 are incorporated by reference.

(b) By-laws of AXP Strategy Series, Inc. as amended January 11, 2001, are filed electronically herewith.

(c) Stock Certificate filed as Exhibit 4 to Post-Effective Amendment No. 3 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(1)   Investment  Management  Services  Agreement  dated July 1, 1999 between
         Registrant on behalf of AXP Equity Value Fund and AXP Strategy Aggressive Fund and American Express Financial Corporation is incorporated by reference to Exhibit (d)(1) to Registrant's Post-Effective Amendment No. 38 filed on or about June 16, 2000.

(d)(2) Investment Management Services Agreement between Registrant on behalf of AXP Small Cap Advantage Fund and American Express Financial Corporation, dated April 8, 1999, filed electronically as Exhibit
         (d)(2) to Registrant's Post-Effective Amendment No. 36 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(3) Investment Sub-Advisory Agreement between American Express Financial Corporation and Kenwood Capital Management LLC, dated April 7, 1999, filed electronically as Exhibit (d)(3) to Registrant's Post-Effective Amendment No. 33 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(4) Investment Management Services Agreement between Registrant on behalf of AXP Focus 20 Fund, and American Express Financial Corporation, dated March 9, 2000, is incorporated by reference to Exhibit (d)(4) to Registrant's Post-Effective Amendment No. 36 filed on or about April 4, 2000.

(d)(5) Investment Management Services Agreement between Registrant, on behalf of AXP Small Cap Growth Fund, and American Express Financial Corporation, dated November 9, 2000, filed electronically as Exhibit
         (d)(5) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(6) Investment Sub-advisory Agreement between American Express Financial Corporation and RS Investment Management, L.P., dated January 16, 2001, is filed electronically herewith.

(d)(7) Investment Sub-advisory Agreement between American Express Financial Corporation and Neuberger Berman Management Inc., dated January 16, 2001, is filed electronically herewith.

(d)(8) Investment Sub-advisory Agreement between American Express Financial Corporation and INVESCO Funds Group, Inc., dated January 16, 2001, is filed electronically herewith.

(e)(1) Distribution Agreement, dated July 8, 1999, between AXP Utilities Income Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (e) to AXP Utilities Income Fund, Inc. Post-Effective Amendment No. 22, to Registration Statement File No. 33-20872 filed on or about August 27, 1999. Registrant's Distribution Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(e)(2) Distribution Agreement between Registrant on behalf of AXP Focus 20 Fund, and American Express Financial Advisors Inc., dated March 9, 2000, is incorporated by reference to Exhibit (e)(2) to Registrant's Post-Effective Amendment No. 36 filed on or about April 4, 2000.

(e)(3) Form of Distribution Agreement between Registrant, on behalf of AXP Small Cap Growth Fund, and American Express Financial Advisors Inc., dated November 9, 2000, filed electronically as Exhibit (e)(3) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-89288 is incorporated by reference.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(g)(1) Custodian Agreement between Registrant on behalf of AXP Equity Value Fund and AXP Strategy Aggressive Fund, and American Express Trust Company, dated March 20, 1995, filed electronically as Exhibit 8(a) to Registrant's Post-Effective Amendment No. 25 to Registration Statement No. 2-89288 is incorporated by reference.

(g)(2) Custodian Agreement Amendment between IDS International Fund, Inc. and American Express Trust Company, dated October 9, 1997, filed electronically on or about December 23, 1997 as Exhibit 8(c) to IDS
         International Fund, Inc.'s Post-Effective Amendment No. 26 to Registration Statement No. 2-92309, is incorporated by reference.
         Registrant's Custodian Agreement for AXP Equity Value Fund and AXP Strategy Aggressive Fund differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(g)(3) Custodian Agreement dated May 13, 1999, between American Express Trust Company and The Bank of New York is incorporated by reference to IDS Precious Metals Fund, Inc. Post-Effective Amendment No. 33, File No. 2-93745 filed on or about May 21, 1999.

(g)(4) Custodian Agreement between Registrant on behalf of AXP Focus 20 Fund, and American Express Trust Company, dated March 9, 2000, is incorporated by reference to Exhibit (g)(5) to Registrant's Post-Effective Amendment No. 36 filed on or about April 4, 2000.

(g)(5) Custodian Agreement between Registrant, on behalf of AXP Small Cap Growth Fund, and American Express Trust Company, dated November 9, 2000, filed electronically as Exhibit (g)(5) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-89288 is incorporated by reference.

(h)(1) Administrative Services Agreement between Registrant on behalf of IDS Strategy Aggressive Fund and IDS Equity Value Fund and American
         Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 25 to Registration Statement No. 2-89288 is incorporated by reference.

(h)(2) Administrative Services Agreement between Registrant on behalf of AXP Small Cap Advantage Fund and American Express Financial Corporation dated April 8, 1999, filed electronically as Exhibit (h)(2) to Registrant's Post-Effective Amendment No. 33 to Registration Statement No. 2-89288 is incorporated by reference.

(h)(3) License Agreement between the Registrant and IDS Financial Corporation dated January 25, 1988, filed electronically as Exhibit 9(b) to Registrant's Post-Effective Amendment No. 11 to Registration Statement No. 2-89288 is incorporated by reference.

(h)(4) License Agreement, dated June 17, 1999, between the American Express Funds and American Express Company, filed electronically on or about September 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(h)(5) Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997, filed electronically on or about May 27, 1997 as Exhibit 9(e) to IDS Precious Metals Fund, Inc.'s Post-Effective Amendment No. 30 to Registration Statement No. 2-93745, is incorporated by reference. Registrant's Class Y Shareholder Service Agreement for AXP Equity Value Fund and AXP Strategy Aggressive Fund differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(6) Transfer Agency Agreement between Registrant and American Express Client Service Corporation, dated May 10, 2001, on behalf of all funds in the series, is filed electronically herewith.

(h)(7) Administrative Services Agreement between Registrant on behalf of AXP Focus 20 Fund, dated March 9, 2000, is incorporated by reference to Exhibit (h)(7) to Registrant's Post-Effective Amendment No. 36 filed on or about April 4, 2000.

(h)(8) Administrative Services Agreement between Registrant, on behalf of AXP Small Cap Growth Fund, and American Express Financial Corporation, dated November 9, 2000, filed electronically as Exhibit (h)(8) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-89288 is incorporated by reference.

(h)(9) Class Y Shareholder Service Agreement between Registrant, on behalf of AXP Small Cap Growth Fund, and American Express Financial Advisors, Inc., dated November 9, 2000, filed electronically as Exhibit (h)(9) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-89288 is incorporated by reference.

(h)(10) Class Y Shareholder Services Agreement between IDS Strategy Fund Inc., on behalf of AXP Small Cap Advantage Fund and American Express Financial Advisors Inc., dated April 8, 1999, is filed electronically herewith.

(h)(11) Class Y Shareholder Services Agreement between AXP Strategy Series, Inc., on behalf of AXP Focus 20 Fund and American Express Financial Advisors Inc., dated March 9, 2000, is filed electronically herewith.

(i)      Opinion and Consent of Counsel is filed electronically herewith.

(j)      Independent Auditors' Consent is filed electronically herewith.

(k)      Omitted Financial Statements:      None.

(l)      Initial Capital Agreements:        Not Applicable.

(m)(1) Plan and Agreement of Distribution dated July 1, 1999 between AXP Discovery Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m) to AXP Discovery Fund, Inc. Post-Effective Amendment No. 36 to Registration Statement File No.
         2-72174 filed on or about July 30, 1999. Registrant's Plan and Agreement of Distribution differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(m)(2) Plan and Agreement of Distribution between Registrant on behalf of AXP Small Cap Advantage Fund and American Express Financial Advisors Inc. dated April 8, 1999, filed electronically as Exhibit (m)(2) to Registrant's Post-Effective Amendment No. 33 to Registration Statement No. 2-89288 is incorporated by reference.

(m)(3) Plan and Agreement of Distribution between Registrant on behalf of AXP Focus 20 Fund and American Express Financial Advisors Inc., dated March 9, 2000, is incorporated by reference to Exhibit (m)(3) to Registrant's Post-Effective Amendment No. 36 filed on or about April 4, 2000.

(m)(4) Plan and Agreement of Distribution For Class C Shares dated March 9, 2000 between AXP Bond Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m)(2) to AXP Bond Fund, Inc.'s Post-Effective Amendment No. 51 to Registration
         Statement File No. 2-51586 filed on or about June 26, 2000. Registrant's Plan and Agreement of Distribution for Class C Shares differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(m)(5) Plan and Agreement of Distribution between Registrant, on behalf of AXP Small Cap Growth Fund, and American Express Financial Advisors Inc., dated November 9, 2000, filed electronically as Exhibit (m)(5) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-89288 is incorporated by reference.

(m)(6) Plan and Agreement of Distribution for Class C Shares between Registrant, on behalf of AXP Small Cap Growth Fund, and American Express Financial Advisors Inc., dated November 9, 2000, filed electronically as Exhibit(m)(6) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-89288 is incorporated by reference.

(n) Rule 18f-3 Plan, dated March 9, 2000, is incorporated by reference to Exhibit (n) to AXP Bond Fund Inc.'s Post-Effective Amendment No. 51 to Registration Statement File No. 2-51586 filed on or about June 26, 2000.

(o)      Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about March 30, 2000 as Exhibit (p)(1) to AXP Market Advantage Series, Inc.'s Post-Effective Amendment No. 24 to Registration Statement No. 33-30770, is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment advisor and principal underwriter filed electronically on or about March 30, 2000 as Exhibit (p)(2) by AXP Market Advantage Series, Inc.'s Post-Effective Amendment No. 24 to Registration Statement No. 33-30770, is incorporated by reference.

(p)(3) Code of Ethics adopted under Rule 17j-1 by AXP Small Cap Growth Fund's subadvisor INVESCO Funds Group Inc., is filed electronically herewith.

(p)(4) Code of Ethics adopted under Rule 17j-1 by AXP Small Cap Growth Fund's subadvisor Neuberger Berman Management Inc., is filed electronically herewith.

(p)(5) Code of Ethics adopted under Rule 17j-1 by AXP Small Cap Growth Fund's subadvisor RS Investment Management, L.P., is filed electronically herewith.

(q)(1) Directors' Power of Attorney to sign amendments to this Registration Statement, dated Jan. 11, 2001, is filed electronically herewith.

(q)(2) Officers' Power of Attorney to sign amendments to this Registration Statement, dated Jan. 11, 2001, is filed electronically herewith.

Item 24. Persons Controlled by or under Common Control with Registrant
         -------------------------------------------------------------

                  None.

Item 25. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.


Item 26.          Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

Name and Title                  Other company(s)             Address                      Title within other
                                                                                          company(s)

Ronald G. Abrahamson,           American Express Client      IDS Tower 10                 Director and Vice President
Vice President                  Service Corporation          Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                Public Employee Payment                                   Director and Vice President
                                Company

Douglas A. Alger,               American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

Peter J. Anderson,              Advisory Capital             IDS Tower 10                 Director
Director and Senior Vice        Strategies Group Inc.        Minneapolis, MN 55440
President

                                American Express Asset                                    Director and Chairman of
                                Management Group Inc.                                     the Board

                                American Express Asset                                    Director, Chairman of the
                                Management International,                                 Board and Executive Vice
                                Inc.                                                      President

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                IDS Capital Holdings Inc.                                 Director and President

                                IDS Futures Corporation                                   Director

                                NCM Capital Management       2 Mutual Plaza               Director
                                Group, Inc.                  501 Willard Street
                                                             Durham, NC  27701

Ward D. Armstrong,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Service                                  Vice President
                                Corporation

                                American Express Trust                                    Director and Chairman of
                                Company                                                   the Board

John M. Baker,                  American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Trust                                    Senior Vice President
                                Company

Joseph M. Barsky III,           American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Timothy V. Bechtold,            American Centurion Life      IDS Tower 10                 Director and President
Vice President                  Assurance Company            Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                IDS Life Insurance Company                                Executive Vice President

                                IDS Life Insurance Company   P.O. Box 5144                Director and President
                                of New York                  Albany, NY 12205

                                IDS Life Series Fund, Inc.                                Director

John C. Boeder,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Futures Corporation                                   Director and President

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

Douglas W. Brewers,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Karl J. Breyer,                 American Express Financial   IDS Tower 10                 Senior Vice President
Director, Corporate Senior      Advisors Inc.                Minneapolis, MN 55440
Vice President

                                American Express Financial                                Director
                                Advisors Japan Inc.

                                American Express Minnesota                                Director
                                Foundation

Cynthia M. Carlson,             American Enterprise          IDS Tower 10                 Director, President and
Vice President                  Investment Services Inc.     Minneapolis, MN 55440        Chief Executive Officer

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Express Service                                  Vice President
                                Corporation

Mark W. Carter,                 American Express Financial   IDS Tower 10                 Senior Vice President and
Director, Senior Vice           Advisors Inc.                Minneapolis, MN 55440        Chief Marketing Officer
President and Chief Marketing
Officer

                                IDS Life Insurance Company                                Executive Vice President

Kenneth I. Chenaut              American Express Company     American Express Tower       President and Chief
Director                                                     World Financial Center       Operating Officer
                                                             New York, NY  10285

James E. Choat,                 American Centurion Life      IDS Tower 10                 Executive Vice President
Director and Senior Vice        Assurance Company            Minneapolis, MN 55440
President

                                American Enterprise Life                                  Director, President and
                                Insurance Company                                         Chief Executive Officer

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

                                IDS Life Insurance Company   P.O. Box 5144                Executive Vice President
                                of New York                  Albany, NY 12205

Kenneth J. Ciak,                AMEX Assurance Company       IDS Tower 10                 Director and President
Vice President and General                                   Minneapolis, MN 55440
Manager

                                American Express Financial                                Vice President and General
                                Advisors Inc.                                             Manager

                                IDS Property Casualty        1 WEG Blvd.                  Director and President
                                Insurance Company            DePere, WI 54115

Paul A. Connolly,               American Express Financial   IDS Tower 10                 Vice President - Retail
Vice President - Retail         Advisors Inc.                Minneapolis, MN 55440        Distribution Services
Distribution Services

Colleen Curran,                 American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel

                                American Express Service                                  Vice President and Chief
                                Corporation                                               Legal Counsel

Luz Maria Davis                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Douglas K. Dunning,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Gordon L. Eid,                  American Express Financial   IDS Tower 10                 Senior Vice President,
Director, Senior Vice           Advisors Inc.                Minneapolis, MN 55440        General Counsel and Chief
President, General Counsel                                                                Compliance Officer
and Chief Compliance Officer

                                American Express Financial                                Vice President and Chief
                                Advisors Japan Inc.                                       Compliance Officer

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Wyoming Inc.

                                IDS Real Estate Services,                                 Vice President
                                Inc.

                                Investors Syndicate                                       Director
                                Development Corp.

Robert M. Elconin,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Vice President

Gordon M. Fines,                American Express Asset       IDS Tower 10                 Senior Vice President and
Vice President                  Management Group Inc.        Minneapolis, MN 55440        Chief Investment Officer

                                American Express Financial                                Vice President
                                Advisors Inc.

Douglas L. Forsberg,            American Centurion Life      IDS Tower 10                 Director
Vice President                  Assurance Company            Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Express Financial                                Director, President and
                                Advisors Japan Inc.                                       Chief Executive Officer

Jeffrey P. Fox,                 American Enterprise Life     IDS Tower 10                 Vice President and
Vice President and Corporate    Insurance Company            Minneapolis, MN 55440        Controller
Controller

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Corporate Controller

Peter A. Gallus                 American Express Financial   IDS Tower 10                 Vice President-Investment
Vice President-Investment       Advisors Inc.                Minneapolis, MN 55440        Administration
Administration

Harvey Golub,                   American Express Company     American Express Tower       Chairman and Chief
Director                                                     World Financial Center       Executive Officer
                                                             New York, NY  10285

                                American Express Travel                                   Chairman and Chief
                                Related Services Company,                                 Executive Officer
                                Inc.

David A. Hammer,                American Express Financial   IDS Tower 10                 Vice President and
Vice President and Marketing    Advisors Inc.                Minneapolis, MN 55440        Marketing Controller
Controller

                                IDS Plan Services of                                      Director and Vice President
                                California, Inc.

Teresa A. Hanratty              American Express Financial   IDS Tower 10                 Senior Vice
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440        President-Field Management
President-Field Management

Lorraine R. Hart,               AMEX Assurance Company       IDS Tower 10                 Vice President
Vice President                                               Minneapolis, MN 55440

                                American Centurion Life                                   Vice President
                                Assurance Company

                                American Enterprise Life                                  Vice President
                                Insurance Company

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Partners Life                                    Director and Vice
                                Insurance Company                                         President

                                IDS Certificate Company                                   Vice President

                                IDS Life Insurance Company                                Vice President

                                IDS Life Series Fund, Inc.                                Vice President

                                IDS Life Variable Annuity                                 Vice President
                                Funds A and B

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President

                                IDS Life Insurance Company   P.O. Box 5144                Vice President
                                of New York                  Albany, NY 12205

                                IDS Property Casualty        1 WEG Blvd.                  Vice President
                                Insurance Company            DePere, WI 54115

Scott A. Hawkinson,             American Express Financial   IDS Tower 10                 Vice President and
Vice President and Controller   Advisors Inc.                Minneapolis, MN 55440        Controller

Janis K. Heaney,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Brian M. Heath                  American Express Financial   IDS Tower 10                 Senior Vice President and
Director, Senior Vice           Advisors Inc.                Minneapolis, MN 55440        General Sales Manager
President and General Sales
Manager

Darryl G. Horsman,              American Express Trust       IDS Tower 10                 Director and President
Vice President                  Company                      Minneapolis, MN 55440

                                American Express Asset                                    Vice President
                                Management International
                                Inc.

Jeffrey S. Horton,              AMEX Assurance Company       IDS Tower 10                 Vice President, Treasurer
Vice President and Corporate                                 Minneapolis, MN 55440        and Assistant Secretary
Treasurer

                                American Centurion Life                                   Vice President and
                                Assurance Company                                         Treasurer

                                American Enterprise                                       Vice President and
                                Investment Services Inc.                                  Treasurer

                                American Enterprise Life                                  Vice President and
                                Insurance Company                                         Treasurer

                                American Express Asset                                    Vice President and
                                Management Group Inc.                                     Treasurer

                                American Express Asset                                    Vice President and
                                Management International                                  Treasurer
                                Inc.

                                American Express Client                                   Vice President and
                                Service Corporation                                       Treasurer

                                American Express                                          Vice President and
                                Corporation                                               Treasurer

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Treasurer

                                American Express Financial                                Vice President and
                                Advisors Japan Inc.                                       Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Arizona Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Idaho Inc.                                      Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Nevada Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oregon Inc.                                     Treasurer

                                American Express Minnesota                                Vice President and
                                Foundation                                                Treasurer

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Kentucky Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Maryland Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Pennsylvania Inc.

                                American Partners Life                                    Vice President and
                                Insurance Company                                         Treasurer

                                IDS Cable Corporation                                     Director, Vice President
                                                                                          and Treasurer

                                IDS Cable II Corporation                                  Director, Vice President
                                                                                          and Treasurer

                                IDS Capital Holdings Inc.                                 Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Certificate Company                                   Vice President and
                                                                                          Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Alabama Inc.                                              Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Arkansas Inc.                                             Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Massachusetts Inc.                                        Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                New Mexico Inc.                                           Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                North Carolina Inc.                                       Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Ohio Inc.                                                 Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Wyoming Inc.                                              Treasurer

                                IDS Life Insurance Company                                Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Treasurer

                                IDS Life Series Fund Inc.                                 Vice President and
                                                                                          Treasurer

                                IDS Life Variable Annuity                                 Vice President and
                                Funds A & B                                               Treasurer

                                IDS Management Corporation                                Director, Vice President
                                                                                          and Treasurer

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Treasurer

                                IDS Plan Services of                                      Vice President and
                                California, Inc.                                          Treasurer

                                IDS Real Estate Services,                                 Vice President and
                                Inc.                                                      Treasurer

                                IDS Realty Corporation                                    Vice President and
                                                                                          Treasurer

                                IDS Sales Support Inc.                                    Vice President and
                                                                                          Treasurer

                                Investors Syndicate                                       Vice President and
                                Development Corp.                                         Treasurer

                                IDS Property Casualty        1 WEG Blvd.                  Vice President, Treasurer
                                Insurance Company            DePere, WI 54115             and Assistant Secretary

                                Public Employee Payment                                   Vice President and
                                Company                                                   Treasurer

David R. Hubers,                AMEX Assurance Company       IDS Tower 10                 Director
Director, President and Chief                                Minneapolis, MN 55440
Executive Officer

                                American Express Financial                                Chairman, President and
                                Advisors Inc.                                             Chief Executive Officer

                                American Express Service                                  Director and President
                                Corporation

                                IDS Certificate Company                                   Director

                                IDS Life Insurance Company                                Director

                                IDS Plan Services of                                      Director and President
                                California, Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

Debra A. Hutchinson             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN  55440

James M. Jensen,                American Express Financial   IDS Tower 10                 Vice President and
Vice President and              Advisors Inc.                Minneapolis, MN 55440        Controller-Advice and
Controller-Advice and Retail                                                              Retail Distribution Group
Distribution Group

                                IDS Life Insurance Company                                Vice President

Marietta L. Johns,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

Nancy E. Jones,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Service                                  Vice President
                                Corporation

Ora J. Kaine,                   American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Linda B. Keene,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Richard W. Kling,               AMEX Assurance Company       IDS Tower 10                 Director
Director and Senior Vice                                     Minneapolis, MN 55440
President - Insurance Products

                                American Centurion Life                                   Director and Chairman of
                                Assurance Company                                         the Board

                                American Enterprise Life                                  Director and Chairman of
                                Insurance Company                                         the Board

                                American Express                                          Director and President
                                Corporation

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Insurance Products

                                American Express Insurance                                Director and President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and President
                                Agency of Oregon Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                American Express Service                                  Vice President
                                Corporation

                                American Partners Life                                    Director and Chairman of
                                Insurance Company                                         the Board

                                IDS Certificate Company                                   Director and Chairman of
                                                                                          the Board

                                IDS Insurance Agency of                                   Director and President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Director and President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Director and President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Director and President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Director and President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Director and President
                                Wyoming Inc.

                                IDS Life Insurance Company                                Director, Chief Executive
                                                                                          Officer and President

                                IDS Life Series Fund, Inc.                                Director and President

                                IDS Life Variable Annuity                                 Manager, Chairman of the
                                Funds A and B                                             Board and President

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

                                IDS Life Insurance Company   P.O. Box 5144                Director and Chairman of
                                of New York                  Albany, NY 12205             the Board

John M. Knight                  American Express Financial   IDS Tower 10                 Vice President
                                Advisors                     Minneapolis, MN  55440

Paul F. Kolkman,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President

                                IDS Life Series Fund, Inc.                                Vice President and Chief
                                                                                          Actuary

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

Claire Kolmodin,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Steve C. Kumagai,               American Express Financial   IDS Tower 10                 Director and Senior Vice
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440        President-Direct and
President-Direct and                                                                      Interactive Group
Interactive Group

Kurt A Larson,                  American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Lori J. Larson,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Daniel E. Laufenberg,           American Express Financial   IDS Tower 10                 Vice President and Chief
Vice President and Chief U.S.   Advisors Inc.                Minneapolis, MN 55440        U.S. Economist
Economist

Peter A. Lefferts,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Trust                                    Director
                                Company

                                IDS Plan Services of                                      Director
                                California, Inc.

Douglas A. Lennick,             American Express Financial   IDS Tower 10                 Director and Executive
Director and Executive Vice     Advisors Inc.                Minneapolis, MN 55440        Vice President
President

Mary J. Malevich,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Fred A. Mandell,                American Express Financial   IDS Tower 10                 Vice President -
Vice President - Distribution   Advisors Inc.                Minneapolis, MN 55440        Distribution Channel
Channel Marketing                                                                         Marketing

Timothy J. Masek                American Express Financial   IDS Tower 10                 Vice President and
Vice President and Director     Advisors Inc.                Minneapolis, MN 55440        Director of Global Research
of Global Research

Sarah A. Mealey,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Paula R. Meyer,                 American Enterprise Life     IDS Tower 10                 Vice President
Vice President                  Insurance Company            Minneapolis, MN 55440

                                American Express                                          Director
                                Corporation

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Partners Life                                    Director and President
                                Insurance Company

                                IDS Certificate Company                                   Director and President

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President

                                Investors Syndicate                                       Director, Chairman of the
                                Development Corporation                                   Board and President

Shashank B. Modak               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Pamela J. Moret,                American Express Financial   IDS Tower 10                 Senior Vice President -
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440        Investment Products
President - Investment
Products

                                American Express Trust                                    Vice President
                                Company

                                IDS Certificate Company                                   Director

                                IDS Life Insurance Company                                Executive Vice President

Barry J. Murphy,                American Express Client      IDS Tower 10                 Director and President
Director and Senior Vice        Service Corporation          Minneapolis, MN 55440
President

                                American Enterprise                                       Director
                                Investment Services, Inc.

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President

Mary Owens Neal,                American Express Financial   IDS Tower 10                 Vice President-Consumer
Vice President-Consumer         Advisors Inc.                Minneapolis, MN 55440        Marketing
Marketing

Michael J. O'Keefe,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

James R. Palmer,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Vice President

Carla P. Pavone,                American Express Financial   IDS Tower 10                 Vice
Vice President-Compensation     Advisors Inc.                Minneapolis, MN 55440        President-Compensation
Services and ARD Product                                                                  Services and ARD Product
Distribution                                                                              Distribution

                                Public Employee Payment                                   Director and President
                                Company

Thomas P. Perrine,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

Susan B. Plimpton,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Ronald W. Powell,               American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel

                                IDS Cable Corporation                                     Vice President and
                                                                                          Assistant Secretary

                                IDS Cable II Corporation                                  Vice President and
                                                                                          Assistant Secretary

                                IDS Management Corporation                                Vice President and
                                                                                          Assistant Secretary

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Assistant Secretary

                                IDS Plan Services of                                      Vice President and
                                California, Inc.                                          Assistant Secretary

                                IDS Realty Corporation                                    Vice President and
                                                                                          Assistant Secretary

James M. Punch,                 American Express Financial   IDS Tower 10                 Vice President - Branded
Vice President - Branded        Advisors Inc.                Minneapolis, MN 55440        Platform Project
Platform Project

Frederick C. Quirsfeld,         American Express Asset       IDS Tower 10                 Senior Vice President and
Director and Senior Vice        Management Group Inc.        Minneapolis, MN 55440        Senior Portfolio Manager
President

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

Rollyn C. Renstrom,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Rebecca K. Roloff,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

Stephen W. Roszell,             Advisory Capital             IDS Tower 10                 Director
Director and Senior Vice        Strategies Group Inc.        Minneapolis, MN 55440
President

                                American Express Asset                                    Director, President and
                                Management Group Inc.                                     Chief Executive Officer

                                American Express Asset                                    Director
                                Management International,
                                Inc.

                                American Express Asset                                    Director
                                Management Ltd.

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Trust                                    Director
                                Company

Erven A. Samsel,                American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

Theresa M. Sapp                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Stuart A. Sedlacek,             AMEX Assurance Company       IDS Tower 10                 Director
Director, Senior Vice                                        Minneapolis, MN 55440
President and Chief Financial
Officer

                                American Enterprise Life                                  Executive Vice President
                                Insurance Company

                                American Express Financial                                Senior Vice President and
                                Advisors Inc.                                             Chief Financial Officer

                                American Express Trust                                    Director
                                Company

                                American Partners Life                                    Director and Vice President
                                Insurance Agency

                                IDS Certificate Company                                   Director and President

                                IDS Life Insurance Company                                Executive Vice President
                                                                                          and Controller

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

Donald K. Shanks,               AMEX Assurance Company       IDS Tower 10                 Senior Vice President
Vice President                                               Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Senior Vice President
                                Insurance Company            DePere, WI 54115

Judy P. Skoglund,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Bridget Sperl,                  American Express Client      IDS Tower 10                 Vice President
Vice President                  Service Corporation          Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                Public Employee Payment                                   Director and President
                                Company

Lisa A. Steffes,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

William A. Stoltzmann,          American Enterprise Life     IDS Tower 10                 Director, Vice President,
Vice President and Assistant    Insurance Company            Minneapolis, MN 55440        General Counsel and
General Counsel                                                                           Secretary

                                American Express                                          Director, Vice President
                                Corporation                                               and Secretary

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Assistant General Counsel

                                American Partners Life                                    Director, Vice President,
                                Insurance Company                                         General Counsel and
                                                                                          Secretary

                                IDS Life Insurance Company                                Vice President, General
                                                                                          Counsel and Secretary

                                IDS Life Series Fund Inc.                                 General Counsel and
                                                                                          Assistant Secretary

                                IDS Life Variable Annuity                                 General Counsel and
                                Funds A & B                                               Assistant Secretary

James J. Strauss,               American Express Financial   IDS Tower 10                 Vice President
Vice President and General      Advisors Inc.                Minneapolis, MN 55440
Auditor

Jeffrey J. Stremcha,            American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Barbara Stroup Stewart,         American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Keith N. Tufte                  American Express Financial   IDS Tower 10                 Vice President and
Vice President and Director     Advisors Inc.                Minneapolis, MN 55440        Director of Equity Research
of Equity Research

Norman Weaver Jr.,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Insurance                                Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

Michael L. Weiner,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Capital Holdings Inc.                                 Vice President

                                IDS Futures Brokerage Group                               Vice President

                                IDS Futures Corporation                                   Vice President, Treasurer
                                                                                          and Secretary

                                IDS Sales Support Inc.                                    Director, Vice President
                                                                                          and Assistant Treasurer

Jeffry F. Welter,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Edwin M. Wistrand,              American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel

                                American Express Financial                                Vice President and Chief
                                Advisors Japan Inc.                                       Legal Officer

Michael D. Wolf,                American Express Asset       IDS Tower 10                 Executive Vice President
Vice President                  Management Group Inc.        Minneapolis, MN 55440        and Senior Portfolio
                                                                                          Manager

                                American Express Financial                                Vice President
                                Advisors Inc.

Michael R. Woodward,            American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

Item 27. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

         AXP Bond Fund, Inc.; AXP California Tax-Exempt Trust; AXP Discovery Fund, Inc.; AXP Equity Select Fund, Inc.; AXP Extra Income Fund, Inc.; AXP Federal Income Fund, Inc.; AXP Global Series, Inc.; AXP Growth Series, Inc.; AXP High Yield Tax-Exempt Fund, Inc.; AXP International Fund, Inc.; AXP Investment Series, Inc.; AXP Managed Series, Inc.; AXP Market Advantage Series, Inc.; AXP Money Market Series, Inc.; AXP New Dimensions Fund, Inc.; AXP Precious Metals Fund, Inc.; AXP Progressive Fund, Inc.; AXP Selective Fund, Inc.; AXP Special Tax-Exempt Series Trust; AXP Stock Fund, Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series, Inc.; AXP Tax-Free Money Fund, Inc.; AXP Utilities Income Fund, Inc., Growth Trust; Growth and Income Trust; Income Trust; Tax-Free Income Trust; World Trust; IDS Certificate Company; Strategist Income Fund, Inc.; Strategist Growth Fund, Inc.; Strategist Growth and Income Fund, Inc.; Strategist World Fund, Inc. and Strategist Tax-Free Income Fund, Inc.

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal Business Address    Position and Offices with           Offices with Registrant
                                       Underwriter

Ronald G. Abrahamson                   Vice President-Service Quality      None
IDS Tower 10                           and Reengineering
Minneapolis, MN  55440

Douglas A. Alger                       Senior Vice President-Human         None
IDS Tower 10                           Resources
Minneapolis, MN  55440

Peter J. Anderson                      Senior Vice President-Investment    Vice President-Investments
IDS Tower 10                           Operations
Minneapolis, MN  55440

Ward D. Armstrong                      Vice President-American Express     None
IDS Tower 10                           Retirement Services
Minneapolis, MN  55440

John M. Baker                          Vice President-Plan Sponsor         None
IDS Tower 10                           Services
Minneapolis, MN  55440

Joseph M. Barsky III                   Vice President - Mutual Fund        None
IDS Tower 10                           Equities
Minneapolis, MN  55440

Timothy V. Bechtold                    Vice President-Risk Management      None
IDS Tower 10                           Products
Minneapolis, MN  55440

John D. Begley                         Group Vice President-Ohio/Indiana   None
Suite 100
7760 Olentangy River Rd.
Columbus, OH  43235

Brent L. Bisson                        Group Vice President-Los Angeles    None
Suite 900, E. Westside Twr             Metro
11835 West Olympic Blvd.
Los Angeles, CA  90064

John C. Boeder                         Vice President-Nonproprietary       None
IDS Tower 10                           Products
Minneapolis, MN  55440

Walter K. Booker                       Group Vice President-New Jersey     None
Suite 200, 3500 Market Street
Camp Hill, NJ  17011

Bruce J. Bordelon                      Group Vice President - San          None
1333 N. California Blvd., Suite 200    Francisco Area
Walnut Creek, CA  94596

Charles R. Branch                      Group Vice President-Northwest      None
Suite 200
West 111 North River Dr.
Spokane, WA  99201

Douglas W. Brewers                     Vice President-Sales Support        None
IDS Tower 10
Minneapolis, MN  55440

Karl J. Breyer                         Corporate Senior Vice President     None
IDS Tower 10
Minneapolis, MN  55440

Cynthia M. Carlson                     Vice President-American Express     None
IDS Tower 10                           Securities Services
Minneapolis, MN  55440

Mark W. Carter                         Senior Vice President and Chief     None
IDS Tower 10                           Marketing Officer
Minneapolis, MN  55440

James E. Choat                         Senior Vice President - Third       None
IDS Tower 10                           Party Distribution
Minneapolis, MN  55440

Kenneth J. Ciak                        Vice President and General          None
IDS Property Casualty                  Manager-IDS Property Casualty
1400 Lombardi Avenue
Green Bay, WI  54304

Paul A. Connolly                       Vice President-Retail - Retail      None
IDS Tower 10                           Distribution Services
Minneapolis, MN 55440

Henry J. Cormier                       Group Vice President-Connecticut    None
Commerce Center One
333 East River Drive
East Hartford, CT  06108

John M. Crawford                       Group Vice President-Arkansas/      None
Suite 200                              Springfield/Memphis
10800 Financial Ctr Pkwy
Little Rock, AR  72211

Kevin F. Crowe                         Group Vice                          None
Suite 312                              President-Carolinas/Eastern
7300 Carmel Executive Pk               Georgia
Charlotte, NC  28226

Colleen Curran                         Vice President and Assistant        None
IDS Tower 10                           General Counsel
Minneapolis, MN  55440

Luz Maria Davis                        Vice President-Communications       None
IDS Tower 10
Minneapolis, MN  55440

Arthur E. Delorenzo                    Group Vice President - Upstate      None
4 Atrium Drive, #100                   New York
Albany, NY  12205

Scott M. DiGiammarino                  Group Vice                          None
Suite 500, 8045 Leesburg Pike          President-Washington/Baltimore
Vienna, VA  22182

Bradford L. Drew                       Group Vice President-Eastern        None
Two Datran Center                      Florida
Penthouse One B
9130 S. Dadeland Blvd.
Miami, FL  33156

Douglas K. Dunning                     Vice President-Assured Assets       None
IDS Tower 10                           Product Development and Management
Minneapolis, MN  55440

James P. Egge                          Group Vice President-Western        None
4305 South Louise, Suite 202           Iowa, Nebraska, Dakotas
Sioux Falls, SD  57103

Gordon L. Eid                          Senior Vice President, General      None
IDS Tower 10                           Counsel and Chief Compliance
Minneapolis, MN  55440                 Officer

Robert M. Elconin                      Vice President-Government           None
IDS Tower 10                           Relations
Minneapolis, MN  55440

Phillip W. Evans                       Group Vice President-Rocky          None
Suite 600                              Mountain
6985 Union Park Center
Midvale, UT  84047-4177

Gordon M. Fines                        Vice President-Mutual Fund Equity   None
IDS Tower 10                           Investments
Minneapolis, MN  55440

Douglas L. Forsberg                    Vice President - International      None
IDS Tower 10
Minneapolis, MN  55440

Jeffrey P. Fox                         Vice President and Corporate        None
IDS Tower 10                           Controller
Minneapolis, MN  55440

William P. Fritz                       Group Vice President-Gateway        None
Suite 160
12855 Flushing Meadows Dr
St. Louis, MO  63131

Carl W. Gans                           Group Vice President-Twin City      None
8500 Tower Suite 1770                  Metro
8500 Normandale Lake Blvd.
Bloomington, MN  55437

Peter A. Gallus                        Vice President-Investment           None
IDS Tower 10                           Administration
Minneapolis, MN  55440

David A. Hammer                        Vice President and Marketing        None
IDS Tower 10                           Controller
Minneapolis, MN  55440

Teresa A. Hanratty                     Senior Vice President-Field         None
Suites 6&7                             Management
169 South River Road
Bedford, NH  03110

Robert L. Harden                       Group Vice President-Boston Metro   None
Two Constitution Plaza
Boston, MA  02129

Lorraine R. Hart                       Vice President-Insurance            None
IDS Tower 10                           Investments
Minneapolis, MN  55440

Scott A. Hawkinson                     Vice President and                  None
IDS Tower 10                           Controller-Private Client Group
Minneapolis, MN  55440

Brian M. Heath                         Senior Vice President and General   None
Suite 150                              Sales Manager
801 E. Campbell Road
Richardson, TX  75081

Janis K. Heaney                        Vice President-Incentive            None
IDS Tower 10                           Management
Minneapolis, MN  55440

Jon E. Hjelm                           Group Vice President-Rhode          None
319 Southbridge Street                 Island/Central-Western
Auburn, MA  01501                      Massachusetts

David J. Hockenberry                   Group Vice President-Tennessee      None
30 Burton Hills Blvd.                  Valley
Suite 175
Nashville, TN  37215

Jeffrey S. Horton                      Vice President and Treasurer        None
IDS Tower 10
Minneapolis, MN  55440

David R. Hubers                        Chairman, President and Chief       Board member
IDS Tower 10                           Executive Officer
Minneapolis, MN  55440

Debra A. Hutchinson                    Vice President - Relationship       None
IDS Tower 10                           Leader
Minneapolis, MN  55440

James M. Jensen                        Vice President and                  None
IDS Tower 10                           Controller-Advice and Retail
Minneapolis, MN  55440                 Distribution Group

Marietta L. Johns                      Senior Vice President-Field         None
IDS Tower 10                           Management
Minneapolis, MN  55440

Nancy E. Jones                         Vice President-Business             None
IDS Tower 10                           Development
Minneapolis, MN  55440

Ora J. Kaine                           Vice President-Financial Advisory   None
IDS Tower 10                           Services
Minneapolis, MN  55440

Linda B. Keene                         Vice President-Market Development   None
IDS Tower 10
Minneapolis, MN  55440

Raymond G. Kelly                       Group Vice President-North Texas    None
Suite 250
801 East Campbell Road
Richardson, TX  75081

Richard W. Kling                       Senior Vice President-Insurance     None
IDS Tower 10                           Products
Minneapolis, MN  55440

John M. Knight                         Vice President-Investment           Treasurer
IDS Tower 10                           Accounting
Minneapolis, MN  55440

Paul F. Kolkman                        Vice President-Actuarial Finance    None
IDS Tower 10
Minneapolis, MN  55440

Claire Kolmodin                        Vice President-Service Quality      None
IDS Tower 10
Minneapolis, MN  55440

David S. Kreager                       Group Vice President-Greater        None
Suite 108                              Michigan
Trestle Bridge V
5136 Lovers Lane
Kalamazoo, MI  49002

Steven C. Kumagai                      Director and Senior Vice            None
IDS Tower 10                           President-Direct and Interactive
Minneapolis, MN  55440                 Group

Mitre Kutanovski                       Group Vice President-Chicago Metro  None
Suite 680
8585 Broadway
Merrillville, IN  48410

Kurt A. Larson                         Vice President-Senior Portfolio     None
IDS Tower 10                           Manager
Minneapolis, MN  55440

Lori J. Larson                         Vice President-Brokerage and        None
IDS Tower 10                           Direct Services
Minneapolis, MN  55440

Daniel E. Laufenberg                   Vice President and Chief U.S.       None
IDS Tower 10                           Economist
Minneapolis, MN  55440

Peter A. Lefferts                      Senior Vice President-Corporate     None
IDS Tower 10                           Strategy and Development
Minneapolis, MN  55440

Douglas A. Lennick                     Director and Executive Vice         None
IDS Tower 10                           President-Private Client Group
Minneapolis, MN  55440

Mary J. Malevich                       Vice President-Senior Portfolio     None
IDS Tower 10                           Manager
Minneapolis, MN  55440






Fred A. Mandell                        Vice President-Distribution         None
IDS Tower 10                           Channel Marketing
Minneapolis, MN  55440

Daniel E. Martin                       Group Vice President-Pittsburgh     None
Suite 650                              Metro
5700 Corporate Drive
Pittsburgh, PA  15237

Timothy J. Masek                       Vice President and Director of      None
IDS Tower 10                           Global Research
Minnapolis, MN  55440

Sarah A. Mealey                        Vice President-Mutual Funds         None
IDS Tower 10
Minneapolis, MN  55440

Paula R. Meyer                         Vice President-Assured Assets       None
IDS Tower 10
Minneapolis, MN  55440

Shashank B. Modak                      Vice President - Technology Leader  None
IDS Tower 10
Minneapolis, MN  55440

Pamela J. Moret                        Senior Vice President-Investment    None
IDS Tower 10                           Products and Vice
Minneapolis, MN  55440                 President-Variable Assets

Barry J. Murphy                        Senior Vice President-Client        None
IDS Tower 10                           Service
Minneapolis, MN  55440

Mary Owens Neal                        Vice President-Consumer Marketing   None
IDS Tower 10
Minneapolis, MN  55440

Thomas V. Nicolosi                     Group Vice President-New York       None
Suite 220                              Metro Area
500 Mamaroneck Avenue
Harrison, NY  10528

Michael J. O'Keefe                     Vice President-Advisory Business    None
IDS Tower 10                           Systems
Minneapolis, MN 55440

James R. Palmer                        Vice President-Taxes                None
IDS Tower 10
Minneapolis, MN  55440

Marc A. Parker                         Group Vice                          None
10200 SW Greenburg Road                President-Portland/Eugene
Suite 110
Portland, OR 97223

Carla P. Pavone                        Vice President-Compensation         None
IDS Tower 10                           Services and ARD Product
Minneapolis, MN  55440                 Distribution

Thomas P. Perrine                      Senior Vice President-Group         None
IDS Tower 10                           Relationship Leader/American
Minneapolis, MN  55440                 Express Technologies Financial
                                       Services

Susan B. Plimpton                      Vice President-Marketing Services   None
IDS Tower 10
Minneapolis, MN  55440

Larry M. Post                          Group Vice President-Philadelphia   None
One Tower Bridge                       Metro
100 Front Street 8th Fl
West Conshohocken, PA  19428

Ronald W. Powell                       Vice President and Assistant        None
IDS Tower 10                           General Counsel
Minneapolis, MN  55440

Diana R. Prost                         Group Vice                          None
3030 N.W. Expressway                   President-Kansas/Oklahoma
Suite 900
Oklahoma City, OK  73112

James M. Punch                         Vice President Branded Platform     None
IDS Tower 10                           Project
Minneapolis, MN  55440

Frederick C. Quirsfeld                 Senior Vice President-Fixed Income  Vice President - Fixed Income
IDS Tower 10                                                               Investments
Minneapolis, MN  55440

Rollyn C. Renstrom                     Vice President-Corporate Planning   None
IDS Tower 10                           and Analysis
Minneapolis, MN  55440

R. Daniel Richardson III               Group Vice President-Southern       None
Suite 800                              Texas
Arboretum Plaza One
9442 Capital of Texas Hwy N.
Austin, TX  78759

ReBecca K. Roloff                      Senior Vice President-Field         None
IDS Tower 10                           Management and Financial Advisory
Minneapolis, MN  55440                 Service

Stephen W. Roszell                     Senior Vice                         None
IDS Tower 10                           President-Institutional
Minneapolis, MN  55440

Max G. Roth                            Group Vice                          None
Suite 201 S IDS Ctr                    President-Wisconsin/Upper Michigan
1400 Lombardi Avenue
Green Bay, WI  54304

Diane M. Ruebling                      Group Vice President-Central        None
Suite 200, Bldg. B                     California/Western Nevada
2200 Douglas Blvd.
Roseville, CA  95661

Erven A. Samsel                        Senior Vice President-Field         None
45 Braintree Hill Park                 Management
Suite 402
Braintree, MA  02184

Theresa M. Sapp                        Vice President - Relationship       None
IDS Tower 10                           Leader
Minneapolis, MN  55440

Russell L. Scalfano                    Group Vice                          None
Suite 201                              President-Illinois/Indiana/Kentucky
101 Plaza East Blvd.
Evansville, IN  47715

William G. Scholz                      Group Vice President-Arizona/Las    None
Suite 205                              Vegas
7333 E Doubletree Ranch Rd
Scottsdale, AZ  85258

Stuart A. Sedlacek                     Senior Vice President and Chief     None
IDS Tower 10                           Financial Officer
Minneapolis, MN  55440

Donald K. Shanks                       Vice President-Property Casualty    None
IDS Tower 10
Minneapolis, MN  55440

F. Dale Simmons                        Vice President-Senior Portfolio     None
IDS Tower 10                           Manager, Insurance Investments
Minneapolis, MN  55440

Judy P. Skoglund                       Vice President-Quality and          None
IDS Tower 10                           Service Support
Minneapolis, MN  55440

James B. Solberg                       Group Vice President-Eastern Iowa   None
466 Westdale Mall                      Area
Cedar RapIDS, IA  52404

Bridget Sperl                          Vice President-Geographic Service   None
IDS Tower 10                           Teams
Minneapolis, MN  55440

Paul J. Stanislaw                      Group Vice President-Southern       None
Suite 1100                             California
Two Park Plaza
Irvine, CA  92714

Lisa A. Steffes                        Vice President - Marketing Offer    None
IDS Tower 10                           Development
Minneapolis, MN  55440

Lois A. Stilwell                       Group Vice President-Outstate       None
Suite 433                              Minnesota Area/ North
9900 East Bren Road                    Dakota/Western Wisconsin
Minnetonka, MN  55343

William A. Stoltzmann                  Vice President and Assistant        None
IDS Tower 10                           General Counsel
Minneapolis, MN  55440

James J. Strauss                       Vice President and General Auditor  None
IDS Tower 10
Minneapolis, MN  55440

Jeffrey J. Stremcha                    Vice President-Information          None
IDS Tower 10                           Resource Management/ISD
Minneapolis, MN  55440

Barbara Stroup Stewart                 Vice President-Channel Development  None
IDS Tower 10
Minneapolis, MN  55440

Craig P. Taucher                       Group Vice                          None
Suite 150                              President-Orlando/Jacksonville
4190 Belfort Road
Jacksonville,  FL  32216

Neil G. Taylor                         Group Vice                          None
Suite 425                              President-Seattle/Tacoma/Hawaii
101 Elliott Avenue West
Seattle, WA  98119

John R. Thomas                         Senior Vice President               Board Member
IDS Tower 10
Minneapolis, MN  55440

Keith N. Tufte                         Vice President and Director of      None
IDS Tower 10                           Equity Research
Minneapolis, MN  55440

Peter S. Velardi                       Group Vice                          None
Suite 180                              President-Atlanta/Birmingham
1200 Ashwood Parkway
Atlanta, GA  30338

Charles F. Wachendorfer                Group Vice President-Detroit Metro  None
8115 East Jefferson Avenue
Detroit, MI  48214

Donald F. Weaver                       Group Vice President-Greater        None
3500 Market Street, Suite 200          Pennsylvania
Camp Hill, PA  17011

Norman Weaver Jr.                      Senior Vice President - Alliance    None
1010 Main St. Suite 2B                 Group
Huntington Beach, CA  92648

Michael L. Weiner                      Vice President-Tax Research and     None
IDS Tower 10                           Audit
Minneapolis, MN  55440

Jeffry M. Welter                       Vice President-Equity and Fixed     None
IDS Tower 10                           Income Trading
Minneapolis, MN  55440

Thomas L. White                        Group Vice President-Cleveland      None
Suite 200                              Metro
28601 Chagrin Blvd.
Woodmere, OH  44122

Eric S. Williams                       Group Vice President-Virginia       None
Suite 250
3951 Westerre Parkway
Richmond, VA  23233

William J. Williams                    Group Vice President-Western        None
Two North Tamiami Trail                Florida
Suite 702
Sarasota, FL  34236

Edwin M. Wistrand                      Vice President and Assistant        None
IDS Tower 10                           General Counsel
Minneapolis, MN  55440

Michael D. Wolf                        Vice President-Senior Portfolio     None
IDS Tower 10                           Manager
Minneapolis, MN  55440

Michael R. Woodward                    Senior Vice President-Field         None
32 Ellicott St                         Management
Suite 100
Batavia, NY  14020

Rande L. Zellers                       Group Vice President-Gulf States    None
1 Galleria Blvd., Suite 1900
Metairie, LA  70001


Item 27 (c).        Not Applicable

Item 28.            Location of Accounts and Records

                    American Express Financial Corporation
                    IDS Tower 10
                    Minneapolis, MN  55440

Item 29.            Management Services

                    Not Applicable.

Item 30.            Undertakings

                    Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, AXP Strategy Series, Inc., has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and the State of Minnesota on the 29th day of May, 2001.


AXP STRATEGY SERIES, INC.

By /s/   Arne H. Carlson**
   -----------------------------------------
         Arne H. Carlson, Chief Executive Officer



By   /s/ John M. Knight
   -----------------------------------------
         John M. Knight, Treasurer

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of May, 2001.

Signature                                            Capacity

/s/  Peter J. Anderson*
------------------------------------                 Director
     Peter J. Anderson

/s/  H. Brewster Atwater, Jr.*                       Director
------------------------------------
     H. Brewster Atwater, Jr.

/s/  Arne H. Carlson*                                Chairman of the Board
------------------------------------
     Arne H. Carlson

/s/  Lynne V. Cheney*                                Director
------------------------------------
     Lynne V. Cheney

/s/  Livio D. DeSimone*                              Director
------------------------------------
     Livio D. DeSimone

/s/  Ira D. Hall*                                    Director
------------------------------------
     Ira D. Hall

/s/  David R. Hubers*                                Director
------------------------------------
     David R. Hubers

/s/  Heinz F. Hutter*                                Director
------------------------------------
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Director
------------------------------------
     Anne P. Jones

/s/  William R. Pearce*                              Director
------------------------------------
     William R. Pearce

/s/  Alan K. Simpson*                                Director
------------------------------------
     Alan K. Simpson

/s/  John R. Thomas*                                 Director
------------------------------------
     John R. Thomas

/s/  C. Angus Wurtele*                               Director
------------------------------------
     C. Angus Wurtele

*Signed pursuant to Directors' Power of Attorney dated Jan. 11, 2001, filed electronically herewith as Exhibit (q)(1), by:



/s/ Leslie L. Ogg
------------------------------------
Leslie L. Ogg

**Signed pursuant to Officers' Power of Attorney dated Jan. 11, 2001, filed electronically herewith as Exhibit (q)(2), by:



/s/ Leslie L. Ogg
-----------------------------------
Leslie L. Ogg

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 42 TO REGISTRATION STATEMENT NO. 2-89288


This post-effective amendment comprises the following papers and documents:

The facing sheet.

Part A.

     The prospectus for:
         AXP Equity Value Fund
         AXP Focus 20 Fund
         AXP Small Cap Advantage Fund
         AXP Small Cap Growth Fund
         AXP Strategy Aggressive Fund

Part B.

     Statement of Additional Information for:
         AXP Equity Value Fund
         AXP Focus 20 Fund
         AXP Small Cap Advantage Fund
         AXP Small Cap Growth Fund
         AXP Strategy Aggressive Fund

Part C.

Other information.

Exhibits.

The signatures.